UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Under §240.14a-12

Nuveen Texas Quality Municipal Income Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE TO SHAREHOLDERS OF

MUNIFUND PREFERRED SHARES OF

NUVEEN TEXAS QUALITY MUNICIPAL INCOME FUND (NTX)

AUGUST 9, 2019

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposal to be voted on.

Q.	Why am I receiving the enclosed Proxy Statement?

A.

You are receiving the Proxy Statement as a holder of MuniFund Preferred Shares (“MFP Shares”) of Nuveen Texas Quality Municipal Income Fund (the “Target Fund”) in connection with a special meeting of shareholders of the Target Fund (the “Special Meeting”). At the Special Meeting, shareholders of the Target Fund will be asked to vote on an Agreement and Plan of Reorganization (the “Proposal”) under which the Target Fund will transfer substantially all of its assets and liabilities to Nuveen Quality Municipal Income Fund (the “Acquiring Fund”) in exchange for newly issued common and preferred shares of the Acquiring Fund (the “Reorganization”). The Acquiring Fund and the Target Fund are collectively referred to herein as the “Funds,” and each, a “Fund.”

The Target Fund’s Board of Trustees (the “Target Fund’s Board”), including the independent Board members, unanimously recommends that you vote FOR the Proposal.

Q.	Why has the Target Fund’s Board recommended the Proposal?

A.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), a subsidiary of Nuveen, LLC (“Nuveen”) and the Funds’ investment adviser, recommended the proposed Reorganization as part of an ongoing initiative to rationalize the product offerings of Nuveen’s municipal closed-end funds. Based on information provided by Nuveen Fund Advisors, the Target Fund’s Board believes that the proposed Reorganization may benefit common shareholders of the Target Fund in a number of ways, including, among other things:

•

The potential for higher common share net earnings, due in part to the Acquiring Fund’s larger exposure to lower rated securities (or “junk bonds”) which are subject to higher risk, as well as operating economies from the Acquiring Fund’s greater scale;

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•

Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities; and

•

Lower net operating expenses excluding the cost of leverage, as certain fixed costs are spread over a larger asset base and a lower management fee for Target Fund shareholders due to breakpoints in the Acquiring Fund’s fee schedule (as discussed in more detail below, total expenses including leverage are expected to be higher for the combined fund due to different amounts of leverage).

With respect to holders of preferred shares of the Target Fund, the Target Fund’s Board considered that, upon the closing of the Reorganization, holders of the MFP Shares of the Target Fund will receive, on a one-for-one basis, newly issued MFP Shares of the Acquiring Fund having substantially similar terms, as of the closing of the Reorganization, as the MFP Shares exchanged therefor.

For these reasons, the Target Fund’s Board has determined that the Reorganization would be in the best interests of the Target Fund and has approved the Reorganization.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund may benefit in the near term from a modest increase in operating efficiencies and over the long term from increased investment capital, which allows the Acquiring Fund to pursue additional investment opportunities. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund’s Board considered that the outstanding preferred shares of the Acquiring Fund and the preferred shares of the Acquiring Fund to be issued in the Reorganization would have equal priority with each other as to the payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Q.	How will holders of MFP Shares be affected by the Reorganization?

A.

The Acquiring Fund has one series of MFP Shares outstanding, two series of Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”) and three series of Variable Rate Demand Preferred Shares (“VRDP Shares”) outstanding. The Target Fund has one series of MFP Shares outstanding. Upon the closing of the Reorganization, holders of MFP Shares of the Target Fund will receive, on a one-for-one basis, newly issued MFP Shares of the Acquiring Fund having substantially similar terms, as of the closing of the Reorganization, as the MFP Shares of the Target Fund exchanged therefor. The outstanding preferred shares of the Acquiring Fund and the preferred shares to be issued by the Acquiring Fund in the Reorganization will have equal priority with each other and with any other preferred shares that the Acquiring Fund may issue in the future as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Following the Reorganization, holders of MFP Shares of the combined fund received in exchange for MFP Shares of the Target Fund will hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of preferred shares of the Target Fund prior to the Reorganization. Additionally, the combined fund will have multiple series and types of preferred shares outstanding, while the Target Fund has one series of preferred shares outstanding. The different types of preferred shares have different characteristics and features, which are described in more detail in the Proxy Statement. See “Information About the Reorganization—Description of MFP Shares to Be Issued by the Acquiring Fund” beginning on page 31, “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund MFP Shares” beginning on page 46, “Additional

Information the Acquiring Fund—Description of Outstanding Acquiring Fund AMTP Shares” beginning on page 48, and “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund VRDP Shares” beginning on page 50. In addition, the voting power of certain series of preferred shares may be more concentrated than others.

Q.

Will the terms of the MFP Shares to be issued by the Acquiring Fund as part of the Reorganization be substantially similar to the terms of the Target Fund’s MFP Shares outstanding as of immediately prior to the closing of the Reorganization?

A.

Yes. The terms of the MFP Shares to be issued by the Acquiring Fund as part of the Reorganization will be substantially similar, as of the closing of the Reorganization, to the terms of the Target Fund’s MFP Shares outstanding as of immediately prior to the closing of the Reorganization, including the same:

•	dividend rate and dividend determination method, including applicable spread adjustments, and dividend amount adjustment provisions;

•	mandatory and optional redemption terms, including the same term redemption date;

•	voting and consent rights; and

•	information delivery rights.

Q.	Do the Funds have similar investment objectives, policies and risks?

A.

Both Funds seek to provide tax-exempt current income by investing primarily in municipal securities. However, there are material differences between the investment objectives, policies and risks of the Funds. The principal similarities and differences between the Funds’ investment objectives, policies and risks are as follows:

•	Both Funds seek current income exempt from regular federal income tax.

•

The Target Fund invests primarily in Texas municipal obligations and is subject to economic, political and other risks of a single state, while the Acquiring Fund may invest in municipal obligations of any U.S. state or territory.

•	Each Fund may invest up to 20% of its managed assets in municipal securities which pay interest that is subject to the federal alternative minimum tax applicable to individuals.

•

The Target Fund invests primarily in investment-grade securities, while the Acquiring Fund may invest up to 35% of its managed assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization.

•	Each Fund is a diversified, closed-end management investment company and currently employs leverage through the issuance of preferred shares and the use of inverse floating rate securities.

See “A. Synopsis—Comparison of the Acquiring Fund and the Target Fund—Investment Objectives and Policies” and “A. Synopsis—Comparative Risk Information” for more information.

Q.	Will holders of MFP Shares have to pay any fees or expenses in connection with the Reorganization?

A.

No. The Target Fund, and indirectly its common shareholders, will bear the costs of the Reorganization, whether or not the Reorganization is consummated. Preferred shareholders will not bear any costs of the Reorganization. The allocation of the costs of the Reorganization to the Target Fund is based on the expected benefits of the Reorganization, including forecasted increases to net earnings, improvements in the secondary trading market for common shares and operating expense savings, if any, to Target Fund shareholders following the Reorganization.

The total costs of the Reorganization are estimated to be $475,000 (0.32% of average net assets attributable to the Target Fund’s common shares for the six-month period ended April 30, 2019) and such costs will be reflected in the Target Fund’s net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganization. If the Reorganization is not consummated for any reason, including because the requisite shareholder approvals are not obtained, the Target Fund, and common shareholders of the Target Fund indirectly, will still bear the costs of the Reorganization.

A Target Fund shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions, which could apply as a result of the Reorganization. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Funds or the Funds’ investment adviser. The imposition of such fees is based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	Does the Reorganization constitute a taxable event for the Target Fund’s shareholders?

A.

No. The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that Target Fund shareholders will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization, except to the extent that a Target Fund common shareholder receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Reorganization, the Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. Prior to the closing of the Reorganization, the Target Fund is expected to sell certain municipal securities in its portfolio. Such sales are not expected to be material (less than 5% of the assets of the Target Fund). To the extent that portfolio securities of the Target Fund are sold prior to the closing of the Reorganization, the Target Fund may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund.

Q.	What will happen if the required shareholder approvals are not obtained?

A.

The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganization to occur, all requisite shareholder approvals must be obtained, and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of the Acquiring Fund, also must be obtained. Because the closing of the Reorganization is contingent upon each of the Acquiring Fund and Target Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of the Target Fund entitled to vote approve the Proposal and the Target Fund satisfies all of its closing conditions, if the Acquiring Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Reorganization is not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Proposal or, with respect to the Target Fund’s Board, continuing to operate the Target Fund as a standalone fund.

Each series of preferred shares was issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, one or more shareholder approvals required for the Reorganization to occur may turn on the exercise of voting or consent rights by such particular shareholder(s) and its or their determination as to the favorable view of the Reorganization with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the Proposal; there is no guarantee that such shareholders will approve the Proposal over which they may exercise effective disposition power.

Q.	What is the timetable for the Reorganization?

A.

If the shareholder approvals and other conditions to closing are satisfied (or waived), the Reorganization is expected to take effect on or about November 11, 2019 or as soon as practicable thereafter.

Q.	How does the Board recommend that shareholders vote on the Reorganization?

A.	After careful consideration, each Board has determined that the Reorganization is in the best interests of its Fund and recommends that holders of MFP Shares vote FOR the Proposal.

Q.	Who do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at 1-866-905-8143 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

v

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

•

To vote in person, if you own shares directly with the Target Fund, you may attend the Special Meeting and vote in person, or you may execute a proxy designating a representative to attend the Special Meeting and vote on your behalf. If you own shares in “street name” through a broker or nominee, you may attend the Special Meeting and vote in person only if you obtain a proxy from your broker or nominee in advance of the Special Meeting and bring it with you to hand in along with the ballot that will be provided. The date, time and location of the Special Meeting is set forth on the enclosed notice of meeting for the Target Fund.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the Proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matter being proposed was important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, the Target Fund may not be able to hold the Special Meeting or the vote on the Proposal, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

AUGUST 9, 2019

NUVEEN TEXAS QUALITY MUNICIPAL INCOME FUND (NTX)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 23, 2019

To the Holders of MuniFund Term Preferred Shares:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of Nuveen Texas Quality Municipal Income Fund (the “Target Fund”) will be held at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, September 23, 2019 at 2:00 p.m. Central time, for the following purposes:

Agreement and Plan of Reorganization. The shareholders of the Target Fund voting as set forth below will vote on a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Target Fund would: (i) transfer substantially all of its assets to Nuveen Quality Municipal Income Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund; and (iii) liquidate, dissolve and terminate in accordance with applicable law.

(a)	The common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Reorganization.

(b)	The preferred shareholders voting together as a single class to approve the Agreement and Plan of Reorganization.

To transact such other business as may properly come before the Special Meeting.

Only shareholders of record of the Funds as of the close of business on June 25, 2019 are entitled to notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof. The common shareholders of the Target Fund and the preferred shareholders of the Acquiring Fund are being solicited to vote on the proposal described above by means of a separate joint proxy statement/prospectus.

All Fund shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

1

If you intend to attend the Special Meeting in person and you are a record holder of Target Fund shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Gifford R. Zimmerman

Vice President and Secretary

The Nuveen Closed-End Funds

2

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

PROXY STATEMENT

FOR HOLDERS OF MUNIFUND TERM PREFERRED SHARES

OF

NUVEEN TEXAS QUALITY MUNICIPAL INCOME FUND (NTX)

AUGUST 9, 2019

This Proxy Statement is being furnished by Nuveen Texas Quality Municipal Income Fund (the “Target Fund”) to holders of MuniFund Term Preferred Shares (“MFP Shares”) of the Target Fund in connection with the solicitation of proxies by the Board of Trustees (the “Target Fund’s Board,” and each of the Target Fund’s Board and the Board of Trustees of the Acquiring Fund (defined below) (the “Acquiring Fund’s Board”), a “Board” and together, the “Boards” and each trustee, a “Board Member”) of the Target Fund and Nuveen Quality Municipal Income Fund (the “Acquiring Fund”) (each a “Fund” and together, the “Funds”), for use at the Special Meeting of Shareholders of the Target Fund to be held at the offices of Nuveen, LLC (“Nuveen”), 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, September 23, 2019 at 2:00 p.m. Central time, and at any and all adjournments or postponements thereof (the “Special Meeting”), to consider the proposal described below and discussed in greater detail elsewhere in this Proxy Statement. The Acquiring Fund and Target Fund are organized as Massachusetts business trusts. The enclosed proxy card and this Proxy Statement are first being sent to holders of MFP Shares on or about August 13, 2019. Shareholders of record of the Target Fund as of the close of business on June 25, 2019 are entitled to notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof.

This Proxy Statement explains concisely what you should know before voting on the proposal described in this Proxy Statement or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

On the matter coming before the Special Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposal. Shareholders of the Target Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposal by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending the Special Meeting will not revoke any previously submitted proxy.

Pursuant to this Proxy Statement, holders of MFP Shares of the Target Fund are being solicited to vote on a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Target Fund would: (i) transfer substantially all of its assets to the Acquiring Fund in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund; and (iii) liquidate, dissolve and terminate in accordance with applicable law (the “Reorganization”).

In addition to its common shares, each Fund has one or more series of preferred shares outstanding. The Acquiring Fund has one series of MFP Shares, three series of Variable Rate Demand Preferred Shares (“VRDP Shares”) and two series of Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”) outstanding. The Target Fund has one series of MFP Shares outstanding.

To be approved, the proposal must be approved by the Funds’ common and preferred shareholders as follows:

•

With respect to the Target Fund, the proposal must be approved by the Target Fund’s common and preferred shareholders voting together as a single class and by the Target Fund’s preferred shareholders voting separately.

•	With respect to the Acquiring Fund, the proposal must be approved by the Acquiring Fund’s preferred shareholders voting together as a single class.

Only holders of MFP Shares of the Target Fund are being solicited to vote on the proposal described above pursuant to this Proxy Statement. The common shareholders of the Target Fund and preferred shareholders of the Acquiring Fund are being solicited to vote on the proposal described above by means of a separate joint proxy statement/prospectus.

A quorum of shareholders is required to take action at the Special Meeting. A majority of the shares entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Special Meeting. Votes cast in person or by proxy at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” for which instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee returns a valid proxy but are not voted because the broker or nominee does not have discretionary authority to vote such shares on a particular matter. For purposes of voting on the proposal, abstentions and broker non-votes, if any, will be counted as present for purposes of determining whether a quorum is present.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Fund’s Special Meeting. The Target Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by each Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal described in this Proxy Statement is considered a “non-routine” matter for which, under the rules of the NYSE, uninstructed shares may not be voted by broker-dealers. Because the approval of the proposal requires that a minimum percentage of the Target Fund’s outstanding common shares and preferred shares and the Acquiring Fund’s preferred shares be voted in favor of the proposal, abstentions and broker non-votes will have the same effect as a vote against the proposal.

ii

Those persons who were shareholders of record of MFP Shares of the Target Fund as of the close of business on June 25, 2019 will be entitled to one vote for each share held.

As of June 25, 2019, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)	MFP Shares	VRDP Shares	AMTP Shares
Acquiring Fund (NAD)	201,864,367	6,070 (Series A)	2,368 (Series 1) 2,675 (Series 2) 1,277 (Series 3)	3,370 (Series 2028) 2,085 (Series 2028-1)
Target Fund (NTX)	9,958,610	720 (Series A)	—	—

(1)

The common shares of the Acquiring Fund and Target Fund are listed on the NYSE. Upon the closing of the Reorganization, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. None of the preferred shares are currently listed on any exchange.

The proposed Reorganization is part of an ongoing initiative to rationalize the product offerings of Nuveen’s municipal closed-end funds. The Acquiring Fund and the Target Fund invest exclusively in municipal securities and other investments the income from which is exempt from regular federal income taxes; however, the Target Fund concentrates its investment portfolio in Texas state-specific, investment-grade municipal securities in comparison to the Acquiring Fund’s policy of investing in a nationally diversified portfolio of medium-credit municipal securities.

iii

PROXY STATEMENT

AUGUST 9, 2019

NUVEEN TEXAS QUALITY MUNICIPAL INCOME FUND (NTX)

iv

v

PROPOSAL—REORGANIZATION OF THE TARGET FUND INTO THE ACQUIRING FUND

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement with respect to the proposed Reorganization. More complete information is contained elsewhere in this Proxy Statement and the appendices hereto and thereto. Shareholders should read the entire Proxy Statement carefully.

Background and Reasons for the Reorganization

The Target Fund’s Board has approved the Reorganization as part of an ongoing initiative to rationalize the product offerings of Nuveen funds. The Board considered the Reorganization in connection with this initiative and determined that the Reorganization would be in the best interests of the Target Fund. The Acquiring Fund and the Target Fund each invest exclusively in municipal securities and other investments the income from which is exempt from federal income tax; however, the Target Fund concentrates its investment portfolio in Texas state-specific, investment-grade municipal securities in comparison to the Acquiring Fund’s policy of investing in a nationally diversified portfolio of medium-credit municipal securities.

Based on information provided by Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, the Target Fund’s Board believes that the Reorganization may benefit common shareholders in a number of ways, including, among other things:

•

The potential for higher common share net earnings due in part to the Acquiring Fund’s larger exposure to lower rated securities (or “junk bonds”) which are subject to higher risk, as well as operating economies from the Acquiring Fund’s greater scale;

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•

Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities; and

•

Lower net operating expenses excluding the cost of leverage, as certain fixed costs are spread over a larger asset base and a lower management fee for Target Fund shareholders due to breakpoints in the Acquiring Fund’s fee schedule (however, total expenses including leverage are expected to be higher for the combined fund due to differences in the amounts of leverage).

With respect to outstanding preferred shares of the Target Fund, the Target Fund’s Board considered that, upon the closing of the Reorganization, holders of the MFP Shares of the Target Fund will receive, on a one-for-one basis, newly issued MFP Shares of the Acquiring Fund having substantially similar terms, as of the closing of the Reorganization, as the MFP Shares exchanged therefor.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund may benefit in the near term from a modest increase in operating efficiencies and over the long term from increased investment capital, which allows the Acquiring Fund to pursue additional investment opportunities. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund’s Board considered that the outstanding preferred shares of the Acquiring Fund and the preferred shares of the Acquiring Fund to be issued in the Reorganization would have equal priority with each other as to the payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganization to occur, all requisite shareholder approvals must be obtained, and certain other consents, confirmations and/or waivers must also be obtained from various third parties, including liquidity providers with respect to the outstanding VRDP Shares. Because the closing of the Reorganization is contingent upon each of the Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of a Fund entitled to vote approve the Reorganization proposal and the Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions.

Each series of MFP Shares, VRDP Shares and AMTP Shares was issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, one or more shareholder approvals required for the Reorganization may turn on the exercise of voting rights by such particular shareholder(s) and its or their determination as to the favorable view of the Reorganization with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the proposal; there is no guarantee that such shareholders will approve the proposal over which they may exercise effective disposition power. If the Reorganization is not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund including conducting additional solicitations with respect to the proposal or, with respect to the Target Fund’s Board, continuing to operate as a stand-alone fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganization, see “Information about the Reorganization—Reasons for the Reorganization.”

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing, each Fund will receive an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. It is also expected that shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes as a result of such exchange, except to the extent a common shareholder of the Target Fund receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Reorganization, the Target Fund expects to declare a distribution to common shareholders of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. If shareholders of the Funds approve the Reorganization, prior to the closing of the Reorganization, the Target Fund is expected to sell certain municipal securities in its portfolio. Such sales are not expected to be material (less than 5% of the assets of the Target Fund). To the extent that portfolio securities of the Target Fund are sold prior to the closing of the Reorganization, the Target Fund may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund.

The foregoing discussion and the tax opinion discussed above to be received by the Funds regarding certain aspects of the Reorganization, including that the Reorganization will qualify as a tax-free reorganization under the Code, will rely on the position that the Acquiring Fund preferred shares will constitute equity of the Acquiring Fund. In that regard, Sidley Austin LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund MFP Shares received in the Reorganization by the holders of MFP Shares of the Target Fund will qualify as equity of the Acquiring Fund for federal income tax purposes. As a result, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganization, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties, and the tax consequences of the Reorganization could differ significantly from those described in this Proxy Statement. See “Information about the Reorganization—Material Federal Income Tax Consequences of the Reorganization.”

Comparison of the Acquiring Fund and the Target Fund

General. The Acquiring Fund and the Target Fund are diversified, closed-end management investment companies. Set forth below is certain comparative information about the organization, capitalization and operation of the Funds.

Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	January 15, 1999	Commonwealth of Massachusetts	business trust
Target Fund	July 26, 1991	Commonwealth of Massachusetts	business trust

Capitalization—Common Shares(1)
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares Are Listed
Acquiring Fund	Unlimited	201,864,367	$0.01	None	None	NYSE
Target Fund	Unlimited	9,958,610	$0.01	None	None	NYSE

(1)	As of June 25, 2019.

Each Fund’s common shares are listed for trading on the NYSE.

The Funds currently have outstanding the following series of preferred shares, with the Acquiring Fund’s MFP Shares, VRDP Shares and AMTP Shares remaining outstanding following the completion of the Reorganization:

Acquiring Fund—Preferred Shares
Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share
Series A MFP Shares	6,070	$0.01	$100,000
Series 1 VRDP Shares	2,368	$0.01	$100,000
Series 2 VRDP Shares	2,675	$0.01	$100,000
Series 3 VRDP Shares	1,277	$0.01	$100,000
Series 2028 AMTP Shares	3,370	$0.01	$100,000
Series 2028-1 AMTP Shares	2,085	$0.01	$100,000

Target Fund—Preferred Shares
Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share
Series A MFP Shares	720	$0.01	$100,000

Each Fund’s preferred shares are entitled to one vote per share. The MFP Shares of the Acquiring Fund to be issued in connection with the Reorganization will have equal priority with each other and the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including MFP Shares of the Acquiring Fund to be issued in connection with the Reorganization, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The MFP Shares of the Acquiring Fund to be issued in connection with the Reorganization will have rights and preferences, including liquidation preferences, that are substantially similar to those of the outstanding Target Fund preferred shares for which they are exchanged.

Investment Objectives and Policies. The Funds have similar investment objectives, policies and risks but there are material differences. Each Fund seeks to provide current income exempt from regular federal income tax and each Fund also seeks to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that the Funds’ investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. However, the Acquiring Fund is a national municipal bond fund, while the Target Fund is a state bond fund investing primarily in Texas municipal obligations.

The following summary compares the current principal investment policies and strategies of the Acquiring Fund to the current principal investment policies and strategies of the Target Fund as of the date of this Proxy Statement.

Acquiring Fund	Target Fund	Differences

Principal Investment Strategy:

Under normal circumstances, the Fund will invest at least 80% of its Assets(1) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

Principal Investment Strategy:

Under normal circumstances, the Fund will invest at least 80% of its Assets(1) in Texas municipal obligations, including municipal securities and other related investments, the income from which is exempt from regular federal income tax.

The Acquiring Fund is a national municipal fund, while the Target Fund is a state-specific municipal fund.

Credit Quality:

Under normal circumstances, the Fund may invest up to 35% of its Managed Assets(2) in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

Credit Quality

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets(2) in securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by Nuveen Asset Management. The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management.

The Acquiring Fund may invest up to 35% of its Managed Assets in below-investment-grade or unrated securities. The Target Fund may invest up to 20% of its Managed Assets in municipal securities rated below investment grade, of which up to 10% of its Managed Assets may be rated below B-/B3 or of comparable quality.

Alternative Minimum Tax Policy: The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.	Alternative Minimum Tax Policy: The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.	Identical.

Leverage: The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage	Leverage: The Fund may utilize the following forms of leverage: (a) portfolio investments that have	Substantially similar. The Acquiring Fund may enter into reverse repurchase agreements.

Acquiring Fund	Target Fund	Differences

through a number of methods including the issuance of preferred shares, investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (subject to certain investment restrictions).

the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities, and (b) the issuance of preferred shares. The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

Illiquid Securities:

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and repurchase agreements with maturities in excess of seven days.

Illiquid Securities:

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act and repurchase agreements with maturities in excess of seven days.

Substantially similar.

Weighted Average Maturity Policy:

The Fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions.

Weighted Average Maturity Policy:

The Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Investment Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.

Substantially similar.

Acquiring Fund	Target Fund	Differences

Other Investment Companies:

The Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Other Investment Companies:

The Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Substantially similar.

Defaulted Securities:

The Fund may not invest in defaulted securities or in the securities of an issuer that is in bankruptcy at the time of investment, except where, pursuant to the Sub-Adviser’s policy regarding municipal workouts, the Fund may invest in defaulted securities from an issuer of a security it already owns, or some other party, to help facilitate a favorable resolution to a municipal workout.

Defaulted Securities:

The Fund may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

Substantially similar.

Acquiring Fund	Target Fund	Differences

Use of Derivatives:

The Fund may enter into certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts or other derivative instruments. The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on future contracts or related options.

Use of Derivatives:

The Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Adviser’s and/or the Sub-Adviser’s opinion, correlate with the prices of the Fund’s investments. The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

Substantially similar.

(1)	Each Fund defines “Assets” as the Fund’s net assets plus the amount of any borrowings for investment purposes.
(2)

Each Fund defines “Managed Assets” as the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Credit Quality. A comparison of the credit quality(1) (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in inverse floating rate securities of tender option bond trusts) of the portfolios of the Acquiring Fund and the Target Fund, as of May 31, 2019, is set forth below.

(1)

Ratings shown are the highest rating given by one of the following national rating agencies: Standard and Poor’s Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings, Inc. (“Fitch”). Credit ratings are subject to change. AAA, AA, A, and BBB are investment-grade ratings; BB or lower are below-investment-grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

State Allocation. A comparison of the state allocation (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in inverse floating rate securities of tender option bond trusts) of the portfolios of the Acquiring Fund and the Target Fund, as of May 31, 2019, is set forth below.

Leverage. Each Fund may utilize the following forms of leverage: the issuance of preferred shares and investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities (sometimes referred to as “inverse floaters”). The Acquiring Fund may also enter into reverse repurchase agreements. Each Fund currently employs leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below:

Acquiring Fund	2018	2017	2016
Asset Coverage Ratio(1)	263.11%	296.28%	300.64%
Regulatory Leverage Ratio(2)	38.01%	33.75%	33.26%
Effective Leverage Ratio(3)	39.92%	36.56%	37.58%

Target Fund	2018	2017	2016
Asset Coverage Ratio(1)	307.38%	308.18%	311.03%
Regulatory Leverage Ratio(2)	32.53%	32.45%	32.15%
Effective Leverage Ratio(3)	37.08%	36.99%	34.49%

(1)

A Fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by preferred shares or senior securities representing indebtedness, bears to the aggregate amount of preferred shares and senior securities representing indebtedness issued by the Fund.

(2)

Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s regulatory leverage and effective leverage ratios. Regulatory leverage is subject to asset coverage limits set forth in the 1940 Act.

(3)

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage ratios, in addition to any regulatory leverage.

Board Members and Officers. The Acquiring Fund and the Target Fund have the same Board Members and officers. The management of each Fund, including general supervision of the duties performed by the Fund’s investment adviser under an investment management agreement between the investment adviser and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has ten (10) Board Members, one (1) of whom is an “interested person,” as defined in the 1940 Act, and nine (9) of whom are not interested persons.

Pursuant to each Fund’s by-laws, the board of trustees of the Funds are divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year; provided, however, that holders of preferred shares are entitled as a class to elect two trustees of the Acquiring Fund at all times. The staggered board structure could delay for up to two years the election of a majority of the Board of the Funds. To the extent the preferred shares are held by a small number of institutional holders, a few holders could exert influence on the selection of the Board as a result of the requirement that holders of preferred shares be entitled to elect two trustees of the Funds at all times. The Acquiring Fund’s board structure will remain in place following the closing of the Reorganization.

Investment Adviser. Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2019, Nuveen managed approximately $989.2 billion in assets, of which approximately $143.6 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as a sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2020. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets of Nuveen-branded closed- and open-end registered investment companies organized in the U.S., and a specific fund-level fee, based only on the amount of assets within such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

For the six-month semi-annual period ended April 30, 2019 (annualized), the effective management fee rate of the Acquiring Fund, expressed as a percentage of average total daily net assets (including assets attributable to leverage), was approximately 0.5492%. For the fiscal year ended February 28, 2019, the effective management fee rate of the Target Fund, expressed as a percentage of average total daily net assets (including assets attributable to leverage), was approximately 0.6034%.

The annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedule:

Current Fund-Level Fee Schedule for the Funds

Average Total Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3750%
For managed assets over $5 billion	0.3625%

*

For this purpose, managed assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S., as stated in the table below. As of April 30, 2019, the complex-level fee rate for each Fund was 0.1580%.

The annual complex-level fee for each Fund, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by a Fund’s daily managed assets:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level**	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

**

For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011.

Sub-Adviser. Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to each Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

For the services provided pursuant to each Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee, payable monthly, equal to 38.4615% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors.

A discussion of the basis for the applicable Board’s most recent approval of each Fund’s current Investment Management Agreement and Sub-Advisory Agreement will be included in the Acquiring Fund’s Annual Report for the fiscal year ending October 31, 2019 and the Target Fund’s semi-annual report to shareholders for the six months ended August 31, 2019.

Portfolio Management. Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the portfolios of the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds. Christopher L. Drahn, CFA, is the portfolio manager of the Acquiring Fund and Daniel J. Close, CFA, is the portfolio manager of the Target Fund. Mr. Drahn assumed portfolio management responsibility for the Acquiring Fund in 2016, and Mr. Close assumed portfolio management responsibility for the Target Fund in 2007. Christopher L. Drahn, CFA, will manage the combined fund upon completion of the Reorganization.

Christopher L. Drahn, CFA, is a Managing Director of Nuveen Asset Management. He manages several municipal funds and portfolios. He began working in the financial industry when he joined FAF Advisors in 1980. Mr. Drahn became a portfolio manager in 1988. He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota. Mr. Drahn holds the Chartered Financial Analyst (CFA) designation.

Daniel J. Close, CFA, is a Managing Director of Nuveen Asset Management. Mr. Close is the lead portfolio manager for Nuveen Asset Management’s taxable municipal strategies. He manages several state-specific municipal bond strategies and related institutional portfolios. He also serves as portfolio manager for national closed-end funds. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his B.S. in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the CFA designation.

Comparative Risk Information

Because each Fund invests primarily in municipal securities and other investments, the income from which is exempt from regular federal income taxes, the principal risks of an investment in each Fund are similar. However, there are material differences between the Funds’ investment objectives and policies that affect the comparative risk profile. The Target Fund is subject to single state risk, while the Acquiring Fund is not. The Acquiring Fund is subject to high yield securities risk to a greater degree than the Target Fund and is also subject to reverse repurchase agreement risk. The Funds are subject to various risks associated with investing primarily in a portfolio of municipal securities and employing leverage, which include:

•

Municipal Securities Risk. Special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, regulatory developments or enforcement actions, uncertainties related to the tax status of municipal securities, or the rights of investors. Federal income tax law changes that took effect in 2018 may affect the demand for and supply of municipal bonds, which may affect yields and other factors.

•

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, changes to federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

•

High Yield Securities Risk. High yield securities, which are rated below investment grade and commonly referred to as “junk bonds,” are speculative and high risk investments that may cause income and principal losses for a Fund. They generally have greater credit risk, involve greater risks of default, downgrade, or price declines, are less liquid and have more volatile prices than investment-grade securities. Issuers of high yield securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than issuers with higher credit ratings. While each Fund may currently invest in high yield securities, the Acquiring Fund expects to consistently allocate a greater percentage of its portfolio to lower rated municipal securities relative to the Target Fund.

•

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due. Investments in lower rated securities are subject to higher risks than investments in higher rated securities. Because the Acquiring Fund may allocate a greater amount of its assets to lower rated municipal securities compared to the Target Fund, it is more susceptible to issuer credit risk.

•	Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

•

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income. A decline in income could negatively affect the market price of a Fund’s shares or a shareholder’s returns.

•	Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities.

•

Tax Risk. The tax treatment of the Funds and their distributions may be affected by new IRS interpretations of the Code and future changes in tax laws and regulations. In addition, because the interest income from the municipal securities held by the Funds is normally not subject to federal income tax, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could, in turn, affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, neither Fund is a suitable investment for individual retirement accounts, other tax-exempt or tax-advantaged accounts or investors who are not sensitive to the federal income tax consequences of their investments.

•	Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and represent borrowings of the Fund. Reverse repurchase agreements involve the risk that the other party to the agreement may fail to return the securities in a timely manner or at all. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. The use by a Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.

•

Leverage Risk. Leverage typically magnifies the total return of a Fund’s portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund’s leveraging strategy will be successful. Leverage may also increase a Fund’s liquidity risk, as the Fund may need to sell securities at inopportune times to stay within Fund or regulatory limits.

•

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal amount.

•

Derivatives Risk. The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

•

Single State Risk. The Target Fund concentrates its investment portfolio in Texas state specific municipal securities in comparison to the Acquiring Fund’s policy of investing in a nationally diversified portfolio of municipal securities. Accordingly, the Target Fund is subject to single state risk, meaning it is more susceptible to political, economic or regulatory factors affecting issuers of Texas municipal bonds.

The principal risks of investing in the Acquiring Fund are described in more detail under the caption “Risk Factors” in the Confidential Information Memorandum accompanying this Proxy Statement as Appendix B (the “Memorandum”).

Comparative Expense Information

The purpose of the Comparative Fee Table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for the Target Fund’s fiscal year ended February 28, 2019, the Acquiring Fund’s six-month semi-annual period ended April 30, 2019 (annualized) and the pro forma expenses for the six-months period ended April 30, 2019 (annualized), for the combined fund following the Reorganization. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	Target Fund	Acquiring Fund	Nuveen Quality Municipal Income Fund Pro Forma
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.96%	0.90%	0.90%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(2)	1.34%	1.62%	1.61%
Other Expenses(3)	0.11%	0.05%	0.05	%(3)

Total Annual Expenses	2.41%	2.57%	2.56%

(1)

The table presented above estimates what the annual expenses of the combined fund following the Reorganization would be stated as a percentage of the combined fund’s net assets attributable to common shares including the costs of leverage. In considering the potential benefits of the Reorganization, the Boards of the Funds considered the operating efficiencies that are expected to result from the combination of the Funds, as measured by the Fund’s annual operating expense ratios excluding leverage. Please see “Additional Information About the Acquiring Fund—Annual Expenses Excluding the Costs of Leverage” at page 46 for additional information.

(2)

Fees on Preferred Shares assume annual dividends paid and amortization of offering costs for MFP Shares, VRDP Shares and AMTP Shares, where applicable, and annual liquidity and remarketing fees for VRDP Shares, where applicable. Interest and Related Expenses from Inverse Floaters include interest expense attributable to inverse floating rate securities created by selling a fixed-rate bond to a broker dealer for deposit into the special purpose trust and receiving, in turn, the residual interest in the trust (“self-deposited inverse floating rate securities”). To the extent each Fund creates self-deposited inverse floating rate securities, the Fund recognizes interest expense because accounting rules require the Fund to treat interest paid by such trusts as having been paid (indirectly) by the Fund. Because the Fund also recognizes a corresponding amount of additional interest earned (also indirectly), the Fund’s net asset value per share, net investment income and total return are not affected by the accounting treatment. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Funds continue to maintain leverage the cost of which is tied to shorter-term interest rates, the Fund’s interest expense can be expected to rise in tandem. The Fund’s use of leverage will increase the amount of management fees paid to the Adviser and Sub-Adviser.

(3)	Other Expenses are estimated based on actual expenses from the prior fiscal year.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Target Fund	$24	$75	$129	$275
Acquiring Fund	$26	$80	$137	$290
Nuveen Quality Municipal Income Fund Pro Forma	$26	$80	$136	$290

Comparative Performance Information

Comparative total return performance for the Funds for periods ended April 30, 2019:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Target Fund	7.11%	4.43%	6.07%	8.31%	3.80%	5.26%
Acquiring Fund	7.89%	5.57%	7.94%	9.42%	5.48%	7.84%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

The principal risks of investing in MFP Shares of the Acquiring Fund are described under the caption “Risk Factors” in the Memorandum accompanying this Proxy Statement as Appendix B. An investment in MFP Shares of the Target Fund is also generally subject to these principal risks. The risks and special considerations discussed in the Memorandum should be considered by holders of MFP Shares of each Fund in their evaluation of the Reorganization.

C.	INFORMATION ABOUT THE REORGANIZATION

General

The Target Fund’s Board has determined that the Reorganization would be in the best interests of the Target Fund. As a result of the Reorganization, the assets of the Target Fund will be exchanged for shares of the Acquiring Fund, and the shareholders of the Target Fund will become shareholders of the Acquiring Fund. The Board considered the Reorganization as part of an ongoing initiative to rationalize the product offerings of Nuveen’s municipal closed-end funds.

The Reorganization is intended to benefit common shareholders in a number of ways, including, among other things:

•

The potential for higher common share net earnings due in part to the Acquiring Fund’s larger exposure to lower rated securities (or “junk bonds”) which are subject to higher risk, as well as operating economies from the Acquiring Fund’s greater scale;

•

Greater secondary market liquidity and improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements;

•

Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities; and

•

Lower net operating expenses excluding the cost of leverage, as certain fixed costs are spread over a larger asset base and a lower management fee for Target Fund shareholders due to breakpoints in the Acquiring Fund’s fee schedule (however, total expenses including leverage are expected to be higher for the combined fund due to differences in the amounts of leverage).

With respect to holders of preferred shares of the Target Fund, the Target Fund’s Board considered that, upon the closing of the Reorganization, holders of the MFP Shares of the Target Fund will receive, on a one-for-one basis, newly issued MFP Shares of the Acquiring Fund having substantially similar terms, as of the closing of the Reorganization, as the MFP Shares exchanged therefor.

Based on information provided by Nuveen Fund Advisors, the Acquiring Fund’s Board considered that the Acquiring Fund may benefit in the near-term from a modest increase in operating efficiencies and over the long-term from increased investment capital, which allows the Acquiring Fund to pursue additional investment opportunities. With respect to holders of preferred shares of the Acquiring Fund, the Acquiring Fund’s Board considered that the outstanding preferred shares of the Acquiring Fund and the preferred shares of the Acquiring Fund to be issued in the Reorganization would have equal priority with each other as to the payment of dividends and distributions of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganization to occur, all requisite shareholder approvals must be obtained, and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of the Acquiring Fund, must also be obtained. Because the closing of the Reorganization is contingent upon the Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of the Target Fund entitled to vote approve the Reorganization proposal and the Target Fund satisfies all of its closing conditions, if the Acquiring Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Reorganization is not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposal or, with respect to the Target Fund’s Board, continuing to operate the Target Fund as a stand-alone fund.

Terms of the Reorganization

General. The Agreement and Plan of Reorganization by and among the Acquiring Fund and the Target Fund (the “Agreement”), in the form attached as Appendix A to this Proxy Statement, provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued MFP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share of the Acquiring Fund (“New MFP Shares”) and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund MFP Shares received by the Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of the Target Fund in accordance with applicable law. No fractional Acquiring Fund common shares will be distributed to the Target Fund’s common shareholders in connection with the

Reorganization and, in lieu of such fractional shares, the Target Fund’s common shareholders entitled to receive a fractional share will receive cash in an amount equal to a pro-rata share of the proceeds from the sale by the Acquiring Fund’s transfer agent of the aggregated fractional shares in the open market (as described further below), which may be higher or lower than net asset value. Preferred shareholders of the Target Fund will receive the same number of Acquiring Fund MFP Shares having substantially similar terms as the outstanding MFP Shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganization. The aggregate liquidation preference of the Acquiring Fund MFP Shares received in connection with the Reorganization will equal the aggregate liquidation preference of the Target Fund MFP Shares held immediately prior to the closing of the Reorganization. The Acquiring Fund MFP Shares to be issued in connection with the Reorganization will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the MFP Shares of the Acquiring Fund to be issued in connection with the Reorganization, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

The closing date is expected to be on or about November 11, 2019, or such other date as the parties may agree (the “Closing Date”). Following the Reorganization, the Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end management investment company, with the investment objectives and policies described in this Proxy Statement.

Following the Reorganization, each holder of MFP Shares of the Target Fund would own the same number of Acquiring Fund MFP Shares with the same aggregate liquidation preference as the MFP Shares of the Target Fund held by such shareholder immediately prior to the closing of the Reorganization, with substantially similar terms as the outstanding MFP Shares of the Target Fund held by such preferred shareholder immediately prior to the closing of the Reorganization. However, the Acquiring Fund has multiple series and multiple types of preferred shares outstanding. As a result of the Reorganization, preferred shareholders of the Funds would hold reduced voting percentages of preferred shares in the combined fund than they held in the Acquiring Fund or Target Fund individually.

Valuation of Assets and Liabilities. If the Reorganization is approved and the other closing conditions are satisfied or waived, the value of the net assets of the Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of the Target Fund’s assets will be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as will be mutually agreed upon by the parties. The value of the Target Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Target Fund.

Dividends. Dividends shall accumulate on the existing MFP Shares of the Target Fund up to and including the day immediately preceding the Closing Date and then cease to accumulate, and dividends on the Acquiring Fund MFP Shares will accumulate from and including the Closing Date. Prior to the Valuation Time, the Target Fund will declare all accumulated but unpaid dividends on its

MFP Shares up to and including the day immediately preceding the Closing Date. With respect to the existing MFP Shares of the Target Fund, such accumulated and unpaid dividends will be paid on the Closing Date to the holders thereof as of the day immediately preceding the Closing Date or if such day is not a business day, the next preceding business day.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the receipt of shareholder approval of the Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of the Reorganization is subject to the satisfaction or waiver of the following closing conditions: (1) the requisite approval by the shareholders of each Fund, as applicable, of the proposal with respect to the Reorganization in this Proxy Statement and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares, (2) each Fund’s receipt of an opinion substantially to the effect that the Reorganization will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Reorganization”), (3) the absence of legal proceedings challenging the Reorganization, and (4) the Funds’ receipt of certain customary certificates and legal opinions.

Termination. The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, either Fund may at its option terminate the Agreement at or before the closing due to: (1) a breach by any other party of any representation, warranty or agreement contained therein to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (3) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Reorganization

Based on the considerations below, the Board of each Fund, including the Board Members who are not “interested persons,” as defined in the 1940 Act (the “Independent Board Members”), has determined that the Reorganization would be in the best interests of its Fund and that the interests of the existing shareholders of such Fund would not be diluted as a result of the Reorganization. At a meeting held on May 21-23, 2019 (the “May Meeting”), each Board approved the Reorganization and recommended that shareholders of its Fund, as applicable, approve the Reorganization.

Prior to the May Meeting, including at previous meetings, the Adviser made presentations, and the Boards received a variety of materials, relating to the proposed Reorganization, including the rationale therefor and alternatives considered to the Reorganization. Prior to approving the Reorganization, the Independent Board Members of each Board reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters and met with independent legal counsel in private sessions without management present. Each Board considered a number of principal factors presented at the time of the May Meeting and/or at prior meetings in reaching its determinations, including, as applicable, the following:

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	the consistency of portfolio management;

•	the larger asset base of the combined fund as a result of the Reorganization and the effect of the Reorganization on fees and expense ratios;

•	the potential for improved secondary market trading with respect to the common shares of the Target Fund;

•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected costs of the Reorganization;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of the shareholders of the Funds;

•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization; and

•	any potential benefits of the Reorganization to the Adviser and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Boards noted that, as municipal funds, the Funds have generally similar investment objectives, policies and risks, but there are material differences. Each Fund seeks to provide current income exempt from regular federal income tax. However, the Acquiring Fund is a national municipal fund, while the Target Fund, in contrast, is a state municipal fund investing primarily in Texas municipal obligations. Each Board considered the impact of the Reorganization on its Fund’s portfolio, including any shifts in sector allocations, credit ratings, state allocations, maturity/duration, yield, and amount and cost of leverage, and observed that the Acquiring Fund was significantly larger than the Target Fund and that each Fund utilizes leverage. Further, in comparison to the Target Fund, the Board of the Target Fund recognized the greater flexibility afforded by the Acquiring Fund’s national mandate and the greater ability of the Acquiring Fund to invest in lower rated securities. The Board of the Target Fund also noted the potential for higher common share net earnings due to, among other things, the Acquiring Fund’s larger exposure to lower rated securities and operating economies from the Acquiring Fund’s greater scale. In addition, the Board of the Acquiring Fund considered that although, due to the significantly greater size of the Acquiring Fund, the impact of the Reorganization on the Acquiring Fund’s portfolio was expected to be modest in absolute terms, based on information provided by the Adviser, the Acquiring Fund may benefit from the Reorganization over the long term as a result of increased investment capital, which would allow the Acquiring Fund to pursue additional investment opportunities. With respect to investment risks, while the principal risks of an investment in each Fund would be similar in certain respects because each Fund invests in municipal securities and other investments the income from which is exempt from regular federal income taxes and employs leverage, the material differences between the Funds’ investment objectives and policies would affect the comparative risk profile. For example, because the Acquiring Fund has a larger exposure than the Target Fund to lower rated securities (as noted above), it is subject to high yield securities risk to a greater degree than the Target Fund.

Consistency of Portfolio Management. Each Fund has the same investment adviser and sub-adviser, but a different portfolio manager, and the portfolio manager of the Acquiring Fund will manage the combined fund upon completion of the Reorganization. Through the Reorganization, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have the same investment adviser and sub-adviser.

Larger Asset Base of the Combined Fund; Effect of the Reorganization on Fees and Expense Ratios. The Boards considered the fees and expense ratios of each of the Funds (including estimated expenses of the combined fund following the Reorganization). As a result of the anticipated economies of scale from the larger asset size of the combined fund after the Reorganization, the Board of the Target Fund noted that it was expected that the net operating expenses per common share (i.e., expenses excluding the costs of leverage) of the combined fund would be lower than those of the Target Fund prior to the closing of the Reorganization. Further, the Board of the Target Fund noted that the Reorganization was expected to result in a lower management fee for Target Fund shareholders due to breakpoints in the Acquiring Fund’s fee schedule. The Board of the Target Fund also considered the anticipated benefit to the Target Fund from the larger asset size as fixed costs are shared over a larger asset base. Further, the Board of the Acquiring Fund considered that based on information provided by the Adviser, the Acquiring Fund may benefit in the near term from a modest increase in operating efficiencies. In addition, as each Fund utilizes leverage, the Boards considered the differences in the costs of leverage between the Funds and the impact of the Reorganization on such costs. In this regard, the Board of the Target Fund took into account the Adviser’s position that the larger asset base of the combined fund and the Acquiring Fund’s national mandate with greater flexibility to invest in lower rated securities may provide increased portfolio and leverage management flexibility.

Potential for Improved Secondary Market Trading with Respect to the Common Shares of the Target Fund. While it is not possible to predict trading levels following the Reorganization, the Board of the Target Fund noted that the Reorganization is being proposed, in part, to seek to enhance the secondary trading market with respect to the common shares of the Target Fund. The Board of the Target Fund considered that, relative to the Target Fund, the combined fund’s greater share volume may result in improved secondary market trading for common shares after the Reorganization, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Reorganization will be structured with the intention that it qualifies as a tax-free reorganization for federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions and exclusions). In addition, the Boards considered the impact of the Reorganization on any estimated capital loss carryforwards of the Funds and applicable limitations of federal income tax rules.

Expected Costs of the Reorganization. The Boards considered the terms and conditions of the Reorganization, including the estimated costs associated with the Reorganization and the allocation of such costs to the Target Fund. Because common shares are valued at net asset value, common shareholders of the Target Fund will bear these costs indirectly. The Board of the Target Fund also noted, however, that, assuming the Reorganization is consummated, the Adviser anticipated that the projected costs of the Reorganization may be recovered over time for the common shareholders of the Target Fund. Preferred shareholders will not bear any costs of the Reorganization.

Terms of the Reorganization and Impact on Shareholders. The terms of the Reorganization are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, the Board of the Target Fund considered that each holder of common shares of the Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. However, no fractional common shares of the Acquiring Fund will be distributed to the Target Fund’s common shareholders in connection with the Reorganization. In lieu of such fractional shares, the Target Fund’s common shareholders will receive cash.

Preferred shareholders of the Target Fund will receive the same number of Acquiring Fund MFP Shares having substantially similar terms as the outstanding MFP Shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganization. The aggregate liquidation preference of the Acquiring Fund MFP Shares received in connection with the Reorganization will equal the aggregate liquidation preference of the Target Fund MFP Shares held immediately prior to the closing of the Reorganization.

In conjunction with the issuance of additional shares of the Acquiring Fund as described above, the Board of the Acquiring Fund considered that such Fund would receive additional assets and liabilities as a result of the Reorganization.

Effect on Shareholder Rights. The Board of the Target Fund considered that each Fund is organized as a Massachusetts business trust. In this regard, there will be no change to Target Fund shareholder rights under state statutory law.

With respect to holders of preferred shares of the Target Fund, the Board of the Target Fund considered that upon the closing of the Reorganization, holders of MFP Shares of the Target Fund will receive, on a one-for-one basis, newly issued MFP Shares of the Acquiring Fund having substantially similar terms, as of the closing of the Reorganization, as the MFP Shares of the Target Fund exchanged therefor. With respect to holders of preferred shares of the Acquiring Fund, the Board of the Acquiring Fund considered that the outstanding preferred shares of the Acquiring Fund and the preferred shares to be issued by the Acquiring Fund in the Reorganization would have equal priority with each other as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Alternatives. The Board of the Target Fund considered various alternatives to the Reorganization, including the following: (i) keeping the status quo; (ii) liquidating the Target Fund; and (iii) merging the Target Fund into an open-end fund. In considering the status quo, the Board of the Target Fund took into account, among other things, the Adviser’s view that such alternative would not be likely to help the Target Fund improve its secondary market trading relative to net asset value over time. In considering liquidation, the Board of the Target Fund took into account, among other things, that such alternative would be a taxable event and could be potentially disruptive to long-term shareholders. Finally, in considering the merger of the Target Fund into an open-end fund, the Board of the Target Fund considered, among other things, the Adviser’s view that such alternative may not be in the best interests of long-term closed-end fund shareholders seeking leveraged municipal exposure, may result in lower income for shareholders and could result in tax liabilities from portfolio transactions to eliminate leverage and meet redemptions post-merger.

Potential Benefits to Nuveen Fund Advisors and Affiliates. The Boards recognized that the Reorganization may result in some benefits and economies of scale for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Fund as a separate fund in the Nuveen complex.

Conclusion. Each Board, including the Independent Board Members, approved the Reorganization, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of June 30, 2019. The table reflects pro forma exchange ratios of approximately 0.99114169 common shares of the Acquiring Fund issued for each common share of the Target Fund. If the Reorganization is consummated, the actual exchange ratios may vary.

	Target Fund	Acquiring Fund	Pro Forma Adjustments	Nuveen Quality Municipal Income Fund Pro Forma(1)
MuniFund Preferred (MFP) Shares, $100,000 stated value per share, at liquidation value	$72,000,000	$607,000,000	$—	$679,000,000	(2)

Series 1 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	$—	$236,800,000	$—	$236,800,000

Series 2 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	$—	$267,500,000	$—	$267,500,000

Series 3 Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value	$—	$127,700,000	$—	$127,700,000

Series 2028 Adjustable Rate MuniFund Term Preferred (AMTP) Shares, $100,000 stated value per share, at liquidation value	$—	$337,000,000	$—	$337,000,000

Series 2028-1 Adjustable Rate MuniFund Term Preferred (AMTP) Shares, $100,000 stated value per share, at liquidation value	$—	$208,500,000	$—	$208,500,000

	Target Fund	Acquiring Fund	Pro Forma Adjustments		Nuveen Quality Municipal Income Fund Pro Forma(1)
Common Shareholders’ Equity:
Common Shares, $.01 par value per share; 201,864,367 shares outstanding for Acquiring Fund; 9,958,610 shares outstanding for the Target Fund and 211,734,779 shares outstanding for Nuveen Quality Municipal Income Fund Pro Forma	$99,586	$2,018,644	($882	)(3)	$2,117,348
Paid-in surplus	$140,204,336	$2,778,291,060	($474,118	)(4)	$2,918,021,278
Total distributable earnings	$14,829,579	$382,692,821	—		$397,522,400

Net assets applicable to common shares	$155,133,501	$3,163,002,525	($475,000)		$3,317,661,026

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$15.58	$15.67			$15.67
Authorized shares:
Common	Unlimited	Unlimited			Unlimited
Preferred	Unlimited	Unlimited			Unlimited

(1)

The pro forma balances are presented as if the Reorganization were effective as of June 30, 2019, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about November 11, 2019, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.

(2)	Of this amount, $607,000,000 currently are designated as Series A of the Acquiring Fund and 720 shares in the amount of $72,000,000 issued in the Reorganization will be designated as Series B.
(3)

Assumes the issuance of 9,870,412 Acquiring Fund common shares in exchange for the net assets of the Target Fund. These numbers are based on the net asset value of the Acquiring Fund and Target Fund as of June 30, 2019, adjusted for estimated Reorganization costs and the effect of distributions, where applicable.

(4)	Includes the impact of estimated total Reorganization costs of $475,000, which will be borne by the Target Fund.

Expenses Associated with the Reorganization

Preferred shareholders will not bear any costs of the Reorganization; however, the Target Fund and indirectly its common shareholders will bear the costs of the Reorganization, whether or not the Reorganization is consummated. The total costs of the Reorganization are estimated to be $475,000 (0.32% average net assets applicable to the Target Fund’s common shares for the six months ended April 30, 2019) and such costs will be reflected in the Target Fund’s net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganization. If the Reorganization is not consummated for any reason, including because the requisite shareholder approvals are not obtained, the Target Fund and indirectly its common shareholders will still bear the costs of the Reorganization. Shareholders of the Target Fund who receive Acquiring Fund Shares in the Reorganization will not be charged a sales load with respect to such Acquiring Fund Shares.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Funds, shareholders do not have dissenters’ rights of appraisal with respect to the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the distribution of all the Acquiring Fund shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.

No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

3.

No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.

No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares, except to the extent the Target Fund’s common shareholders receive cash in lieu of a fractional Acquiring Fund common share.

5.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

6.

The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.

The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

The opinion addressing the federal income tax consequences of the Reorganization described above will rely on the assumption that the Acquiring Fund MFP Shares received in the Reorganization will constitute equity of the Acquiring Fund. In that regard, Sidley Austin LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund MFP Shares received in the Reorganization by the holders of MFP Shares of the Target Fund will qualify as equity of the Acquiring Fund for federal income tax purposes. As a result, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganization, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties, and the tax consequences of the Reorganization could differ significantly from those described in this Proxy Statement.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or non-U.S. tax issues of any kind.

If a Target Fund common shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, the Target Fund common shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if the Target Fund shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the closing of the Reorganization, the Target Fund will declare a distribution to its common shareholders, which, together with all other distributions to preferred and common shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date of the Reorganization. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Each Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund with respect to the year. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. Taxable dividends and distributions are subject to federal income tax whether received in cash or additional shares.

After the Reorganization, the combined fund’s ability to use the Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganization not occurred. However, the effect of these potential limitations will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.

As of October 31, 2018, the Acquiring Fund’s tax year end, the Acquiring Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. The capital loss carryforwards are not subject to expiration.

Not subject to expiration:
Short-Term	$26,606,543
Long-Term	13,193,467

	$39,800,010	*

* A portion of the Acquiring Fund’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

As of February 28, 2019, the Target Fund’s tax year end, the Target Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. The capital loss carryforwards are not subject to expiration.

Not subject to expiration:
Short-Term	$1,252,716
Long-Term	2,707,593

$3,960,309

A Fund is generally able to carry forward net capital losses arising in taxable years beginning after December 22, 2010 indefinitely.

In addition, the shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganization when such income and gains are eventually distributed by the

Acquiring Fund. To the extent the Acquiring Fund sells portfolio investments after the Reorganization, the Acquiring Fund may recognize gains or losses, which also may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Shareholder Approval

The Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding common shares and preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding preferred shares entitled to vote on the matter, voting together as a single class. The Reorganization also is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares entitled to vote on the matter, voting as a separate class. Holders of the Target Fund’s common shares and holders of the Acquiring Fund’s preferred shares are being solicited separately on the foregoing proposal through a separate joint proxy statement/prospectus and not through this Proxy Statement.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganization. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter.

Preferred shareholders of each Fund are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, each Fund is seeking approval of the Agreement by the holders of such Fund’s preferred shares.

The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganization to occur, all requisite shareholder approvals must be obtained at the Special Meeting, and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of the Acquiring Fund, must also be obtained. Because the closing of the Reorganization is contingent upon each of the Target Fund and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of the Target Fund entitled to vote on the Reorganization proposal approve such proposal and the Target Fund satisfies all of its closing conditions, if the Acquiring Fund does not obtain its requisite shareholder approval or satisfy (or obtain the waiver of) its closing conditions.

Each series of MFP Shares, VRDP Shares and AMTP Shares was issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, one or more shareholder approvals required for the Reorganization may turn on the exercise of voting rights by such particular shareholder(s) and its or their determination as to the favorable view of the Reorganization with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the proposal; there is no guarantee that such shareholders will approve the proposal over which they may exercise effective disposition power. If the Reorganization is not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Fund

General

As a general matter, the common shares of the Acquiring Fund and the Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their Fund and have no preemptive, conversion or exchange rights, except as the Trustees may authorize, or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share entitles its holder to a proportional fractional vote. Furthermore, the provisions set forth in each Fund’s declaration of trust include, among other things, similar super-majority voting provisions, as described under “Additional Information about the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s declaration of trust is on file with the SEC.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganization is consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the common shareholders of the Target Fund based on the relative per share net asset value of the Acquiring Fund and the aggregate net assets of the Target Fund that are transferred in connection with the Reorganization, in each case as of the Valuation Time. The value of a Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Fund’s outstanding preferred shares.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganization will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Summary Description of Massachusetts Business Trusts.”

Distributions

So long as preferred shares, including MFP Shares, are outstanding the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase outstanding common shares unless all accumulated dividends on preferred shares have been paid and unless asset coverage, as defined in the 1940 Act, with respect to its preferred shares at the time of the declaration of the dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Description of MFP Shares to Be Issued by the Acquiring Fund

The terms of the New MFP Shares will be substantially similar, as of the time of the closing of the Reorganization, to the outstanding MFP Shares of the Target Fund. The aggregate liquidation preference of the New MFP Shares received in the Reorganization will equal the aggregate liquidation preference of the Target Fund MFP Shares held immediately prior to the closing of the Reorganization. The economic terms of the New MFP Shares likely will not be the same as the terms of the outstanding MFP Shares of the Acquiring Fund. A full description of the New MFP Shares is set forth in the Memorandum attached as Appendix B to this Proxy Statement.

Summary Description of Massachusetts Business Trusts

Each Fund is a Massachusetts business trust. The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law and each Fund’s operative documents.

General

A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations on a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for each Fund contains such provisions.

The Funds

Each Fund is organized as a Massachusetts business trust and is governed by its declaration of trust and by-laws. Under the declaration of trust of each Fund, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The following is a summary of some of the key provisions of the Funds’ governing documents.

Shareholder Voting. The declaration of trust of each Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each Fund provide that the holders of a majority (more than 50%) of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. The declaration of trust of each Fund provides that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which requires only a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees. The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may be removed only for cause and only by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Pursuant to each Fund’s by-laws, the Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board of each Fund. The board structure of the Acquiring Fund will remain in place following the closing of the Reorganization.

Issuance of Shares. Under the declaration of trust of each Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe for additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes. The declaration of trust of each Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust. Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability. The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and requires the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, each declaration of trust provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, each declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. Each declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. Each declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Fund

General

The investment objectives of the Funds are similar, but not identical, with the substantive difference being that the Acquiring Fund seeks current income exempt from regular federal income tax, while the Target Fund seeks current income exempt from regular federal income tax consistent with the Target Fund’s investment policies, which includes a policy of investing at least 80% of its Assets in Texas municipal obligations including municipal securities and other related investments. The investment objectives of the Acquiring Fund are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The primary investment objective of the Target Fund is current income exempt from regular federal income tax consistent with the Fund’s investment policies. The Target Fund’s secondary investment objective is the enhancement of portfolio value relative to the Texas municipal bond market through investments in tax-exempt Texas municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. By purchasing such tax-exempt municipal securities, the Fund seeks to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market.

Under normal circumstances, the Acquiring Fund will invest at least 80% of its Assets in a portfolio of securities that pay interest exempt from federal income tax. Under normal circumstances, the Target Fund will invest at least 80% of its Assets in Texas municipal obligations, including municipal securities and other related investments, the income from which is exempt from regular federal income tax.

Under normal circumstances, the Acquiring Fund may invest up to 35% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO which includes below-investment-grade securities, or unrated securities judged to be of comparable quality by the Sub-Adviser. Under normal circumstances, the Target Fund will invest at least 80% of its Managed Assets in securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser or sub-adviser. The Target Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated securities determined to be of comparable quality by the investment adviser or subadviser. If a municipal security satisfies the rating requirements described above at the time of purchase, the Target Fund will not be required to dispose of the security upon downgrade. Not more than 10% of the Target Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the investment adviser or sub-adviser. For the purposes of the Target Fund’s credit quality policy, investment-grade-quality securities are securities rated within the four highest grades (Baa or BBB or better) by at least one of Moody’s, S&P, Fitch or unrated securities judged to be of comparable quality by the Target Fund’s investment adviser or sub-adviser.

In addition, under normal circumstances, both the Target Fund and Acquiring Fund may invest up to 20% of their Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

Note that (1) each Fund’s investment objectives; (2) the Acquiring Fund’s policy to invest at least 80% of its Assets in a portfolio of securities that pay interest exempt from federal income tax; and (3) the Target Fund’s policy to invest at least 80% of its Assets in Texas municipal obligations, including municipal securities and other related investments, the income from which is exempt from regular federal income tax may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person or represented by proxy, or (2) more than 50% of the shares, whichever is less.

Investment Policies

The Acquiring Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its Assets in a portfolio of securities the income from which is exempt from regular federal income tax. As a non-fundamental investment policy, under normal circumstances, the Acquiring Fund may invest up to 35% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO, which includes below-investment-grade securities, or unrated securities judged to be of comparable quality by the Sub-Adviser.

Securities of below-investment-grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated below investment-grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Acquiring Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Acquiring Fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policy applies only at the time a security is purchased, and the Acquiring Fund is not required to dispose of a security in the event that a rating agency upgrades or downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various municipal securities cause the Fund’s portfolio to fail to satisfy those targets. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. However, it should be emphasized that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

The Acquiring Fund’s investment objectives include enhancing portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal securities are those whose ratings do not, in the Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Acquiring Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “to enhance portfolio value relative to the municipal bond market” refers to the Acquiring Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Acquiring Fund’s second investment objective is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Acquiring Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by the Acquiring Fund will generally result in the distribution of taxable capital gains to shareholders.

The Acquiring Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Acquiring Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Acquiring Fund may not achieve its investment objectives during such periods. The Acquiring Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years. As of April 30, 2019, the effective maturity of the portfolio of the Acquiring Fund was 20.63 years.

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Acquiring Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

The Acquiring Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Acquiring Fund may not enter into futures contracts or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The Acquiring Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Acquiring Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Acquiring Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

The Acquiring Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are bonds that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry. See “Risk Factors—Special Risks Related to Certain Municipal Obligations.”

The Acquiring Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Acquiring Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Acquiring Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

The Acquiring Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Acquiring Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep the Acquiring Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of the Acquiring Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax and the federal alternative minimum tax applicable to individuals, and if the proportion of taxable investments exceeded 50% of the Acquiring Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year.

Portfolio Investments

Municipal Securities

General. The Acquiring Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Acquiring Fund.

The Acquiring Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) the income from which is exempt from regular federal income tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation. The Acquiring Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Acquiring Fund’s original investment. To the extent that the Acquiring Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Acquiring Fund will purchase municipal securities representing lease obligations only where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Acquiring Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Acquiring Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financings generally secure the obligations of an issuer of municipal notes. However, an investment in such instruments presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities. The Acquiring Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Acquiring Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Acquiring Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would affect only the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Acquiring Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Acquiring Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Acquiring Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Acquiring Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Acquiring Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in TOB trusts.

The Acquiring Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities. The Acquiring Fund may also invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, the Acquiring Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Illiquid Securities

The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed-Delivery Transactions

The Acquiring Fund may buy and sell municipal securities on a when-issued or delayed-delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Acquiring Fund and, to the extent distributed, will be taxable to shareholders. The Acquiring Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed-delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives

General. The Acquiring Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Acquiring Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Acquiring Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default has occurred. If no default occurs, the Acquiring Fund would keep the stream of payments and would have no payment obligations. As the seller, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. If the Acquiring Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Acquiring Fund would pay the counterparty a periodic stream of payments over the term of the contract, provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Acquiring Fund. Interest rate swaps involve the exchange by the Acquiring Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Acquiring Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Acquiring Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Options on Futures and Swaps. The Adviser has claimed, with respect to the Acquiring Fund, the exclusion from the definition of “commodity pool operator” under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Acquiring Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Acquiring Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Acquiring Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a regulated investment company under Subchapter M of the Code may limit the extent to which the Acquiring Fund may employ futures, options on futures or swaps.

Structured Notes

The Acquiring Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high yielding municipal securities available in the market. The Acquiring Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Acquiring Fund has not applied for and currently does not intend to apply for such relief. As a shareholder in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Zero Coupon Bonds

The Acquiring Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because the Acquiring Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Hedging Strategies

The Acquiring Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser and/or the Sub-Adviser, correlate with the prices of the Acquiring Fund’s investments. These hedging strategies may generate taxable income.

The Target Fund’s Board recommends that shareholders vote FOR the approval of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Annual Expenses Excluding the Costs of Leverage

Based on information provided by the Adviser, the Target Fund’s Board considered that the annual operating expense of the combined fund following the Reorganization, excluding leverage, would be lower than the annual operating expenses of the Target Fund. The annual operating expenses of the Target Fund, the Acquiring Fund and the combined fund following the Reorganization for the six months ended April 30, 2019 (annualized) based on the assumptions set forth in “Comparative Fee Table” at page 16 are as follows:

	Target Fund	Acquiring Fund	Nuveen Quality Municipal Income Fund Pro Forma
Operating Expenses (as a percentage of Managed Assets attributable to common shares)
Management Fees	0.96%	0.90%	0.90%
Other Expenses	0.11%	0.05%	0.05%

Total Operating Expenses	1.07%	0.95%	0.95%

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Please see “Certain Provisions in the Declaration of Trust and Bylaws” in the Memorandum attached as Appendix B to this Proxy Statement for a description of your rights under Massachusetts law and describing additional rights contained in the Acquiring Fund’s Declaration of Trust and Bylaws.

Repurchase of Common Shares; Conversion to Open-End Fund

Please see “Repurchase of Fund Shares; Conversion to Open-End Fund” in the Memorandum attached as Appendix B to this Proxy Statement.

Description of Outstanding Acquiring Fund MFP Shares

The Acquiring Fund’s outstanding MFP Shares, which will remain outstanding following the completion of the Reorganization, are set forth below:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Original Issue Date	Term Redemption Date
Series A MFP Shares	6,070	$0.01	$100,000	January 2018	January 3, 2028

The Series A MFP Shares were issued to a qualified institutional buyer through a private transaction exempt from registration under the Securities Act.

The Series A MFP Shares were issued in the “Variable Rate Mode—Adjustable Rate” (the “VR Mode”), in which the dividend is currently a variable rate determined by reference to an index rate plus an applicable spread. So long as the Series A MFP Shares are in the VR Mode, the Acquiring Fund and the beneficial owner or owners of the Series A MFP Shares may agree from time to time to adjust the dividend rate and other economic terms.

The Acquiring Fund established the term of the VR Mode for the Series A MFP Shares as ending on the Term Redemption Date, subject to earlier redemption, repurchase or transition to a new mode by the Fund. Under the statement establishing and fixing the rights and preferences of the Series A MFP Shares, as supplemented (the “MFP Statement”), the Fund may terminate the VR Mode early and transition the Series A MFP Shares to a new mode (and, thereafter, until the term redemption date, subsequent new modes), during which many of the economic terms of the Series A MFP Shares set forth in the MFP Statement may be modified. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Dividends

The holders of outstanding MFP Shares are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Acquiring Fund’s declaration of trust and applicable law, cumulative cash dividends at the dividend rate for the outstanding MFP Shares of such series payable on the dividend payment dates with respect to the outstanding MFP Shares of such series. Holders of outstanding MFP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the outstanding MFP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on outstanding MFP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage.

Redemption

The outstanding MFP Shares are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the outstanding MFP Shares on the Term Redemption Date set forth in the table above, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends (whether or not earned or declared). In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements. In addition, the Acquiring Fund is obligated to redeem all of the outstanding MFP Shares in the event a mode change is initiated and a failed transition to a new mode occurs, if such failure is not cured within the applicable cure period. Outstanding MFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s declaration of trust, the MFP Statement, or as otherwise required by applicable law, (i) each holder of outstanding MFP Shares is entitled to one vote for each outstanding MFP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of outstanding MFP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including outstanding MFP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including outstanding MFP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of outstanding MFP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the outstanding MFP Shares or holders of outstanding MFP Shares. In addition, holders of outstanding MFP Shares have certain consent rights under the purchase agreement for the outstanding MFP Shares of the applicable series with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of outstanding MFP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including outstanding MFP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The outstanding MFP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The outstanding MFP Shares have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with the other preferred shares of the Acquiring Fund, including the other series of outstanding MFP Shares, outstanding VRDP Shares, outstanding AMTP Shares and New MFP Shares.

Description of Outstanding Acquiring Fund AMTP Shares

The Acquiring Fund’s outstanding AMTP Shares, each offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act, which will remain outstanding following the completion of the Reorganization, are set forth below:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Private Offering Time	Mandatory Redemption Date
Series 2028 AMTP Shares	3,370	$0.01	$100,000	December 2018	December 1, 2028
Series 2028-1 AMTP Shares	2,085	$0.01	$100,000	December 2018	December 1, 2028

Holders of outstanding AMTP Shares are entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per outstanding AMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) is an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the outstanding AMTP Shares.

The outstanding AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the outstanding AMTP Shares on the dates listed above, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends thereon. The outstanding AMTP Shares also may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends thereon, plus a certain redemption premium. In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s declaration of trust or the statement for the outstanding AMTP Shares or as otherwise required by applicable law, (1) each holder of outstanding AMTP Shares is entitled to one vote for each outstanding AMTP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (2) the holders of outstanding AMTP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including outstanding AMTP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including outstanding AMTP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

With respect to each series of outstanding AMTP Shares and except as otherwise permitted by the terms of the applicable statement, in the event of a proposed amendment, alteration or repeal of the Fund’s declaration of trust or of the statement associated with an outstanding series of AMTP Shares so as to materially and adversely affect any preference, right or power of such series or the holders thereof, the holders of such affected series of outstanding AMTP Shares would vote separately. In addition, holders of outstanding AMTP Shares of each series have certain consent rights under the purchase agreement for the AMTP Shares of the applicable series with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of outstanding AMTP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. Holders of preferred shares, including outstanding AMTP Shares, are entitled to elect additional trustees constituting, when added to the two trustees elected exclusively by the holders of preferred shares, a majority of the trustees, in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The outstanding AMTP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The outstanding AMTP Shares have equal priority as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with other preferred shares of the Acquiring Fund, including other series of the outstanding AMTP Shares, the outstanding VRDP Shares, the outstanding MFP Shares and the New MFP Shares to be issued in connection with the Reorganization.

Description of Outstanding Acquiring Fund VRDP Shares

The Acquiring Fund’s outstanding VRDP Shares, each offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act, which will remain outstanding following the completion of the Reorganization, are set forth below:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Offering Time	Mandatory Redemption Date
Series 1 VRDP Shares	2,368	$0.01	$100,000	September 2016	September 11, 2026
Series 2 VRDP Shares	2,675	$0.01	$100,000	September 2016	September 11, 2026
Series 3 VRDP Shares	1,277	$0.01	$100,000	September 2016	September 11, 2026

Under the statements establishing and fixing the rights and preferences of the outstanding VRDP Shares (the “VRDP Statements”), the outstanding VRDP Shares of each series pay an adjustable dividend rate set weekly by a remarketing agent. Holders of the outstanding VRDP Shares of each series have the right to give notice on any business day to tender the securities for remarketing in seven days. The outstanding VRDP Shares of each series are also subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Acquiring Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the outstanding VRDP Shares of the applicable series.

The outstanding VRDP Shares of each series have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement for the outstanding VRDP Shares of each series requires the applicable liquidity provider to purchase from holders all outstanding VRDP Shares of such series tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all outstanding VRDP Shares of the applicable series prior to termination of the purchase agreement for such series, including by reason of the failure of the liquidity provider to maintain the requisite level of short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider for the outstanding VRDP Shares of each series to purchase the outstanding VRDP Shares of such series pursuant to the purchase agreement for such series runs to the benefit of the holders of the outstanding VRDP Shares of such series and is unconditional and irrevocable, and as such the short-term ratings assigned to the outstanding VRDP Shares of each series are directly linked to the short-term creditworthiness of the associated liquidity provider. The liquidity provider for the outstanding VRDP Shares of each series entered into a purchase agreement with respect to the outstanding VRDP Shares of such series, subject to periodic extension by agreement with the Acquiring Fund.

Dividends

The holders of outstanding VRDP Shares of each series are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Acquiring Fund’s declaration of trust and applicable law, cumulative cash dividends at the dividend rate for the outstanding VRDP Shares of such series payable on the dividend payment dates with respect to the outstanding VRDP Shares of such series. Holders of outstanding VRDP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the outstanding VRDP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on outstanding VRDP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage. The amount of dividends per outstanding VRDP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each dividend reset period during the relevant monthly dividend period.

Redemption

The outstanding VRDP Shares of each series are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the outstanding VRDP Shares on the Mandatory Redemption Date set forth for each series in the table above, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends (whether or not earned or declared). Pursuant to the VRDP Statement for the outstanding VRDP Shares of each series and the fee agreement with the liquidity provider for such series, the Acquiring Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, shares of such series purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. The Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance, if the Acquiring Fund fails to maintain the minimum VRDP Shares asset coverage required under the 1940 Act and the Acquiring Fund’s agreement with the liquidity provider for the outstanding VRDP Shares of the applicable series, and such failure is not cured by the applicable cure date. Outstanding VRDP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting Rights

Except as otherwise provided in the Acquiring Fund’s declaration of trust, the VRDP Statements, or as otherwise required by applicable law, (i) each holder of outstanding VRDP Shares is entitled to one vote for each outstanding VRDP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of outstanding VRDP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including outstanding VRDP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including outstanding VRDP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of outstanding VRDP Shares of each series, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference,

right or power of the outstanding VRDP Shares or holders of outstanding VRDP Shares of the applicable series. Holders of outstanding VRDP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including outstanding VRDP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The outstanding VRDP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The outstanding VRDP Shares have equal priority as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with other preferred shares of the Acquiring Fund, including other series of the outstanding VRDP Shares, the outstanding AMTP Shares, the outstanding MFP Shares and the New MFP Shares to be issued in connection with the Reorganization.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption and Paying Agent

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. With respect to each Fund’s common shares and the Acquiring Fund’s AMTP Shares, the transfer, shareholder services and dividend disbursing agent and redemption and paying agent is Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021 (“Computershare”). Computershare serves in such capacity with respect to the Acquiring Fund’s AMTP Shares. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent, calculation agent and redemption price disbursing agent with respect to the Funds’ MFP Shares and the Acquiring Fund’s VRDP Shares.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Investors should rely on their own tax adviser for advice about the particular federal, foreign, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganization occurs) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund invests primarily in municipal securities. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax.

Federal income tax law imposes an alternative minimum tax with respect to individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax applicable to individuals, if any.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal securities owned by the Acquiring Fund. The likelihood of such legislation being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gains. If the Acquiring Fund retains any net capital gains or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (3) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (2) of the preceding sentence.

The Internal Revenue Service (the “IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Acquiring Fund reports dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gains and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Acquiring Fund with respect to the year.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Current federal income tax law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 24% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to recently proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemption of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

With respect to the preferred shares of the Acquiring Fund issued in the Reorganization, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Reorganization, including that the Reorganization will qualify as a tax-free reorganization under the Code, rely on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganization, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties.

Experts

The financial statements of the Acquiring Fund and the Target Fund appearing in the Funds’ Annual Reports for the fiscal year ended October 31, 2018 and February 28, 2019, respectively, are incorporated herein. The Acquiring Fund’s financial statements as of and for the 2018, 2017, 2016, 2015 and 2014 fiscal years have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in its reports thereon. The Target Fund’s financial statements as of and for the 2019, 2018, 2017, 2016 and 2015 fiscal years have been audited by KPMG, independent registered public accounting firm, as set forth in its reports thereon. Such financial statements are incorporated herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and the Target Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Fund

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information as of June 25, 2019.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under
Acquiring Fund:
Common shares	Unlimited	—	201,864,367
Preferred shares	Unlimited	—	6,070 (Series A MFP) 2,368 (Series 1 VRDP) 2,675 (Series 2 VRDP) 1,277 (Series 3 VRDP) 3,370 (Series 2028 AMTP) 2,085 (Series 2028-1 AMTP)
Target Fund
Common shares	Unlimited	—	9,958,610
Preferred shares	Unlimited	—	720 (Series A MFP)

The common shares of the Acquiring Fund and Target Fund are listed and trade on the NYSE under the ticker symbols NAD and NTX, respectively. Upon the closing of the Reorganization, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. None of the preferred shares of the Acquiring Fund and Target Fund are currently listed on any exchange.

Shareholders of the Acquiring Fund and the Target Fund

As of June 30, 2019, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of each Fund.

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in each Fund and in all Nuveen funds overseen by the Board Member as of May 31, 2019:

Dollar Range of Equity Securities

Name of Board Member	Acquiring Fund	Target Fund	Family of Investment Companies(1)
Margo L. Cook	None	None	over $100,000
Jack B. Evans	None	None	over $100,000
William C. Hunter	None	None	over $100,000
Albin F. Moschner	None	None	over $100,000
John K. Nelson	None	None	over $100,000
Judith M. Stockdale	$10,001-$50,000	None	over $100,000
Carole E. Stone	None	None	over $100,000
Terence J. Toth	None	None	over $100,000
Margaret L. Wolff	None	None	over $100,000

Name of Board Member	Acquiring Fund	Target Fund	Family of Investment Companies(1)
Robert L. Young	None	None	over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

As of June 30, 2019, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of each Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before July 10, 2019. The estimated pro forma information presented is calculated assuming that outstanding common and preferred shares were as of June 25, 2019 for each Fund.

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Acquiring Fund—
Series 2028 AMTP Shares	Banc of America Preferred Funding Corporation 214 North Tryon Street Charlotte, North Carolina 28255	3,370	100%	100%	18.15%

Series 2028-1 AMTP Shares	Banc of America Preferred Funding Corporation 214 North Tryon Street Charlotte, North Carolina 28255	2,085	100%	100%	11.23%

Series A MFP Shares	Wells Fargo & Company 420 Montgomery Street San Francisco, California 94163	6,070	100%	100%	32.70%

Target Fund—
Series A MFP Shares	Bank of America Corporation(a) 100 North Tryon Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(a) 214 North Tryon Street Charlotte, North Carolina 28255	720	100%	100%	3.88%

(a)	Bank of America Corporation and Banc of America Preferred Funding Corporation filed their Schedule 13D jointly and did not differentiate holdings as between each entity.

As of July 10, 2019, neither Fund is aware of any shareholders holding more than 5% of its common shares. Further, neither Fund is aware of any person who, as of July 10, 2019, “controls” (within the meaning of the 1940 Act) the Fund. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund.

Acquiring Fund VRDP Shares of each series are designed to be eligible for purchase by money market funds and other short duration investors. Information with respect to aggregate holdings of these VRDP Shares associated with fund complexes identified by the remarketing agents as holding greater than 5% of the outstanding VRDP Shares of the Acquiring Fund, including the number of VRDP Shares associated with the fund complex and percentage of total outstanding, is as follows: Series 1: JP Morgan (1,230 shares (51.94%)), Federated (657 shares (27.74%)), Charles Schwab (431 shares (18.20%)); Series 2: JP Morgan (1,719 shares (64.26%)), Charles Schwab (482 shares (18.02%)), Federated (450 shares (16.82%)); and Series 3: Federated (620 shares (48.55%)), Charles Schwab (415 shares (32.50%)), JP Morgan (242 shares (18.95%)).

Expenses of Proxy Solicitation

Preferred shareholders will not bear any costs of the Reorganization. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be borne by the Target Fund and indirectly by its common shareholders. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or Computershare Fund Services, or by dealers and their representatives.

The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Shareholder Proposals

The Acquiring Fund expects to hold its 2019 annual meeting of shareholders on August 7, 2019. The Target Fund expects to hold its 2019 annual meeting of shareholders in November 2019. If the proposal is approved and the Reorganization is consummated, the Target Fund will cease to exist and will not hold its 2020 annual meeting. If the Reorganization is not approved or is not consummated, the Target Fund will hold its 2020 annual meeting of shareholders, expected to be held in November 2020.

To be considered for presentation at the 2020 annual meeting of shareholders for the Acquiring Fund, a shareholder proposal (including the nomination of an individual for election as a Board Member) submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than March 4, 2020. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the Exchange Act of a proposal (including the nomination of an individual for election as a Board Member) submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to the Acquiring Fund’s by-laws, submit such written notice to the Acquiring Fund not later than May 18, 2020 or prior to May 3, 2020. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

To be considered for presentation at the 2019 annual meeting of shareholders for the Target Fund, shareholder proposals submitted pursuant to Rule 14a-8 of the 1934 Act must have been received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than

June 12, 2019. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than August 26, 2019 or prior to August 11, 2019. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement. The deadlines for shareholder proposals for the Target Fund’s 2020 annual shareholder meeting will be available in the Target Fund’s annual proxy statement.

Copies of the by-laws of the Target Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Target Fund will also furnish, without charge, a copy of its by-laws to a shareholder upon request. Such requests should be directed to the appropriate Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling 1-800-257-8787.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Target Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for the Acquiring Fund is October 31. The fiscal year end for the Target Fund is February 28.

Shareholder Report Delivery

Shareholder reports will be made available to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 23, 2019

The Proxy Statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. The Target Fund will also provide a separate copy of an annual report or proxy statement upon request. A Fund will also provide a separate copy of an annual report or proxy statement upon request. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Special Meeting, except as described in this Proxy Statement. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Special Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Special Meeting.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters that may properly come before the Special Meeting if there is present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Target Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned.

By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Special Meeting. Therefore, whether you instruct a vote for or against the Reorganization or instruct the proxy to abstain from voting on the Reorganization, those persons will be authorized, to vote in favor of an adjournment if sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting. In determining whether to adjourn a Meeting, the following factors may be considered by the proxies, among others: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the further solicitation.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposal. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposal described in this Proxy Statement. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on the proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman

Vice President and Secretary

The Nuveen Closed-End Funds

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [•] day of July, 2019, between Nuveen Quality Municipal Income Fund (the “Acquiring Fund”) and Nuveen Texas Quality Municipal Income Fund (the “Target Fund”), each a Massachusetts business trust. The Acquiring Fund and Target Fund may be referred to herein each as a “Fund” and, collectively, as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund into the Acquiring Fund will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Common Shares”) and newly issued MuniFund Preferred Shares (“MFP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share (the “Acquiring Fund MFP Shares”) (collectively with the Acquiring Fund Common Shares, the “Acquiring Fund Shares”), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund; and (ii) the distribution of all of the Acquiring Fund Common Shares and Acquiring Fund MFP Shares received by the Target Fund to the holders of common shares and MFP Shares, respectively, of the Target Fund as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board of Trustees of the Target Fund (the “Target Fund Board”) has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF THE TARGET FUND AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to the Target Fund (A) the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and (B) the same number of Acquiring Fund MFP Shares as the number of MFP Shares of the Target Fund outstanding immediately prior to the Closing (as defined in this Section 1.1) and having substantially similar terms as the MFP Shares of the Target Fund as of the Closing, and (ii) to assume substantially all of the liabilities of the Target Fund, if any, as set forth in Section 1.3. The Acquiring Fund MFP Shares to be issued to the Target Fund will consist of a separate series, as set forth in Exhibit A hereto, and the shares of such series will (i) have equal priority with each other and with any other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund; and (ii) have, along with any other outstanding preferred shares of the Acquiring Fund, preference with respect to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund over the common shares of the Acquiring Fund. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that the Target Fund shall retain assets sufficient to pay the preferred share dividends as set forth in Section 1.4 and the dividend or dividends as set forth in Section 8.5.

The Target Fund will, within a reasonable period of time before the Closing Date (as defined in Section 3.1), furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objectives, policies or restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 5.7), and will notify the Target Fund accordingly. The Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of the Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code, or would otherwise not be in the best interests of the Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except that the preferred share dividends as set forth in Section 1.4 and the dividend(s) as set forth in Section 8.5 shall be paid as set forth in those sections. Notwithstanding the foregoing, the liabilities not so discharged will be assumed by the Acquiring Fund, which assumed liabilities will include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund shall not assume any liabilities with respect to the preferred share dividends as set forth in Section 1.4 and the dividend or dividends set forth in Section 8.5.

1.4        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends shall accumulate on the existing MFP Shares of the Target Fund up to and including the day immediately preceding the Closing Date and then cease to accumulate, and dividends on the Acquiring Fund MFP Shares will accumulate from and including the Closing Date. Prior to the Valuation Time (as defined in Section 2.1), the Target Fund will declare all accumulated but unpaid dividends on its MFP Shares up to and including the day immediately preceding the Closing Date. With respect to the MFP Shares of the Target Fund, such accumulated and unpaid dividends will be paid by the Target Fund on the Closing Date to the holders thereof as of the day immediately preceding the Closing Date or if such day is not a Business Day, the next preceding Business Day. The Target Fund will retain assets in an amount sufficient to pay the dividends declared by it pursuant to this Section 1.4, and such assets will not be transferred to the Acquiring Fund on the Closing Date.

1.5        LIQUIDATION AND DISTRIBUTION.

(a)        As soon as practicable after the Closing, the Target Fund will distribute in complete liquidation of the Target Fund, (i) pro rata to its common shareholders of record (the “Target Fund Common Shareholders”), as of the time of such distribution, all of the Acquiring Fund Common Shares received by the Target Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and payable prior to such distribution (“Interim Dividends”)) and (ii) to its preferred shareholders of record (“Target Fund Preferred Shareholders” and, together with Target Fund Common Shareholders, the “Target Fund Shareholders”), as of the time of such distribution, all of the Acquiring Fund MFP Shares received by the Target Fund pursuant to Section 1.1. Such distributions will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders and representing, in the case of a Target Fund Common Shareholder, such shareholder’s pro rata share of the Acquiring Fund Common Shares received by the Target Fund and, in the case of a Target Fund Preferred Shareholder, representing such shareholder’s pro rata share of the Acquiring Fund MFP Shares received by the Target Fund, and by paying to Target Fund Common Shareholders any Interim Dividends on Target Fund common shares exchanged for Acquiring Fund Common Shares in the Reorganization. All of the issued and outstanding common and preferred shares of the Target Fund simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the shares.

(b)        On or promptly after the Closing Date, but in no event later than 12 months after the Closing Date, the Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below.

1.6        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s common shares or preferred shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8        TERMINATION.    The Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with the Target Fund’s governing documents, the laws of the Commonwealth of Massachusetts, and the federal securities laws promptly following the Closing and the payment of all dividends and distributions pursuant to, as applicable, Section 1.4, Section 1.5 and Section 8.5.

1.9        REPORTING.    Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which the Target Fund’s common shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.10        BOOKS AND RECORDS.    All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing and will be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1        VALUATION OF TARGET FUND ASSETS.    The value of the net assets of the Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the Target Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties. For purposes of this Section 2.1, the value of the Target Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Target Fund.

2.2        VALUATION OF ACQUIRING FUND SHARES.    The net asset value per Acquiring Fund Common Share will be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Acquiring Fund Board or such other valuation procedures as may be mutually agreed upon by the parties. For purposes of this Section 2.2, the value of the Acquiring Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Acquiring Fund.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for the Target Fund’s assets transferred to the Acquiring Fund will be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of the Target Fund that are assumed by the Acquiring Fund), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share, determined in accordance with Section 2.2. The aggregate net asset value of Acquiring Fund Common Shares received by the Target Fund in the Reorganization will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s common shares held by Target Fund Common Shareholders as of such time. In the event there are fractional Acquiring Fund Common Shares due Target Fund Common Shareholders after the Target Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate all such fractional common shares and sell the resulting whole on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Closing Date shall be postponed until at least the first business day after the day on which trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    The conditions precedent set forth in Articles VI-VIII herein must be satisfied or waived with respect to both Funds in order for the closing of the Reorganization to take place. The Closing shall occur on November 11, 2019, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:59 a.m., Central time, on the Closing Date. The Closing will be held as of 7:59 a.m., Central time, at the offices of Vedder Price P.C. in Chicago, Illinois, or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Target Fund shall cause State Street, as custodian for the Target Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Target Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund as of the Closing.

3.3        CERTIFICATES OF TRANSFER AGENT AND TENDER AND PAYING AGENT.

(a)        With respect to its common shares, the Target Fund shall issue and deliver, or cause State Street, in its capacity as transfer agent with respect to common shares of the Target Fund, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares of the Target Fund and the number and percentage ownership of outstanding common shares held by each such Target Fund Common Shareholder immediately prior to the Closing. With respect to its MFP Shares, the Target Fund shall issue and deliver, or cause The Bank of New York Mellon, in its capacity as tender and paying agent with respect to MFP Shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of MFP Shares of the Target Fund and the number and percentage ownership of outstanding MFP Shares owned by each such Target Fund Preferred Shareholder.

(b)        The Acquiring Fund shall issue and deliver, or cause State Street, in its capacity as transfer agent with respect to its common shares, and The Bank of New York Mellon, in its capacity as tender and paying agent with respect to MFP Shares, to issue and deliver to the Secretary of the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND.    The Target Fund represents and warrants as follows:

(a)        The Target Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Declaration of Trust, By-Laws, Statement Establishing and Fixing the Rights and Preferences of MuniFund Preferred Shares, as supplemented (“Target Fund MFP Statement”), or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of February 28, 2019, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of February 28, 2019, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund that have arisen after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities contingent or otherwise, incurred by it subsequent to February 28, 2019, whether or not incurred in the ordinary course of business. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i)        The authorized capital of the Target Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Target Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent or tender and paying agent, as applicable, as provided in Section 3.3. The Target Fund has no outstanding preferred shares other than Target Fund MFP Shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund.

(j)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and as of the Closing, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        No consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(o)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, any Statement Establishing and Fixing the Rights and Preferences of MuniFund Preferred Shares, as supplemented and amended (“Acquiring Fund MFP Statement”), any Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (“Acquiring Fund VRDP Statement”), any Statement Establishing and Fixing the Rights and Preferences of Adjustable Rate MuniFund Preferred Shares (“Acquiring Fund AMTP Statement”), as applicable, or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The financial statements of the Acquiring Fund as of October 31, 2018, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2018, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)        The unaudited semi-annual financial statements of the Acquiring Fund as of April 30, 2019, and for the period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of April 30, 2019, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known liabilities, contingent or otherwise, of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding preferred shares other than as set forth in the capitalization table in the Joint Proxy Statement/Prospectus (as defined in Section 5.7); no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund; and no outstanding securities convertible into shares of the Acquiring Fund.

(j)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)        The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the Commonwealth of Massachusetts, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)        The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and as of the Closing, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

(o)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year.

(p)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2, 1.4 and 8.5, each Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Funds will call meetings of their respective shareholders to consider and act upon the proposals required to effect the provisions of this Agreement, as applicable, and to take all other appropriate actions necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund will furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Controller or Treasurer of the Target Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders and related matters (the “Registration Statement”), and a proxy statement relating to the Acquiring Fund MFP Shares to be issued to holders of the Target Fund’s MFP Shares (the “MFP Proxy Statement” or a “Proxy Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement and MFP Proxy Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the proxy statements and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following condition:

6.1        All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by (i) the Chief Administrative Officer or any Vice President of the Acquiring Fund and (ii) the Controller or Treasurer of the Acquiring Fund, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2        The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by (i) the Chief Administrative Officer or any Vice President of the Target Fund and (ii) the Controller or Treasurer of the Target Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3        The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Fund.

7.4        Prior to the Valuation Time, the Target Fund will have declared the dividends and/or distributions contemplated by Section 1.4 and Section 8.5.

7.5        The Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding common and preferred shares of the Target Fund in accordance with applicable law and the provisions of the Target Fund’s Declaration of Trust, By-Laws and Target Fund MFP Statement. In addition, this Agreement, the issuance of Acquiring Fund Shares and the transactions contemplated herein, will have been approved by the requisite votes of the holders of the outstanding preferred shares of the Acquiring Fund in accordance with applicable law, the requirements of any applicable national securities exchange(s) and the provisions of the Acquiring Fund’s Declaration of Trust, By-Laws, each Acquiring Fund MFP Statement, each Acquiring Fund VRDP Statement and each Acquiring Fund AMTP Statement. Notwithstanding anything herein to the contrary, none of the parties may waive the condition set forth in this Section 8.1.

8.2        As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3        All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All notices to, or consents or waivers from, other persons, including without limitation holders of preferred shares or liquidity providers with respect to preferred shares, or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Target Fund shall have declared, prior to the Valuation Time, a dividend or dividends with respect to its common shares that, together with all other dividends paid by the Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code). Prior to Closing, the Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of Target Fund Common Shareholders as of the record date for such dividend or dividends. The Target Fund shall not have any rights with respect to, or interest in, the assets held in the escrow account.

8.6        The Target Fund shall have received an opinion from Vedder Price P.C., special counsel to the Acquiring Fund, and an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as presently conducted as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund on behalf of the Target Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations under the laws of the Commonwealth of Massachusetts, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or the laws of the Commonwealth of Massachusetts.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust, By-Laws, any Acquiring Fund MFP Statement, any Acquiring Fund VRDP Statement or any Acquiring Fund AMTP Statement (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust, By-Laws, each Acquiring Fund MFP Statement, each Acquiring Fund VRDP Statement and each Acquiring Fund AMTP Statement).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7        The Acquiring Fund shall have received an opinion from Vedder Price P.C., special counsel to the Target Fund, and an opinion from Morgan, Lewis & Bockius LLP, with respect to matters governed by the laws of the Commonwealth of Massachusetts, each dated as of the Closing Date, substantially to the effect that:

(a)        The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as presently conducted as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained.

(d)        To the knowledge of such counsel, the Target Fund has the power to sell, assign, convey, transfer, and deliver the assets as contemplated by this Agreement.

(e)        The execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust, By-Laws or Target Fund MFP Statement (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust, By-Laws and Target Fund MFP Statement).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.8        The Funds shall have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a)        The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund Shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares, except to the extent the Target Fund Common Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(f)        The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the Reorganization.

(g)        The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)        The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion will be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.8. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund MFP Shares as equity for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinion delivered to the Acquiring Fund by Sidley Austin LLP with respect to such issue.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated) will be borne by the Target Fund, and the Target Fund shall have accrued such expenses as liabilities at or before the Valuation Time. Reorganization expenses include, without limitation, (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) proxy solicitation costs; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other party that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of a Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that neither party has made to the other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the Chief Administrative Officer, President or any Vice President of each Fund without further action by the Target Fund Board or the Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganization.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund or the Target Fund.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board of Trustees; provided, however, that following the meeting of the shareholders of the Target Fund called by such Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of such Fund personally, but shall bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of each Fund acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund, as provided in the Fund’s Declaration of Trust.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN QUALITY MUNICIPAL INCOME FUND

By:
Name:
Title:	Vice President and Secretary

NUVEEN TEXAS QUALITY MUNICIPAL INCOME FUND

By:
Name:
Title:	Vice President and Secretary

EXHIBIT A

Target Fund	Target Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Reorganization

Nuveen Texas Quality Municipal Income Fund (NTX)	720 MFP Shares, Series A $100,000 liquidation preference per share Term Redemption Date: September 1, 2047	720 MFP Shares, Series B $100,000 liquidation preference per share Term Redemption Date: September 1, 2047

APPENDIX B

CONFIDENTIAL INFORMATION MEMORANDUM

CONFIDENTIAL INFORMATION MEMORANDUM

NUVEEN QUALITY MUNICIPAL INCOME FUND

720 SERIES B MUNIFUND PREFERRED SHARES

LIQUIDATION PREFERENCE $100,000 PER SHARE

This Information Memorandum (the “Memorandum”) is provided for information purposes in connection with the issuance of 720 Series B MuniFund Preferred Shares, par value $.01 per share, with a liquidation preference of $100,000 per share (the “New MFP Shares”), of Nuveen Quality Municipal Income Fund (the “Fund”) in connection with the proposed reorganization of Nuveen Texas Quality Municipal Income Fund (the “Target Fund”) and the Fund (the “Reorganization”).

This Memorandum is being provided exclusively to holders of Series A MuniFund Preferred Shares of the Target Fund (the “Target Fund MFP Shares”) as of June 25, 2019. At the closing of the Reorganization, the Target Fund will transfer substantially all of its assets to the Fund in exchange for common and preferred shares of the Fund, and the assumption by the Fund of substantially all of the liabilities of the Target Fund. The Target Fund will be liquidated, dissolved and terminated in accordance with applicable law. Holders of Target Fund MFP Shares will receive, on a one-for-one basis, New MFP Shares for their Target Fund MFP Shares held immediately prior to the Reorganization.

The terms of the New MFP Shares to be issued in the Reorganization will be substantially similar as of the time of the closing of the Reorganization to the Target Fund MFP Shares for which they will be exchanged. The preferences, voting rights, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption of the New MFP Shares will be set forth the in the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series B MuniFund Preferred Shares (the “Statement”), the form of which is attached hereto as Appendix A-1, and the Supplement to the Statement Establishing and Fixing the Rights and Preferences of Series B MuniFund Preferred Shares Initially Designating the Variable Rate Mode for the Series B MuniFund Preferred Shares (the “Supplement”), the form of which is attached hereto as Appendix A-2, and, in each case, incorporated herein by reference. Each prospective holder of New MFP Shares is strongly cautioned to review the Statement and the Supplement in their entirety for a complete description of all terms applicable to an investment in the New MFP Shares. Certain additional covenants and consent requirements will be set forth in a Purchase Agreement between the Fund and the initial holder (the “Purchaser”) of New MFP Shares (the “Purchase Agreement”). The summary description of the New MFP Shares set forth below does not purport to be a complete description of all terms applicable to the New MFP Shares.

Investing in New MFP Shares involves risks. See “Risk Factors” beginning on page 25 of this Memorandum.

(continued on next page)

The date of this Memorandum is August 9, 2019.

The New MFP Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the New MFP Shares are being offered only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to transfer restrictions. See “Notice to Investors.”

The New MFP Shares are expected to be ready for delivery in book-entry form only through The Depository Trust Company on or about the closing date of the Reorganization.

(continued from preceding page)

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser, Nuveen Fund Advisors, LLC (the “Investment Adviser”), believes are underrated or undervalued or that represent municipal market sectors that are undervalued. As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined herein) in municipal securities and other related investments, the income from which is exempt from regular federal income tax. As a non-fundamental policy, subject to change by the Fund’s trustees upon 60 days’ notice to shareholders, under normal circumstances, the Fund may invest up to 35% of its Managed Assets (as defined herein) in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (an “NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser, Nuveen Asset Management, LLC (“NAM” or the “Sub-Adviser”). The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax. There can be no assurance that the Fund will achieve its investment objectives.

The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (312) 917-7700. Prospective investors should read this Memorandum, which sets forth concisely the information about the Fund that a prospective investor ought to know before deciding whether to invest.

THE NEW MFP SHARES REPRESENT INVESTMENTS IN THE FUND AND DO NOT REPRESENT AN INTEREST IN OR OBLIGATIONS OF, AND ARE NOT INSURED BY, ANY OF THE FUND’S INVESTMENT ADVISER OR THE TENDER AND PAYING AGENT.

This Memorandum is furnished by the Fund on a confidential basis in connection with transactions exempt from registration under the Securities Act, solely for the purpose of enabling a prospective investor to consider the acquisition of the securities described herein. The information contained or incorporated by reference in this Memorandum has been provided by the Fund and other sources identified herein. No representation or warranty, expressed or implied, is made as to the accuracy or completeness of such information, and nothing contained or incorporated by reference in this Memorandum is, or shall be relied upon as, a promise or representation as to the past or the future.

The New MFP Shares have not been and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable securities laws. Accordingly, the New MFP Shares are being offered only to qualified institutional buyers in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act. Prospective purchasers are hereby notified that sellers of the New MFP Shares may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. For certain restrictions on resales, see “Notice to Investors.” It is unlikely that a market will develop for the New MFP Shares.

In making an investment decision, prospective investors must rely on their own examination of the Fund and the terms of the transactions described herein, including the merits and risks involved. This offering is being made on the basis of this Memorandum, and any decision to acquire the New MFP Shares must be based on the information contained herein. No representation is made to any offeree or person acquiring the New MFP Shares regarding the legality of an investment therein by such offeree or acquiring person under any applicable legal investment or similar laws or regulations. The contents of this Memorandum are not to be construed as legal, business or tax advice. Each prospective investor should consult its own attorney and business and tax advisor as to legal and business advice.

Prospective investors are hereby offered the opportunity, prior to acquiring any New MFP Shares, to ask questions and receive answers concerning the terms and conditions of the transactions described herein and to obtain from the Fund additional information, to the extent that the Fund possesses such information or can acquire it without unreasonable effort or expense, that is necessary to verify the accuracy of the information contained herein or provided pursuant hereto.

The New MFP Shares have not been approved or disapproved by the Securities and Exchange Commission, or any state securities commission or regulatory authority, nor have the foregoing authorities confirmed the accuracy or determined the adequacy of this Memorandum. Any representation to the contrary is a criminal offense.

This Memorandum is personal to the recipient hereof and has been prepared solely for use in connection with the transactions described herein and does not constitute an offer to any other person or to the public generally to subscribe for or otherwise acquire the New MFP Shares. Distribution of this Memorandum to any person other than the offeree and those persons, if any, retained to advise such offeree with respect to the offer and sale of the New MFP Shares is not authorized, and any disclosure of any of its contents is prohibited. Each recipient, by accepting delivery of this Memorandum, agrees to the foregoing.

The New MFP Shares will be issued in book-entry form, as global securities (the “global securities”). The global securities have been deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities will be held only through DTC and any of its participants. Unless the context otherwise requires, references in this Memorandum to “New MFP shareholders” include the Beneficial Owners of interests in the New MFP Shares and references to the “New MFP Shares” include any beneficial interest therein. See “Book-Entry Procedures and Settlement” for further discussion of these matters.

This Memorandum contains summaries and other information believed to be accurate as of the date hereof with respect to certain terms of certain documents, but reference is made to the actual documents (copies of which will be made available on a confidential basis to prospective purchasers upon request to the Fund) for complete information with respect thereto, and all such summaries are qualified in their entirety by such reference.

The distribution of this Memorandum and the offering of the securities in certain jurisdictions may be restricted by law. Persons in possession of this Memorandum are required to inform themselves about and to observe any such restrictions. This Memorandum does not constitute, and may not be used for or in connection with, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or to any person to whom it is unlawful to make such offer or solicitation.

No action has been taken by the Fund that would permit an offering of the securities offered hereby or the circulation or distribution of this Memorandum or any offering material in relation to the Fund or the securities in any jurisdiction where action for that purpose is required.

THIS MEMORANDUM IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE RELIED UPON ALONE AS THE BASIS FOR AN INVESTMENT DECISION. IN MAKING AN INVESTMENT DECISION, PROSPECTIVE INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE FUND AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN NEW MFP SHARES FOR AN INDEFINITE PERIOD OF TIME.

NEITHER THE FUND NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION TO ANY OFFEREE OR PERSON ACQUIRING NEW MFP SHARES REGARDING THE LEGALITY OF INVESTMENT THEREIN BY SUCH OFFEREE OR ACQUIRING PERSON UNDER APPLICABLE LEGAL INVESTMENT OR SIMILAR LAWS OR REGULATIONS OR THE PROPER CLASSIFICATION OF SUCH AN INVESTMENT THEREUNDER.

THE CONTENTS OF THIS MEMORANDUM ARE NOT TO BE CONSTRUED AS LEGAL, BUSINESS OR TAX ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN ATTORNEY, BUSINESS ADVISOR AND TAX ADVISOR AS TO LEGAL, BUSINESS AND TAX ADVICE. INVESTMENT IN THE NEW MFP SHARES MAY NOT BE SUITABLE FOR ALL RECIPIENTS OF THIS MEMORANDUM.

Notwithstanding anything to the contrary contained in this Memorandum or any other express or implied agreement to the contrary, each prospective investor (and each employee, representative or other agent of each prospective investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of an investment in the securities offered hereby and all materials of any kind that are provided to the prospective investor relating to such tax treatment and tax structure. This authorization of tax disclosure is retroactively effective to the commencement of discussions with the prospective investors regarding the transactions contemplated herein.

Any capitalized terms used herein but not defined shall have the meaning given in the Statement and the Supplement attached hereto as Appendix A-1 and Appendix A-2, respectively.

In this Memorandum, references to “U.S. Dollars,” “Dollars” and “$” are to United States dollars.

FORWARD LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward looking statements include changes in interest rates, market, financial or legal uncertainties, including changes in tax law, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. None of the Fund or its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition.

Page
Notice to Investors	B-7
Summary	B-10
Risk Factors	B-25
The Fund	B-44
Description of New MFP Shares	B-44
Book-Entry Procedures and Settlement	B-44
Description of Purchase Agreement	B-47
Material U.S. Federal Income Tax Considerations	B-47
The Fund’s Investments	B-52
How the Fund Manages Portfolio Risk	B-77
Management of the Fund	B-78
Nuveen Asset Management Conflict of Interest Policies	B-79
Description of Outstanding Shares	B-80
Net Asset Value	B-86
Certain Provisions in the Declaration of Trust and By-Laws	B-87
Repurchase of Common Shares; Conversion to Open-End Fund	B-88
Custodian and Transfer Agent, Dividend Disbursing Agent and Redemption Agent	B-90
Independent Registered Public Accounting Firm	B-91
Available Information	B-91

Appendix A-1—Form of Statement Establishing and Fixing the Rights and Preferences of Series B MuniFund Preferred Shares	A1-1

Appendix  A-2—Form of Supplement to the Statement Establishing and Fixing the Rights and Preferences of Series B MuniFund Preferred Shares Initially Designating the Variable Rate Mode for the Series B MuniFund Preferred Shares

A2-1

NOTICE TO INVESTORS

Each person acquiring New MFP Shares, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Fund as follows:

(1)        It understands and acknowledges that the securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable securities law, are being offered for sale pursuant to Section 4(a)(2) of the Securities Act, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with the conditions for transfer set forth in paragraph (5) below.

(2)        It is a “qualified institutional buyer” (“QIB”), as defined in Rule 144A promulgated under the Securities Act, and is acquiring the securities for its own account or for the account of another QIB.

(3)        It acknowledges that none of the Fund or any person representing the Fund has made any representation to it with respect to the Fund or the offer or sale of any securities other than the information contained or incorporated by reference in this Memorandum, which has been delivered to it and upon which it is relying in making its investment decision with respect to the securities. In addition, no representation is made regarding New MFP Shares or the advisability of investing in New MFP Shares. Moreover, it acknowledges that it has had access to such financial and other information concerning the Fund and the securities as it has deemed necessary in connection with its decision to acquire the securities offered hereby, including an opportunity to ask questions of and request information from the Fund.

(4)         It is acquiring the New MFP Shares for its own account for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property be at all times within its control and subject to its ability to resell such securities pursuant to Rule 144A or any exemption from registration available under the Securities Act.

(5)        It will offer, sell or otherwise transfer New MFP Shares only to Persons that are both: (A)(i) Persons that it reasonably believes are QIBs that are registered closed-end management investment companies, the common shares of which are traded on a national securities exchange (“Closed-End Funds”), banks or entities that are 100% direct or indirect subsidiaries of banks’ publicly traded parent holding companies (collectively, “Banks”), insurance companies or registered open-end management investment companies, in each case, pursuant to Rule 144A or another available exemption from registration under the Securities Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the Securities Act, (ii) tender option bond trusts or similar vehicles in which all investors are Persons that it reasonably believes are QIBs that are Closed-End Funds, Banks, insurance companies or registered open-end management investment companies or (iii) other investors with the prior written consent of the Fund and (B) Persons that are either (i) not a Nuveen Person, or (ii) a Nuveen Person, provided that (x) such Nuveen Person would, after such sale and transfer, own not more than 20% of the Outstanding New MFP Shares, or (y) the prior written consent of the Fund and the holder(s) of more than 50% of the Outstanding New MFP Shares has been obtained. “Nuveen Persons” means the Investment Adviser or any affiliated person of the Investment Adviser (as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940

Act”)) (other than the Fund, in the case of a redemption or purchase of the New MFP Shares which are to be cancelled within ten (10) days of purchase by the Fund).

(6)        It acknowledges that each certificate representing New MFP Shares will contain a legend substantially to the following effect:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY TO A PERSON THAT IS BOTH: (1)(A) A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” THAT IS A REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANY, THE COMMON SHARES OF WHICH ARE TRADED ON A NATIONAL SECURITIES EXCHANGE, BANKS, ENTITIES THAT ARE 100% DIRECT OR INDIRECT SUBSIDIARIES OF BANKS’ PUBLICLY TRADED PARENT HOLDING COMPANIES, INSURANCE COMPANIES OR REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES, IN EACH CASE, IN AN OFFER AND SALE MADE PURSUANT TO RULE 144A OR ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IN A MANNER NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE MEANING OF SECTION 4(a)(2) OF THE SECURITIES ACT; (B) A TENDER OPTION BOND TRUST OR SIMILAR VEHICLE IN WHICH ALL INVESTORS ARE PERSONS THE HOLDER REASONABLY BELIEVES ARE QUALIFIED INSTITUTIONAL BUYERS THAT ARE REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANIES, THE COMMON SHARES OF WHICH ARE TRADED ON A NATIONAL SECURITIES EXCHANGE, BANKS, ENTITIES THAT ARE 100% DIRECT OR INDIRECT SUBSIDIARIES OF BANKS’ PUBLICLY TRADED PARENT HOLDING COMPANIES, INSURANCE COMPANIES, OR REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES; OR (C) A PERSON THAT THE ISSUER OF THE SECURITY HAS APPROVED IN WRITING TO BE THE HOLDER OF THE SECURITY AND (2) A PERSON THAT IS EITHER (i) NOT A NUVEEN PERSON (AS DEFINED IN THE INITIAL SERIES B MUNIFUND PREFERRED SHARES (MFP) PURCHASE AGREEMENT BY AND BETWEEN THE ISSUER OF THE SECURITY AND THE PURCHASER), OR (ii) A NUVEEN PERSON, PROVIDED THAT (X) SUCH NUVEEN PERSON WOULD, AFTER SUCH SALE AND TRANSFER, OWN NOT MORE THAN 20% OF THE OUTSTANDING NEW MFP SHARES, OR (Y) THE PRIOR WRITTEN CONSENT OF THE ISSUER OF THE SECURITY AND THE HOLDER(S) OF MORE THAN 50% OF THE OUTSTANDING NEW MFP SHARES HAS BEEN OBTAINED.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE AGREED THAT, IN CONNECTION WITH ANY TRANSFER OF NEW MFP SHARES, IT IS TRANSFERRING TO THE TRANSFEREE THE RIGHT TO RECEIVE FROM THE FUND ANY DIVIDENDS DECLARED AND UNPAID FOR EACH DAY PRIOR TO THE TRANSFEREE BECOMING THE BENEFICIAL OWNER OF THE NEW MFP SHARES IN EXCHANGE FOR PAYMENT OF THE PURCHASE PRICE FOR SUCH NEW MFP SHARES BY THE TRANSFEREE.

(7)        It acknowledges that the Fund, its agents and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by its acquisition of securities are no longer accurate, it shall promptly notify the Fund. If it is acquiring any securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

SUMMARY

This is only a summary. Holders of Target Fund MFP Shares should review the more detailed information contained elsewhere in this Memorandum and the documents incorporated by reference or otherwise summarized in this Memorandum, including the information set forth in the sections “Risk Factors,” “How the Fund Manages Portfolio Risk” and “The Fund’s Investments—Derivatives and Hedging Strategies” and the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series B MuniFund Preferred Shares (as it may be amended from time to time in accordance with the provisions thereof, the “Statement”) (the form of which is attached hereto as Appendix A-1) as modified with respect to the Variable Rate Mode (the “Initial Mode”) by the Supplement to the Statement Establishing and Fixing the Rights and Preferences of Series B MuniFund Preferred Shares Initially Designating the Variable Rate Mode for the Series B MuniFund Preferred Shares (the “Supplement”) (the form of which is attached hereto as Appendix A-2). Additional information about the Fund may be obtained from www.sec.gov or by visiting www.nuveen.com, as set forth in the section “Available Information.” Information on those websites is not part of this Memorandum, except to the extent specifically incorporated herein by reference. Certain of the capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Supplement or, as applicable, the Statement.

The Fund	Nuveen Quality Municipal Income Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s common shares, $.01 par value (“Common Shares”), are traded on the New York Stock Exchange under the symbol “NAD.” See “The Fund.” As of April 30, 2019, the Fund had 201,864,367 Common Shares outstanding and net assets applicable to Common Shares of $3,092,617,857.

As of the date hereof, the Fund has outstanding one series of MuniFund Preferred Shares (“MFP Shares”), three series of Variable Rate Demand Preferred Shares (“VRDP Shares”) and two series of Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”). The Fund, without the consent of holders of New MFP Shares, may from time to time issue additional preferred shares of a new or existing series in connection with new financings, refinancing or reorganizations. The issuance by the Fund of additional Preferred Shares may require the consent of liquidity providers or other Fund counterparties.

Issuance of New MFP Shares	In connection with the Reorganization (as defined below), the Fund is issuing 720 Series B MuniFund Preferred Shares (the “New MFP Shares”), liquidation preference of $100,000 per share (the “Liquidation Preference”) on substantially similar terms as the Series A MuniFund Preferred Shares of Nuveen Texas Quality Municipal Income Fund (the “Target Fund MFP Shares”) for which they are being exchanged in the Reorganization (as defined below).

The Reorganization	This Memorandum is being made available in connection with the proposed reorganization of Nuveen Texas Quality Municipal Income Fund (the “Target Fund”) and the Fund (the “Reorganization”). This Memorandum sets forth the expected terms of the New MFP Shares. Issuance of New MFP Shares is being made only upon such terms and subject to the Agreement and Plan of Reorganization and such other conditions as may be agreed between the Fund and the initial beneficial owner of the New MFP Shares.

The issuance of New MFP Shares will be effected in accordance with the procedures of the Securities Depository.

Initial Mode, Extension or Transition to New Mode and Possible Changes in Terms and Conditions	The MFP Shares of the Target Fund currently are in the Initial Mode, which terminates on October 2, 2019, subject to extension or transition to a new Mode. Any such extension or transition will not affect the terms and conditions of the Target Fund MFP Shares relating to ranking, preemptive rights, voting rights, restrictions on dividends and other distributions, the Term Redemption Date, restrictions on redemptions if the Fund is not current on paying accumulated and unpaid dividends, compliance with applicable law in connection with redemptions, liquidation rights or restrictions on amendments or supplements to the Statement or the Supplement, and the corresponding terms and conditions of the New MFP Shares will be substantially similar to those of the Target Fund MFP Shares as in effect on the date hereof. However, in connection with the extension or transition of the Initial Mode, the Target Fund and the beneficial owner or owners of the Target Fund MFP Shares may agree to changes in economic terms, such as the dividend rate. In any event, the terms and conditions of the New MFP Shares will be substantially similar to the terms and conditions of the Target Fund MFP Shares as in effect immediately prior to consummation of the Reorganization.

See “Designation of New Mode or Mode Extension” and the related definitions in the Supplement for additional information relating to extension of the Initial Mode or a transition to a new Mode.

Dividend Rate	During the Initial Mode, the dividend rate for the New MFP Shares will be determined with respect to Dividend Reset Periods that are expected to be weekly or monthly, depending upon the designated Index Rate. The “Index Rate” for any Dividend Reset Period is expected to be either (a) the current Index Rate for the Target Fund MFP Shares, which is (i) the SIFMA Municipal Swap Index (as defined below) made available by approximately 4:00 p.m., New York City time, on the Rate Determination Date for such Dividend Reset Period or if such index is not made so available on such date, the SIFMA Municipal Swap Index as determined on the previous Rate Determination Date plus (ii) an Applicable Spread, or (b) (i) a percentage of One-month LIBOR (as defined below) plus (ii) an Applicable Spread. The Applicable Spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the New MFP Shares by a rating agency providing a credit rating for the New MFP Shares at the request of the Fund, as described below, provided that the dividend rate will in no event exceed 15% per annum.

“SIFMA Municipal Swap Index” means the Securities Industry and Financial Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Bloomberg or its successor, or as otherwise designated by the Securities Industry and Financial Markets Association; provided, however, that if such index is no longer produced by Bloomberg or its successor, then SIFMA Municipal Swap Index shall mean (i) the S&P Municipal Bond 7 Day High Grade Rate Index produced by Standard & Poor’s Financial Services LLC or its successors or (ii) if the S&P Municipal Bond 7 Day High Grade Rate Index is no longer produced, such other reasonably comparable index selected in good faith by the Board of Trustees of the Fund, subject to certain consent rights set forth in the Purchase Agreement.

“One-month LIBOR” means:

(1) the rate for one-month deposits in U.S. dollars, commencing on the applicable Dividend Reset Date, that appears on the Designated LIBOR Page (as defined below) as of 11:00 A.M., London time, on the applicable Rate Determination Date; or

(2) if the rate referred to in clause (1) does not appear on the Designated LIBOR Page, or is not so published by 11:00 A.M., London time, on the applicable Rate Determination Date, the rate calculated by the Calculation Agent (as defined below) as the arithmetic mean of at least two quotations obtained by the Calculation Agent after requesting the principal London offices of four major reference banks in the London interbank market to provide the Calculation Agent with its offered quotation for one-month deposits in U.S. dollars, commencing on the applicable Dividend Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on the applicable Rate Determination Date and in a principal amount that is representative for a single transaction in the U.S. dollars in that market at that time; or

(3) if fewer than two quotations referred to in clause (2) are so provided, the rate on the applicable Rate Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., New York City time, in The City of New York on the applicable Rate Determination Date by three major banks in The City of New York selected by the Calculation Agent for one-month loans in U.S. dollars to leading European banks commencing on the applicable Dividend Reset Date, and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time; or

(4) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (3), One-month LIBOR as previously in effect on the applicable Dividend Reset Date.

Notwithstanding the foregoing, if (A) One-month LIBOR determined as set forth above in respect of any Dividend Reset Date would otherwise be less than zero (0), One-month LIBOR for such Dividend Reset Date will be deemed to be zero (0), and (B) One-month LIBOR no longer appears or is not otherwise calculable as provided above, then One-month LIBOR shall mean such other reasonably comparable index selected in good faith by the Board of Trustees of the Fund, subject to certain consent rights set forth in the Purchase Agreement.

“Calculation Agent” means The Bank of New York Mellon, or any successor Calculation Agent appointed by the Fund.

“Designated LIBOR Page” means the display on Bloomberg, or any successor service, on Page BBAL or any page as may replace that specified page on that service for the purpose of displaying the London interbank rates of major banks for U.S. dollars.

“London Banking Day” means a day on which commercial banks are open for business, including dealings in U.S. dollars, in London.

“Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

Dollar amounts resulting from the calculation of dividends will be rounded to the nearest cent, with one-half cent being rounded upward.

The Initial Mode will be subject to extension for a Failed Transition Period of up to six months in the event that neither an extension of the Initial Mode nor the transition from the Initial Mode to a new Mode is successful. During such Failed Transition Period, if any, dividends on the New MFP Shares will accumulate at the Failed Transition Period Dividend Rate, and the New MFP Shares will be subject to mandatory redemption by the Fund, if the Fund has not successfully extended the Initial Mode or established a new Mode or redeemed or repurchased all of the New MFP Shares prior to the end of the six-month period.

The applicable dividend rate for the New MFP Shares is referred to herein as the “Dividend Rate.” See “Dividends and Distributions” and the related definitions in the Supplement for additional information relating to the applicable Dividend Rate.

Applicable Spread Adjustments	The Applicable Spread will be as set forth in the Supplement and subject to adjustment based on the highest applicable credit rating most recently assigned to the New MFP Shares by Fitch or any additional or different rating agency providing a long-term credit rating on the New MFP Shares and which is designated a “Rating Agency” as provided in the Supplement; provided, however, the Applicable Spread shall not apply for any Dividend Reset Period or portion thereof occurring during the Failed Transition Period, if any, except in the case of an Increased Rate Period occurring during the Failed Transition Period.

The Applicable Spread will increase to a specified level during any Increased Rate Period or any portion of a Dividend Reset Period to which the Increased Rate otherwise applies. An “Increased Rate Period” will commence, (A) on a Dividend Payment Date for the New MFP Shares if the Fund has failed (as a result of complying with Section 8(a) of the Statement or otherwise) to deposit with the Tender and Paying Agent by 12:00 noon, New York City time, on such Dividend Payment Date, Deposit Securities that will provide funds available to the

Tender and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on the New MFP Shares payable on such Dividend Payment Date (a “Dividend Default”), and continue to, but excluding, the Business Day on which such Dividend Default has ended as contemplated by Section 2.1(f)(ii) of the Supplement; (B) on an applicable Redemption Date for the New MFP Shares (or any thereof) if the Fund has failed (as a result of complying with Section 8(a) of the Statement or otherwise) to deposit with the Tender and Paying Agent by 12:00 noon, New York City time, on such Redemption Date, Deposit Securities that will provide funds available to the Tender and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such shares on such Redemption Date (a “Redemption Default”), and continue to, but excluding, the Business Day on which such Redemption Default has ended as contemplated by Section 2.1(f)(ii) of the Supplement; (C) on the Business Day on which any Rating Agency has withdrawn the credit rating required to be maintained with respect to the New MFP Shares pursuant to Section 2.5 of the Supplement other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally, or on which the Board of Trustees has terminated the designation of a Rating Agency without complying with the requirements of Section 2.5 of the Supplement, and the New MFP Shares are not then rated by at least two Rating Agencies, and continue to, but excluding, the Business Day on which compliance with Section 2.5 of the Supplement is restored; (D) on the Business Day on which a Ratings Event (as defined below) has occurred with respect to the New MFP Shares and continue to, but excluding, the Business Day on which such Ratings Event has ended; or (E) (x) on the Business Day on which a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the New MFP Shares do not qualify as equity in the Fund and (y) such determination results from an act or failure to act on the part of the Fund and continue so long as any New MFP Shares are Outstanding. A “Ratings Event” will be deemed to exist with respect to the New MFP Shares at any time such New MFP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time (or from the Rating Agency designated at such time if only one Rating Agency is then designated) that is Below Investment Grade (as defined in the Supplement).

Dividend Payments	The holders of New MFP Shares will be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees out of funds legally available for payment, cumulative cash dividends and distributions on each such New MFP Share at the Dividend Rate for the New MFP Shares determined as set forth in the Supplement. Dividends and other distributions on each New MFP Share accumulate from the Mode Commencement Date with respect to such share. The “Dividend Period” for the New MFP Shares will generally be a calendar month and the “Dividend Payment Date” in respect of each Dividend Period is the first Business Day following the end of such Dividend Period. Notwithstanding the foregoing, the final Dividend Period in the Initial Mode or any subsequent Mode will end on and include the last calendar day of the Mode. Notwithstanding the foregoing, the Fund in its discretion may establish Dividend Payment Dates (each, a “Special Dividend Payment Date”) more frequent than monthly Dividend Payment Dates in respect of the Initial Mode; provided that any such Special Dividend Payment Date will be a Business Day.

The amount of dividends per share payable on New MFP Shares on any Dividend Payment Date will equal the sum of the dividends accumulated but not yet paid for each Dividend Reset Period (or portion thereof) in the related Dividend Period. The amount of dividends per share accumulated for each such Dividend Reset Period (or portion thereof) will be computed by (i) multiplying the Dividend Rate in effect for New MFP Shares for such Dividend Reset Period (or portion thereof) by a fraction, the numerator of which will be the actual number of days in such Dividend Reset Period (or portion thereof) and the denominator of which will be determined using the day count convention for the applicable Index Rate and (ii) multiplying the product determined pursuant to clause (i) by the Liquidation Preference for a New MFP Share ($100,000). The Dividend Rate for the New MFP Shares will be adjusted to the Increased Rate for each Increased Rate Period as provided in the Supplement. For each Dividend Reset Period (or portion thereof) during the Failed Transition Period, if any, the Dividend Rate shall be the Failed Transition Period Dividend Rate. Dividends on New MFP Shares with respect to any Dividend Period will be declared to the Holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period. In connection with any transfer of New MFP Shares, the transferor will, subject to any agreement between the transferor and transferee, transfer to the transferee the transferor’s right to receive from the Fund any unpaid dividends so declared for each day prior to the transferee becoming the Holder or Beneficial Owner, as applicable, of the New MFP Shares in consideration of a portion of the purchase price for such New MFP Shares paid by the transferee.

Dividends on New MFP Shares will be paid on each Dividend Payment Date to the Holders of the New MFP Shares as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or if such day is not a Business Day, the next preceding Business Day). See “Dividends and Distributions” and the related definitions in the Supplement for additional information relating to dividend payments.

Tender and Paying Agent	The Fund expects to enter into a Tender and Paying Agent Agreement with The Bank of New York Mellon. The Tender and Paying Agent will serve as the Fund’s transfer agent and registrar, dividend disbursing agent, and paying agent and redemption price disbursing agent with respect to the New MFP Shares. Additionally, the Tender and Paying Agent will (i) act as calculation agent to determine the Index Rate and (ii) calculate the regular dividend amount to be paid to the Holders of New MFP Shares on each Dividend Payment Date. The Fund will confirm the Tender and Paying Agent’s calculation of such dividend amount upon its receipt of any request therefor from the Tender and Paying Agent.

Optional Redemption	During the Initial Mode, the New MFP Shares will be subject to optional redemption in whole or in part at the option of the Fund on any Business Day at a redemption price determined as set forth in the Supplement.

See “Redemption—Optional Redemption” in the Supplement for additional information relating to Optional Redemption.

Asset Coverage Mandatory Redemption

If the Fund fails to have Asset Coverage of at least 225% as of the close of business on any Business Day (meaning a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed) on which such Asset Coverage is required to be calculated of each month and such failure is not cured as of thirty (30) calendar days following such Business

Day, the Fund will proceed to redeem Preferred Shares equal to the lesser of (i) the minimum number of Preferred Shares that will result in the Fund having Asset Coverage of at least 225% and (ii) the maximum number of Preferred Shares that can be redeemed out of monies expected to be legally available; and, at the Fund’s sole option, the Fund may, but is not required to, include in the number of Preferred Shares being mandatorily redeemed a sufficient number of New MFP Shares that will result in the Fund having Asset Coverage of up to and including 250%. The Preferred Shares to be redeemed may include at the Fund’s sole option any number or proportion of New MFP Shares. If New MFP Shares are redeemed, such shares will be redeemed at a redemption price equal to their $100,000 Liquidation Preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared, but without interest thereon) from and including the Date of Original Issue to (but excluding) the date fixed for such redemption determined as set forth in the Supplement. See “Redemption—Asset Coverage and Effective Leverage Ratio Mandatory Redemption—Asset Coverage Mandatory Redemption” in the Supplement for additional information relating to the Asset Coverage Mandatory Redemption.

Effective Leverage Ratio Mandatory Redemption

If the Effective Leverage Ratio of the Fund exceeds 45% as of the close of business on any Business Day on which such ratio is required to be calculated and such failure is not cured as of the close of business on the date that is seven Business Days following the Business Day on which such non-compliance is first determined, the Fund will cause the Effective Leverage Ratio to not exceed 45% by (A) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (B) proceeding with redeeming a sufficient number of Preferred Shares, which at the Fund’s sole option may include any number or proportion of New MFP Shares, in accordance with the terms of such Series, or (C) engaging in any combination of the actions contemplated by (A) and (B) above. The Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed, a sufficient number of New MFP Shares that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Effective Leverage Ratio Cure Date, in the Fund having an Effective Leverage Ratio on such Effective Leverage Ratio

Cure Date of no less than 40%. Any New MFP Shares so redeemed will be redeemed at a redemption price equal to their $100,000 Liquidation Preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared, but without interest thereon) from and including the Date of Original Issue to (but excluding) the date fixed for such redemption determined as set forth in the Supplement. Notwithstanding the foregoing, in the event that the Fund’s Effective Leverage Ratio exceeds 45% on any Business Day solely by reason of fluctuations in the market value of the Fund’s portfolio securities, the Effective Leverage Ratio is only required not to exceed 46% on such Business Day. See “Redemption—Asset Coverage and Effective Leverage Ratio Mandatory Redemption—Effective Leverage Ratio Mandatory Redemption” in the Supplement for additional information relating to the Effective Leverage Ratio Mandatory Redemption.

Failed Transition Period Mandatory Redemption	The Fund will be required to redeem all outstanding New MFP Shares on the Failed Transition Redemption Date (as defined below) if the Failed Transition Period, if any, is then continuing, at a price per share equal to $100,000 per New MFP Share plus an amount equal to all unpaid dividends and other distributions on such share accumulated from and including the Date of Original Issue of such share to (but excluding) the Failed Transition Redemption Date (whether or not earned or declared by the Fund, but without interest thereon), as provided in and subject to the provisions of the Supplement.

“Failed Transition Event” means that either (i) the Transition Notice (as defined in the Supplement) required by Section 3.3(e) of the Supplement states that the Transition Remarketing Agent (as defined in the Supplement) was unable to successfully remarket all of the New MFP Shares to be purchased on the New Mode Commencement Date, (ii) the remarketing proceeds for any tendered New MFP Shares are not received for any reason (x) by the Tender and Paying Agent by 4:30 p.m., New York City time, or (y) if payment is made directly to the Beneficial Owners, by the Beneficial Owners by 3:00 p.m., New York City time, subject to the proviso in Section 3.3(e) of the Supplement, in each case, on the New Mode Commencement Date or (iii) the Fund has otherwise been unsuccessful in extending the Initial Mode or establishing a new Mode (in each of which cases the related New MFP Shares will be treated as not having been successfully remarketed).

“Failed Transition Period” means, upon the occurrence of a Failed Transition Event, the period commencing on the date of such Failed Transition Event and ending on the earlier to occur of (i) the Failed Transition Redemption Date and (ii) the redemption, repurchase or successful Transition Remarketing of 100% of the outstanding New MFP Shares in accordance with the terms of the Supplement.

“Failed Transition Redemption Date” means the date specified in the Supplement, which will be approximately six months following the Mode Termination Date, but only if a Failed Transition Period has occurred and is continuing as of such date.

See “Redemption—Failed Transition Redemption” in the Supplement for additional information relating to redemption following a Failed Transition Period.

Term Redemption Date	The Fund is required to redeem all outstanding New MFP Shares on September 1, 2047, unless earlier redeemed or repurchased by the Fund, at a redemption price equal to the sum of the $100,000 per New MFP Share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the redemption date, as set forth in the Statement.

Information Requirements	The initial holder of the New MFP Shares (the “Purchaser”) will be entitled under the Purchase Agreement to receive various information. In particular, the Purchaser will be entitled to receive, within two Business Days after the fifteenth and last days of each month (i) reports of portfolio holdings of the Fund and (ii) a report on the Fund’s Asset Coverage, Effective Leverage Ratio and the floating rate securities of tender option bond trusts for which the Fund owns the inverse floating rate certificates. A permitted transferee of New MFP Shares will have the right to receive such information upon satisfying certain conditions.

Voting and Consent Rights

The holders of New MFP Shares are entitled to certain voting rights. See “Voting Rights” in the Statement for a description of the voting rights granted to the holders of New MFP Shares. In addition, the consent of the holders of at least a majority of the outstanding New MFP Shares will be required under the Purchase Agreement for certain actions affecting their investment in the Fund, including, but not limited to, (i) any amendment, alteration or repeal of any provision of the

Declaration or the Statement applicable to the Variable Rate Mode or the Supplement, that would affect any preference, right or power of the New MFP Shares differently from, and adversely relative to, the rights of the holders of the Fund’s Common Shares, (ii) any termination of any Rating Agency for the New MFP Shares or any selection of a replacement or additional Rating Agency for the New MFP Shares, (iii) the issuance of any indebtedness or additional Preferred Shares of the Fund (subject to certain exceptions including, but not limited to, certain permitted refinancing of Preferred Shares), and (iv) the creation or incurrence of certain liens on the Fund’s assets. The Purchaser also will have certain consent rights under the Purchase Agreement, to the extent that it is the Holder or Beneficial Owner of 100% of the Outstanding New MFP Shares, that are applicable only to it, including that, without the prior written consent of the Purchaser, the Fund will not agree to, consent to or permit any amendment supplement, interpretation, modification or repeal of the Statement applicable to the Variable Rate Mode or the Supplement or any provision therein, nor waive any provision thereof. Certain (but not all) of these consent rights will be assignable by the Purchaser to subsequent holders of New MFP Shares that are permitted transferees of such New MFP Shares as set forth in the Supplement and the Purchase Agreement. See the Purchase Agreement for a complete description of all terms applicable to these rights and the limitations thereof.

Tax Exemption	The dividend rate for New MFP Shares assumes that each month’s distribution is comprised solely of dividends exempt from regular federal income tax, although a portion of those dividends may be subject to the federal alternative minimum tax. From time to time, the Fund may be required to allocate capital gains and/or ordinary income to a given month’s distribution on New MFP Shares. To the extent that it does so, the Fund will provide notice thereof and make Additional Amount Payments at the times and in accordance with, and to the extent required in, the provisions relating thereto in the Supplement. Investors should consult with their own tax advisors before making an investment in the New MFP Shares. See “Material U.S. Federal Income Tax Considerations.”

Priority of Payment

New MFP Shares will be senior securities that represent shares of beneficial interest of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. New MFP

Shares will have equal priority as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other Preferred Shares. The Fund may issue additional Preferred Shares on parity with New MFP Shares, subject to certain limitations as set forth in the Supplement and certain consent rights of the holders of more than 50% of the outstanding New MFP Shares as set forth in the Purchase Agreement. The Fund may not issue additional classes of shares that are senior to New MFP Shares or that are senior to other outstanding Preferred Shares of the Fund as to payments of dividends or as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. As a fundamental policy, the Fund may not borrow money, except from banks for temporary or emergency purposes, or for repurchase of its shares, subject to certain restrictions. See “How The Fund Manages Portfolio Risk” below and “Issuance of Additional Preferred Shares” in the Supplement.

Transfer Restrictions	The New MFP Shares will be subject to substantial restrictions on transfer. See “Transfers” in the Supplement and the description of such transfer restrictions in this Memorandum for additional information on these transfer restrictions.

Ratings	There can be no assurance that the Fund will maintain any particular ratings of the New MFP Shares. See “Risk Factors—Ratings Risk.”

An explanation of the significance of ratings may be obtained from the Rating Agencies. Generally, Rating Agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The ratings of the New MFP Shares should be evaluated independently from similar ratings of other securities. A rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning Rating Agency.

Trading Market	There is currently no established trading market for the New MFP Shares, nor is it expected that any trading market will develop. The Fund does not intend to apply for a listing of the New MFP Shares on a securities exchange or an automated dealer quotation system. The New MFP Shares are not registered under the Securities Act. Accordingly, the New MFP Shares are subject to restrictions on transferability and resale. See “Notice to Investors” and “Transfer Restrictions” above.

Investment Objectives and Policies	The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser, Nuveen Fund Advisors, LLC (the “Investment Adviser”), believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income tax.

As a non-fundamental investment policy subject to change by the Fund’s trustees upon 60 days’ notice to shareholders, under normal circumstances, the Fund may invest up to 35% of its Managed Assets (as defined below) in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser, Nuveen Asset Management, LLC (“NAM” or the “Sub-Adviser”).

The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

There can be no assurance that the Fund will achieve its investment objectives. See “Risk Factors” and “The Fund’s Investments—Investment Objectives and Policies.”

Investment Adviser and Sub-adviser	Nuveen Fund Advisors, LLC is the Fund’s investment adviser, responsible for determining the Fund’s overall investment strategy and its implementation. The Investment Adviser, a registered investment adviser, is an indirect subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”).

NAM serves as the Fund’s sub-adviser and is a wholly-owned subsidiary of the Investment Adviser. NAM is a registered investment adviser. NAM will oversee the day-to-day operations of the Fund.

The Fund pays the Investment Adviser an annual management fee, payable monthly, in a maximum amount equal to 0.65% of the Fund’s average daily net assets including managed assets. This maximum fee is equal to the sum of a “fund-level fee” and a “complex-level fee.” The fund-level fee is a maximum of 0.45% of the Fund’s average total daily net assets (including assets attributable to Preferred Shares), with lower fee levels for assets that exceed $125 million. The complex-level fee is a maximum of 0.20% of the Fund’s average daily managed assets based on the total daily managed assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S., with lower fee levels for complex-level assets that exceed $55 billion.

Pursuant to an investment sub-advisory agreement between the Investment Adviser and NAM, NAM will receive from the Investment Adviser a management fee equal to 38.4615% of the Investment Adviser’s net management fee from the Fund.

See “Management of the Fund.”

Governing Law	The Declaration, the Statement and the Supplement are governed by the laws of the Commonwealth of Massachusetts.

The Purchase Agreement and the Tender and Paying Agent Agreement are governed by the laws of the State of New York.

Risk Factors	Risk is inherent in all investing. Therefore, before investing in the New MFP Shares, potential investors should consider the risks of investing in New MFP Shares carefully. See “Risk Factors,” “The Fund’s Investments—Investment Objectives and Policies” and “—Derivatives and Hedging Strategies” and “How the Fund Manages Portfolio Risk.”

RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that New MFP shareholders may receive little or no return on their investment or even that New MFP shareholders may lose part or all of their investment. Therefore, before investing, prospective investors should consider carefully the following risks that will be assumed when investing in New MFP Shares. See also “The Fund’s Investments—Investment Objectives and Policies” and “—Derivatives and Hedging Strategies” and “How the Fund Manages Portfolio Risk.”

Risks of Investing in New MFP Shares

Dividend Rate Risk—New MFP Shares. The New MFP Shares are expected to be variable dividend rate securities. Such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.

Risks Related to SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is affected by factors that may affect other interest or dividend rates and rate indexes differently, including the following:

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Marginal Tax Rates. As the SIFMA Municipal Swap Index represents the rate payable on tax-exempt variable rate demand obligations, decreases in the marginal tax rate may increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the reduced after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index. Conversely, increases in the marginal tax rate may decrease the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the greater after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index.

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Tax-Exempt Status of Municipal Securities. Changes in the tax-exempt status of municipal securities may also affect the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes. If the tax-exempt status of municipal securities were to be removed, reduced or otherwise adversely affected, the SIFMA Municipal Swap Index would likely increase, converging toward non-tax-exempt interest and dividend rates.

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Tax Treatment of Comparable Securities. Changes in tax laws that grant non-municipal securities more favorable tax treatment to investors may adversely impact market demand for, and the pricing of, municipal securities generally and the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index specifically.

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Creditworthiness of Municipal Securities. Any actual or anticipated decline in the actual or perceived creditworthiness of issuers of municipal securities could significantly increase the level of the SIFMA Municipal Swap Index. Issues of creditworthiness that disproportionately affect issuers of municipal securities in relation to issuers of other variable interest and dividend rate securities would increase the level of the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes.

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Supply and Demand for Municipal Securities; Remarketing Practices. In addition to the creditworthiness of municipal securities, other factors can affect the level of the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, such as supply and demand imbalances, any changes in the remarketing practices for tax-exempt variable rate demand obligations, and other technical trading factors. Aside from changes in the tax law, such supply and demand movements could derive from fragmentation in the market for municipal securities, uncertainty with respect to the rights of the holders of municipal securities, and illiquidity generally in the market.

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Yield Compression. As market interest and dividend rates in general decrease, municipal securities may become subject to decreasing demand (as the positive tax effects of holding tax-exempt municipal securities decline on a relative basis) and increasing supply (as municipal issuers seek to exploit low interest rates by issuing more securities). This demand and supply imbalance could increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes.

The SIFMA Municipal Swap Index was created by the Securities Industry and Financial Markets Association (“SIFMA”) and is produced by Bloomberg. SIFMA and/or Bloomberg may make methodological or other changes that could change the index level of the SIFMA Municipal Swap Index, including changes related to the method by which the index level is calculated, the criteria for eligibility for inclusion in the SIFMA Municipal Swap Index, and/or the timing on which the SIFMA Municipal Swap Index is published. In addition, SIFMA and/or Bloomberg may alter, discontinue or suspend calculation or dissemination of the SIFMA Municipal Swap Index. SIFMA and Bloomberg have no obligation to consider the interests of the holders of the VRM-MFP Shares in calculating, revising or discontinuing the SIFMA Municipal Swap Index. In the event that the SIFMA Municipal Swap Index is no longer published, the Dividend Rate will be based on the S&P Municipal Bond 7 Day High Grade Rate Index. If the S&P Municipal Bond 7 Day High Grade Rate Index is no longer published, the Fund may in good faith select another reasonably comparable index as a replacement subject to approval of a majority of holders of the New MFP Shares. No assurance can be given that the S&P Municipal Bond 7 Day High Grade Rate Index or such other comparable index selected by the Board will be an accurate assessment of average tax-exempt variable rate demand obligation interest and dividend rates that the SIFMA Municipal Swap Index is currently proposed to measure.

Any of such developments with respect to the SIFMA Municipal Swap Index, if used to calculate the Index Rate, may adversely affect the dividend rate on the New MFP Shares and the value of the New MFP Shares.

Reform of LIBOR May Adversely Affect the New MFP Shares. The London Interbank Offered Rate (“LIBOR”) is the subject of recent national, international, and other regulatory guidance and proposals for reform. Some of these reforms are already effective, while others are still to be implemented. These reforms may cause LIBOR to perform differently than in the past, or to disappear entirely, or to have other consequences which cannot be predicted. Any such consequence could have a material adverse effect on the dividend rate on the New MFP Shares or could result in a disruption in the rate-setting process.

Regulators and law enforcement agencies from a number of governments have been conducting investigations relating to the calculation of LIBOR across a range of maturities and currencies, and certain financial institutions that are member banks surveyed by the British Bankers’ Association (the

“BBA”) in setting daily LIBOR have entered into agreements with the U.S. Department of Justice, the U.S. Commodity Futures Trading Commission and/or the Financial Services Authority in order to resolve the investigations. Since April 2013, the U.K. Financial Conduct Authority (“FCA”) has regulated LIBOR.

Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined or the establishment of alternative reference rates. For example, on July 27, 2017, the FCA announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021. Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. At this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or any other reforms to LIBOR that may be implemented in the United Kingdom, United States or elsewhere. Although the New MFP Shares provide for alternative methods of calculating the dividend rate if LIBOR is not reported, any of the alternative methods may result in dividend rates that are higher than, lower than or that do not otherwise correlate over time with the dividend rates that would have applied if LIBOR was available in its current form.

Further, uncertainty as to the extent and manner in which the FCA regulates LIBOR and as to future changes with respect to LIBOR, if used to calculate the Index Rate, may adversely affect the dividend rate on the New MFP Shares and the value of the New MFP Shares.

Interest Rate and Income Shortfall Risk. New MFP Shares generally pay dividends based on short-term interest rates, and the proceeds from the issuance of the Fund’s Preferred Shares are used to buy municipal bonds, which pay interest based on long-term yields. Long-term municipal bond yields are typically, although not always, higher than short-term interest rates. Long-term, intermediate-term and short-term interest rates may fluctuate. If short-term interest rates rise, New MFP Share rates may rise so that the amount of dividends paid to the New MFP shareholders exceeds the income from the portfolio securities purchased with the proceeds from the sale of New MFP Shares. Because income from the Fund’s entire investment portfolio (not just the portion of the portfolio attributable to the proceeds from the issuance of Preferred Shares) is available to pay dividends on the Fund’s outstanding Preferred Shares, however, dividend rates on the Preferred Shares would need to greatly exceed the Fund’s net portfolio income before the Fund’s ability to pay dividends on the Preferred Shares, including the New MFP Shares, would be jeopardized. If long-term rates rise, the value of the Fund’s investment portfolio will decline, reducing the amount of assets serving as the Asset Coverage for the New MFP Shares.

Additionally, in certain market environments, short-term market interest rates may be higher than the Maximum Rate allowable for the dividend reset for New MFP Shares. In such extreme circumstances, this scenario may adversely affect the valuation of New MFP Shares and the liquidity of New MFP Shares.

No Public Trading Market and Restrictions on Transfer. The New MFP Shares will be a new issue of securities and there is currently no established trading market for the New MFP Shares. The Fund does not intend to apply for a listing of the New MFP Shares on a securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any market for the New MFP Shares. The Fund has not registered, and does not intend to register, the New MFP Shares under the Securities Act. Accordingly, the New MFP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) (“QIBs”) in accordance with Rule 144A under the Securities Act or any successor provision. Furthermore, pursuant to the terms and conditions of the Purchase Agreement and the New MFP Shares, unless otherwise permitted by the Fund, the New MFP Shares may only be purchased by and sold to Persons that are both: (A)(i) Persons that it reasonably believes are QIBs that are Closed-End Funds, Banks, insurance companies or registered open-end management investment companies, (ii) tender option bond trusts or similar vehicles in which all investors are Persons that the seller reasonably believes are QIBs that are Closed-End Funds, Banks, insurance companies or registered open-end management investment companies or (iii) other investors with the prior written consent of the Fund and (B) Persons that are either (i) not a Nuveen Person, or (ii) a Nuveen Person, provided that (x) such Nuveen Person would, after such sale and transfer, own not more than 20% of the Outstanding New MFP Shares, or (y) the prior written consent of the Fund and the holder(s) of more than 50% of the Outstanding New MFP Shares has been obtained. See the terms and conditions in the Supplement under the heading “Transfers.” Such restrictions on transfer of the New MFP Shares may further limit their liquidity. If at any time the Fund is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to preserve the exemption for resales and transfers under Rule 144A, the Fund will furnish, or cause to be furnished, to New MFP shareholders and prospective purchasers of New MFP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A. See “Available Information.”

Subordination Risk. While New MFP shareholders will have equal liquidation and distribution rights to any other Preferred Shares issued or that might be issued by the Fund, they will be subordinated to the rights of holders of indebtedness and the claims of other creditors of the Fund. Therefore, dividends, distributions and other payments to New MFP shareholders in liquidation or otherwise will be subject to prior payments due, if any, to the holders of indebtedness or other creditors of the Fund. Creditors of the Fund may include lenders and counterparties in connection with any borrowings, reverse repurchase agreements, delayed delivery purchases and/or forward delivery contracts or derivatives, including interest rate swaps or caps, entered into by the Fund.

Ratings Risk. There can be no assurance that any particular rating will be maintained at the level initially assigned to the New MFP Shares. Ratings do not eliminate or mitigate the risks of investing in New MFP Shares. A rating issued by a Rating Agency (including Fitch) is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, New MFP Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to react in a timely manner to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency downgrade of the New MFP Shares that results in an increase in the Dividend Rate may make New MFP Shares less liquid in the secondary market.

The ratings on the New MFP Shares is not a recommendation to purchase, hold, or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. A Rating Agency could downgrade New MFP Shares.

Risk of Mandatory and Optional Redemptions or Mode Change. The Fund may be forced to redeem New MFP Shares to meet regulatory or Rating Agency requirements, or requirements under the Purchase Agreement, or may voluntarily redeem New MFP Shares at any time, or may elect to make a Mode Change, including in circumstances that are unfavorable to New MFP shareholders, at times when attractive alternative investment opportunities for reinvestment of the redemption proceeds are not available. In addition, the Initial Mode for the Target Fund MFP Shares is subject to extension or transition on October 2, 2019, and the terms and conditions of the Target Fund MFP Shares, and consequently the New MFP Shares, as of the consummation of the Reorganization may differ from the terms and conditions of the Target Fund MFP Shares as in effect at the date hereof. See “Redemption” and “Designation of New Mode or Mode Extension” in the Supplement.

Tax Risks. The Fund is relying on an opinion of counsel that the New MFP Shares will qualify as stock in the Fund for U.S. federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to the New MFP Shares, investors should be aware that the Internal Revenue Service and other governmental taxing authorities could assert a contrary position. See “Material U.S. Federal Income Tax Considerations.”

Multiple Series Risk. As of the date hereof, the Fund has one series of MFP Shares, three series of VRDP Shares and two series of AMTP Shares outstanding. All Preferred Shares of the Fund have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, but, to the extent that the terms of the various series or types of Preferred Shares differ, there is a risk that market or other events may impact one series of Preferred Shares differently from other series. If market or other events cause the Fund to breach covenants applicable to one series or type of Preferred Shares but not others, the Fund may nevertheless be granted discretion to redeem shares of any series of Preferred Shares, including the affected series, in order to restore compliance, subject to the redemption terms of each series. In addition, the voting power of certain series of Preferred Shares may be more concentrated than others. The Fund, without the consent of New MFP shareholders, may from time to time issue additional Preferred Shares of a new or existing series in connection with new financings, refinancing or reorganizations. The issuance by the Fund of additional Preferred Shares may require the consent of liquidity providers or other Fund counterparties.

Dividend Risk. The Fund may be unable to pay dividends on New MFP Shares in extraordinary circumstances.

Liquidity Risk. Holders of New MFP Shares may be unable to dispose of their New MFP Shares and therefore may have to hold them for a longer period than initially contemplated under the Fund’s governing documents, or even indefinitely.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in New MFP Shares or the income from that investment will be worth less in the future. As inflation occurs, the real value of the New MFP Shares and dividends on New MFP Shares may decline.

General Risks of Investing in the Fund

Credit Risk and Below-Investment Grade Risk. Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Investment Adviser and/or the Sub-Adviser will consider what action, including the sale of the security, is in the best interests of the Fund. Municipal securities of below-investment-grade quality, commonly referred to as junk bonds, are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment-grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below-investment-grade quality tend to be volatile, and these securities are less liquid than investment-grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting predominately or solely of investment-grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

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the possibility that a negative perception of the below-investment-grade market develops, resulting in the price and liquidity of below-investment-grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below-investment-grade issuer to make principal payments and interest payments compared to an investment-grade issuer. The principal amount of below-investment-grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below-investment-grade securities for financing. An economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In the event of an economic downturn, with decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below-investment-grade municipal issuers would likely increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below-investment-grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment-grade municipal securities than the market for investment-grade municipal securities. The prices quoted by different dealers for below-investment-grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below investment-grade municipal securities than for higher-quality instruments. Under adverse market or economic conditions, the secondary market for below-investment-grade securities could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Issuers of such below-investment-grade securities are typically highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below-investment-grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below-investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below-investment-grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below-investment-grade securities may adversely affect the Fund’s net asset value. In addition, investments in below-investment-grade zero coupon bonds rather than income-bearing below-investment-grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may invest in distressed securities, which are securities issued by obligors that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these obligors can cause their securities to be particularly risky, although they also may offer the potential for high returns. These obligors’ securities may be considered speculative, and the ability of the obligors to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the issuers. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for the Fund, including when the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Tender Option Bond Regulatory Risk. The federal banking regulators, the SEC and the Commodity Futures Trading Commission (“CFTC”) in recent years have adopted rules and regulations that have impacted or may impact tender option bond trusts (referred to herein as “TOB trusts”) and securities issued by such trusts, including most notably the so-called “Volcker Rule,” added to the

Bank Holding Company Act of 1956 with the adoption of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Volcker Rule places certain restrictions on the ability of any “banking entity” to sponsor, acquire interests in and engage in certain activities with a TOB trust. As a result, certain activities to support the remarketing of floating rate certificates undertaken by banking entities, in their role as remarketing agents or liquidity providers to TOB trusts, before the compliance date for the Volcker Rule are no longer permitted under the TOB trust structure. To be compliant with the Volcker Rule, the TOB trust structure has been modified since the Volcker Rule’s adoption to (1) shift certain rights and responsibilities from the remarketing agent and liquidity provider to the owners of the inverse floating rate securities such as the Fund itself, and (2) change the way in which liquidity is provided to support remarketing of the floating rate securities. Holders of inverse floating rate securities, including the Fund, may delegate many of these responsibilities to a third-party administrator, which would generate additional costs relative to the traditional TOB trust structure. The total impact of these modifications remains to be fully seen, but the operational and structural changes associated with these modifications may make early unwinds of TOB trusts in adverse market scenarios more likely, may make the use of TOB trusts more expensive and, overall, may make it more difficult to use TOB trusts to effectively leverage municipal investments to the extent that the Fund may desire. In addition, these modifications have raised or may raise other regulatory issues that may require further refinement to the structure, may impede the future use of TOB trusts as a means of financing leverage, or may increase future costs of TOB-based leverage.

Municipal Securities Market Risk. Investing in the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the 2008–2009 market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on the Investment Adviser’s and/or NAM’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow the Fund to continue to qualify as a regulated investment company for federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

U.S. federal income tax law changes that took effect in 2018 may affect the demand for and supply of municipal bonds, which may affect yields and other factors.

Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (the “MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. Under the terms of the MSA, the actual amount of future settlement payments by tobacco manufacturers is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent changes to federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

Interest Rate Risk. Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower-than-expected principal payments may extend the average life of securities, potentially locking-in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment-grade-quality securities in response to changes in market interest rates.

Income Risk. The Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If interest rates drop, the Fund’s income available over time to make dividend payments with respect to the New MFP Shares could drop as well if the Fund purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and the Fund holds residual interest municipal bonds.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that will result in a decrease in the portfolio’s current earnings rate.

Call or Prepayment Risk. If interest rates fall, it is possible that issuers of callable bonds with higher interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security.

Economic Sector Risk. The Fund may invest a significant portion of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Fund focuses its assets in the hospital and health care facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of assets or income from investment will be worth less in the future. As inflation increases, the real value of common shares and distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to common shareholders.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Inverse Floating Rate Securities Risk. Typically, inverse floating rate securities represent beneficial interests in TOB trusts that hold municipal bonds. In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal in respect of the underlying municipal bonds.

In the case of certain TOB trusts, neither the holders of the associated floating rate securities nor the TOB trust itself have recourse to the holder of the inverse floating rate securities for losses on the underlying municipal bonds. In that case, the risk of loss to the Fund generally is limited to its investment in such securities. However, in certain circumstances and in the Sub-Adviser’s discretion, the Fund may enter into a recourse arrangement with the liquidity provider to a TOB trust in the form of a separate shortfall and forbearance agreement by which the Fund will agree to reimburse the liquidity provider for any amounts paid by it under the liquidity facility. The Fund may enter into such recourse agreements: (1) when the liquidity provider to the TOB trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event that the underlying municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. Such an agreement would require the Fund to reimburse the liquidity provider, among other amounts, upon termination of the TOB trust for the shortfall of the liquidation value of the bonds held in the trust relative to the amount of principal and unpaid interest due to the holders of floating rate securities. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying municipal bonds, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of otherwise comparable municipal bonds held on an unleveraged basis outside a TOB trust.

The Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity provider has recourse to the Fund (a “recourse TOB trust”) to the extent that the value of the bonds deposited in the TOB trust may fall in value below the principal amount of the short-term floating rate securities issued by that trust. The inverse floating rate securities issued by such recourse TOB trusts may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal bonds. An inverse floating rate security generally is considered highly leveraged if the ratio of (1) the principal amount of the short-term floating rate securities issued by the TOB trust to (2) the principal amount of that TOB trust’s inverse floating rate securities equals or exceeds 3:1. In the event of a significant decline in the value of an underlying municipal bond held in a recourse TOB trust, the Fund may suffer losses in excess of the amount of its investment in the inverse floating securities (typically up to an amount equal to the outstanding face amount of such municipal bonds) as a result of liquidating the trust.

The Fund’s investment in inverse floating rate securities will create effective leverage, used in pursuit of increased common share net income and returns. But such effective leverage could reduce common share income (such as if the interest rate paid on the short-term floating rate securities were to exceed the interest rate being received on the municipal bonds underlying the TOB trust, net of trust expenses, for a meaningful period of time), and could also diminish common share long-term returns (such as if the value of the municipal bonds underlying the TOB trust were to decline in value by more than any positive differential between the income being earned on those underlying bonds, net of trust expenses, relative to the interest being paid to the holders of the short-term floating rate securities issued by that trust).

The amount of fees paid to the Investment Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when the Fund uses leverage because the advisory fees are calculated based on the Fund’s Managed Assets. This may create an incentive for the Investment Adviser and/or the Sub-Adviser to leverage the Fund.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying municipal bonds deposited in the TOB trust.

The leverage attributable to inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater for a fund (like the Fund) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices or to liquidate other portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

The amount of fees paid to the Investment Adviser and NAM for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets. This may create an incentive for the Investment Adviser and NAM to leverage the Fund by investing in inverse floating rate securities. Therefore, the Investment Adviser and NAM may have a conflict of interest in determining whether to increase the Fund’s leverage, including through investment in inverse floating rate securities.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price and date, thereby establishing an effective interest rate. The Fund’s use of reverse repurchase agreements, in economic essence, constitute a secured borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional securities. However, the effective borrowing rate paid by the Fund to the reverse repurchase agreement counterparty will be treated as taxable income, unlike the effective borrowing rate paid by the Fund on Preferred Shares or on inverse floating rate securities, which is generally tax-exempt to the recipient, meaning that the effective borrowing rate paid by the Fund on a reverse repurchase agreement would, all other things being equal, tend to be higher than those other forms of leverage. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date if such roll is requested by the Fund or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser (lender) fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. During and following the 2007–2009 financial crisis, certain significant providers of insurance for municipal securities incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that experienced defaults or otherwise suffered extreme credit deterioration. Such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance should they be called upon to do so. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Tax Risk. To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gains) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular federal income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by the Fund is normally not subject to regular federal income tax, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-advantaged accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer (or on the basis of other authority believed by the Investment Adviser and/or the Sub-Adviser to be reliable) that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and neither the Investment Adviser nor the Sub-Adviser will independently verify that opinion. However, subsequent to the Fund’s acquisition of such a municipal security, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. In certain circumstances, the Fund will make payments to holders of preferred shares to offset the tax effects of a taxable distribution.

Under highly unusual circumstances, the Internal Revenue Service may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or to reclassify as taxable amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and will not be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

Derivatives Risk, Including the Risk of Swaps. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If the Fund enters into certain derivatives transactions, it could lose more than the principal amount invested. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the Investment Adviser and/or the Sub-Adviser correctly forecast market values, interest rates and other applicable factors. If the Investment Adviser and/or the Sub-Adviser incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected.

The Fund may enter into debt-related derivative instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Investment Adviser and/or the Sub-Adviser of not only the referenced asset, rate or index, but also of the swap itself. The derivatives markets are subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives markets could adversely affect the Fund’s ability to successfully use derivative instruments.

Furthermore, derivative investments may be illiquid. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivatives transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close futures or derivatives positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

Derivatives Regulatory Risk. Future regulatory developments could impact the Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Fund engages in derivatives transactions (for example, the Volcker Rule) could also prevent the Fund from using certain instruments.

The Dodd-Frank Act sets forth a regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. The Dodd-Frank Act grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants and requires clearing and exchange trading of many current OTC derivatives transactions. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect the Fund’s ability to pursue its investment strategies. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of the investments held by the Fund, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions.

Further, in February 2012, the CFTC issued a final rule rescinding and amending certain exemptions from registration requirements under the U.S. Commodity Exchange Act of 1936 (the “CEA”) previously available to investment advisers registered with the SEC under the 1940 Act, including the exemption available under CFTC Rule 4.5. In the event that the Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceed a certain threshold, the Adviser and/or the Sub-Adviser may be required to register as a “commodity pool operator” and/or a “commodity trading advisor” with the CFTC. In the event the Investment Adviser and/or the Sub-Adviser is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

Clearing Broker and Central Clearing Counterparty Risk. The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing broker because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures and derivative contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

LIBOR Transition Risk. Certain instruments in which the Fund may invest rely in some fashion upon the LIBOR. As described above under “—Reform of LIBOR May Adversely Affect the New MFP Shares,” the FICA, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Investment Adviser’s and/or the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Investment Adviser’s and/or the Sub-Adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Other Investment Companies Risk. An investment in the securities of another investment company will expose the Fund to the risks of investing in the securities held in such other investment company’s portfolio. In addition, Fund shareholders will bear their proportionate share of the fees and expenses of such other investment company in addition to the fees and expenses of the Fund. The securities of other investment companies may also be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books from time to time.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Below-investment-grade securities tend to be more volatile than higher rated securities, meaning that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment-grade securities than on higher rated securities.

Cybersecurity Risk. Technology, such as the internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause a Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Certain Affiliations of the Fund. Certain broker-dealers may be considered to be affiliated persons of the Fund, the Investment Adviser, Nuveen and/or TIAA. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions. The Fund’s Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

THE FUND

Nuveen Quality Municipal Income Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on January 15, 1999 pursuant to a Declaration of Trust (the “Declaration”) governed by the laws of the Commonwealth of Massachusetts. The Fund’s Common Shares are traded on the New York Stock Exchange under the symbol “NAD.” The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (312) 917-7700.

The following provides information about the Fund’s outstanding shares as of April 30, 2019:

Title of Class	Amount Authorized	Amount Held By the Fund Or For Its Account	Amount Outstanding
Common	unlimited	0	201,864,367
Preferred Shares:	unlimited
AMTP:
Series 2028		0	3,370
Series 2028-1		0	2,085
VRDP:
Series 1		0	2,368
Series 2		0	2,675
Series 3		0	1,277
MFP:
Series A		0	6,070

The Fund, without the consent of New MFP shareholders, may from time to time issue additional Preferred Shares of a new or existing series in connection with new financings, refinancings or reorganizations. The issuance by the Fund of additional Preferred Shares may require the consent of liquidity providers or other Fund counterparties. Additional information about the Fund may be obtained from www.sec.gov or by visiting www.nuveen.com, as set forth in the section “Available Information.” Information on those websites is not part of this Memorandum, except to the extent specifically incorporated by reference.

DESCRIPTION OF NEW MFP SHARES

For a complete description of the preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption of the New MFP Shares during the Initial Mode, please see the forms of the Statement attached hereto as Appendix A-1 and the Supplement attached hereto as Appendix A-2, and incorporated herein by reference.

BOOK-ENTRY PROCEDURES AND SETTLEMENT

None of the Fund, the Investment Adviser or the Tender and Paying Agent takes any responsibility for the accuracy of the information in this section concerning DTC and DTC’s book-entry system, makes any representation as to the completeness of such information or makes any representation as to the absence of material changes in such information subsequent to the date hereof.

The New MFP Shares will be book-entry (global) securities. Upon issuance, all book-entry securities will be represented by one or more fully-registered global securities. Each global security will be deposited with, or on behalf of, DTC, a securities depository, and will be registered in the name of DTC or a nominee of DTC. DTC will thus be the only registered holder of New MFP Shares.

Purchasers of New MFP Shares may only hold interests in the global securities directly through DTC if they are participants in the DTC system. Purchasers may also hold interests through a securities intermediary—banks, brokerage houses and other institutions that maintain securities accounts for customers—that has an account with DTC or its nominee. DTC will maintain accounts showing the security holdings of its Agent Members, and these Agent Members will in turn maintain accounts showing the security holdings of their customers. Some of these customers may themselves be securities intermediaries holding securities for their customers. Thus, each Beneficial Owner of a book-entry security will hold that security indirectly through various intermediaries.

The interest of each Beneficial Owner in a book-entry security will be evidenced solely by entries on the books of the Beneficial Owner’s securities intermediary or Agent Member. The actual purchaser of the securities will generally not be entitled to have the securities represented by the global securities registered in its name and will not be considered the owner under the terms of the securities and their governing documents. That means that the Fund and the Tender and Paying Agent or any other agent of the Fund will be entitled to treat the registered holder, DTC or its nominee, as the holder of the securities for all purposes. In most cases, the Beneficial Owner will also not be able to obtain a paper certificate evidencing its ownership of New MFP Shares. The laws of some jurisdictions require some purchasers of securities to take physical delivery of their securities in definitive form. These laws may impair the ability to own, transfer or pledge beneficial interests in book-entry securities.

A Beneficial Owner of book-entry securities represented by a global security may exchange the securities for definitive (paper) securities only if:

a)	DTC is unwilling or unable to continue as depositary for such global security and the Fund does not appoint a qualified replacement for DTC within 90 days; or

b)	the Fund in its sole discretion decides to allow some or all book-entry securities to be exchangeable for definitive securities in registered form.

Unless indicated otherwise, any global security that is so exchangeable will be exchangeable in whole for definitive securities in registered form, with the same terms and of an equal aggregate amount. Definitive securities will be registered in the name or names of the person or persons specified by DTC in a written instruction to the registrar of the New MFP Shares. DTC may base its written instruction upon directions that it receives from Agent Members.

In this Memorandum, in the case of book-entry securities, references to actions taken by Beneficial Owners will mean actions taken by DTC upon instructions from its Agent Members, and references to payments and notices relating to redemptions or the tendering of New MFP Shares will mean payments and notices related to the redemption or tender of New MFP Shares to DTC as the registered holder of the securities for distribution to Agent Members in accordance with DTC’s procedures. If fewer than all the New MFP Shares are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Agent Member in the New MFP Shares to be redeemed.

Each sale of a book-entry security will settle in immediately available funds through DTC unless otherwise stated. Neither the Fund nor the Tender and Paying Agent, or any agent of either, will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in any book-entry securities or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Neither DTC nor DTC’s nominee will consent or vote with respect to the New MFP Shares unless authorized by a participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an omnibus proxy (the “Omnibus Proxy”) to the Fund as soon as possible after the record date. The Omnibus Proxy assigns DTC’s nominee consenting or voting rights to the Agent Members to whose accounts the New MFP Shares are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Dividend payments on the New MFP Shares and payments upon redemption of New MFP Shares will be made to DTC’s nominee or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Fund or the Tender and Paying Agent on the payment date in accordance with their respective holdings shown on DTC records. Payments by Agent Members to Beneficial Owners will be governed by standing instructions and customary practices. Payment of dividends or redemption proceeds to DTC’s nominee is the responsibility of the Fund or the Tender and Paying Agent, disbursement of such payments to participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Agent Members or securities intermediaries who hold through an Agent Member.

THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM HAS BEEN OBTAINED FROM SOURCES THAT THE FUND BELIEVES TO BE RELIABLE. THE FUND, THE INVESTMENT ADVISER AND THE TENDER AND PAYING AGENT TAKE NO RESPONSIBILITY FOR THE ACCURACY OF THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM. NO REPRESENTATION IS MADE BY THE FUND, THE INVESTMENT ADVISER OR THE TENDER AND PAYING AGENT AS TO THE COMPLETENESS OR ACCURACY OF SUCH INFORMATION OR AS TO THE ABSENCE OF MATERIAL ADVERSE CHANGES IN SUCH INFORMATION SUBSEQUENT TO THE DATE HEREOF. NO ATTEMPT HAS BEEN MADE BY THE FUND, THE INVESTMENT ADVISER OR THE TENDER AND PAYING AGENT TO DETERMINE WHETHER DTC IS OR WILL BE FINANCIALLY OR OTHERWISE CAPABLE OF FULFILLING ITS OBLIGATIONS. THE FUND WILL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC AGENT MEMBER, SECURITIES INTERMEDIARIES, OR THE PERSONS FOR WHOM THEY ACT AS NOMINEES WITH RESPECT TO DIVIDEND PAYMENTS TO OR THE PROVIDING OF NOTICE FOR THE DTC AGENT MEMBERS, THE SECURITIES INTERMEDIARIES OR THE BENEFICIAL OWNERS.

IT IS THE DUTY OF EACH BENEFICIAL OWNER TO ARRANGE WITH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARIES TO RECEIVE FROM SUCH DTC AGENT MEMBER OR SECURITIES INTERMEDIARY DIVIDEND PAYMENTS AND ALL OTHER COMMUNICATIONS WHICH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARY RECEIVES FROM DTC.

DESCRIPTION OF PURCHASE AGREEMENT

The Fund will enter into a Purchase Agreement with the Purchaser(s) of the New MFP Shares, with terms substantially similar to those included in the purchase agreement in effect for the Target Fund MFP Shares immediately prior to consummation of the Reorganization, except as modified to reflect changes in the issuer from the Target Fund to the Fund. Among other things, the Purchase Agreement for the New MFP Shares will provide, as the Target Fund MFP Shares purchase agreement provides, certain information and consent rights to the initial holder of the shares.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

Any discussion of federal tax considerations in this Memorandum was written in connection with the issuance by the Fund of the New MFP Shares. Such discussion was not intended or written to be legal or tax advice to any person and was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding any tax penalties. Each investor should seek advice based on its particular circumstances from an independent tax advisor on the federal and any state, local and foreign tax consequences of investing in the New MFP Shares.

The discussion below is the opinion of Sidley Austin LLP (“Tax Counsel”) on the anticipated U.S. federal income tax consequences to United States persons (as defined by section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)) of acquiring, holding and disposing of the New MFP Shares in the Initial Mode.

Tax Counsel’s opinion is based on the current provisions and interpretations of the Code and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

Upon issuance of the New MFP Shares, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the nature of the Fund’s assets and the conduct of the Fund’s business, it is Tax Counsel’s opinion that for U.S. federal income tax purposes (1) the New MFP Shares will qualify as stock in the Fund, and (2) distributions made with respect to the New MFP Shares will qualify as exempt-interest dividends to the extent properly reported by the Fund and not otherwise limited under Section 852(b)(5)(A) of the Code (under which the total amount of dividends that may be treated as exempt-interest dividends is limited, based on the total amount of tax-exempt income generated by the Fund).

Investors should be aware that Tax Counsel’s opinion is not binding on the Internal Revenue Service or any court. See the discussions below under the caption “—Treatment of New MFP Shares as Stock.” In addition, the Fund’s qualification and taxation as a regulated investment company depends upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the federal tax laws. Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

Because the discussion below is general in nature and because the tax laws governing the New MFP Shares are complex, you should consult your tax advisor about the tax consequences of investing in the New MFP Shares under your particular circumstances before making an investment.

Tax Act Changes. Numerous changes to the U.S. federal income tax laws have been made by the legislation commonly referred to as the “Tax Cuts and Jobs Act” (the “Tax Act”). Among other changes, the Tax Act temporarily replaces the individual tax rate structure, which includes a reduction in the highest marginal rate applicable to individuals, estates and trusts. The Tax Act eliminates the graduated corporate tax rate structure and instead taxes domestic corporate taxable income at 21%. It also modifies the individual alternative minimum tax and repeals the corporate alternative minimum tax. In general, these changes are effective for taxable years beginning after December 31, 2017.

The Fund cannot predict the long-term impact of the Tax Act on an investment in the New MFP Shares and the effect of any administrative and judicial interpretations of the Tax Act. Prospective investors in the New MFP Shares are urged to consult their tax advisors regarding the effect of the Tax Act and other potential changes to the U.S. federal tax laws on their investment.

Qualification and Taxation of the Fund. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code, and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any federal income tax to the extent its earnings are so distributed. To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other requirements: (a) distribute to its shareholders at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions) and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund (i) at least 50% of the market value of the Fund’s total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), two or more issuers (other than securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses, or one or more qualified publicly traded partnerships. In meeting these requirements of Subchapter M of the Code, the Fund may be restricted in the utilization of certain of the investment techniques described under “The Fund’s Investments.” If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company and not cure such failure in the manner permitted by the Code, the Fund would incur a regular federal corporate income tax on its taxable income for that year, and distributions to its shareholders, including distributions derived from tax-exempt interest income, would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund.

A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98.2% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year’s required distribution, is liable for a 4% excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of this excise tax, the Fund generally intends to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

Treatment of New MFP Shares as Stock. In order for any distributions to owners of the Fund’s New MFP Shares to be eligible to be treated as exempt-interest dividends, the New MFP Shares must be classified as stock for federal income tax purposes. The Investment Adviser believes and, as discussed above, it is Tax Counsel’s opinion that, the New MFP Shares will qualify as stock in the Fund for federal income tax purposes. By acquiring New MFP Shares, an investor agrees to treat the New MFP Shares as stock for federal income tax purposes.

Distributions on New MFP Shares. A New MFP shareholder will be required to report the dividends declared by the Fund for each day on which such New MFP shareholder is the shareholder of record. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends received deduction available to corporate shareholders.

Tax Character of Distributions

In General. The tax character of the Fund’s distributions in the hands of the Fund’s shareholders will be determined primarily by the tax character of the Fund’s underlying income. Although the Fund expects that most of its income will be tax-exempt, some of the Fund’s income may be taxable as capital gains or ordinary income. In addition, a portion of the Fund’s tax-exempt income may be subject to the federal alternative minimum tax. The Internal Revenue Service requires a regulated investment company that has two or more classes of shares outstanding to designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Fund intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gain and ordinary income, if any, between its Common Shares and Preferred Shares, including New MFP Shares, in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Fund reserves the right to make special allocations of income within a class, consistent with the objectives of the Fund.

Exempt-Interest Dividends. The Fund intends to qualify to pay exempt-interest dividends, as defined in the Code, on its Common Shares and Preferred Shares, including New MFP Shares by satisfying the requirement that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations, the income from which is exempt from or treated as exempt from regular federal income tax under section 103(a) of the Code. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on municipal bonds and are so designated by the Fund. The Fund intends to invest primarily in obligations, the income from which is otherwise exempt from regular federal income tax. Thus, substantially all of the Fund’s dividends to the holders of Common Shares (each a “Common Shareholder” and together, the “Common Shareholders”) and Preferred Shares including New MFP Shares, will qualify as exempt-interest dividends. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax.

Exempt-Interest Dividends Subject to the Federal Alternative Minimum Tax. Federal tax law imposes a federal alternative minimum tax with respect to individuals, trusts and estates. Interest on certain municipal securities, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually supply a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax.

Dividends Attributable to Ordinary Income and Capital Gains. Distributions to shareholders by the Fund of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by the Fund will be taxable to its shareholders as ordinary income. In addition, gains of the Fund that are attributable to market discount on municipal securities will be treated as ordinary income. Distributions by the Fund of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund. The amount of capital gains and ordinary income allocable to the Fund’s New MFP Shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Except for dividends paid on New MFP Shares that include an allocable portion of any net capital gain or ordinary income, the Fund anticipates that all other dividends paid on New MFP Shares will constitute exempt-interest dividends for federal income tax purposes.

If the Fund allocates any net capital gain or ordinary income for regular federal income tax purposes to a dividend on New MFP Shares, the Fund has agreed as set forth in the Supplement to make certain payments to holders of New MFP Shares to offset the federal income tax effect thereof. In addition, the Fund has agreed as set forth in the Supplement in certain circumstances to provide notice of the amount of any allocation prior to the date such dividend is declared.

Sales, Exchanges and Other Dispositions of New MFP Shares. On the sale or other disposition of New MFP Shares (other than redemptions, the rules for which are described below under the caption “Redemptions of New MFP Shares”), the amount paid for the seller’s right to any dividends that are accumulated but unpaid at the time of such sale or other disposition will be treated as dividends and subject to the rules described above under the caption “Tax Character of Distributions.” The balance of the amount paid, will generally be treated as (1) capital gain to the extent it exceeds the seller’s basis in the New MFP Shares, and (2) capital loss to the extent it is less than the seller’s basis in the New MFP Shares. In the case of corporate taxpayers, both long-term and short-term capital gains are taxed at the same rate that applies to ordinary income. In the case of non-corporate taxpayers, current law taxes short-term capital gains and ordinary income at a maximum rate of 37% and long-term capital gains at a maximum rate of 20%.

Losses realized by a shareholder on the sale or exchange of New MFP Shares held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received (or deemed received on a sale) with respect to such shares unless the Fund declares exempt-interest dividends on its Common Shares and Preferred Shares on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received with respect to such shares.

Any loss realized on a sale or exchange of New MFP Shares will be disallowed to the extent those shares are replaced by substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

Redemptions of New MFP Shares. The Fund may, at its option, redeem New MFP Shares in whole or in part, may be required to redeem all of the New MFP Shares following the occurrence of a Failed Transition Event and may be required to redeem New MFP Shares from all New MFP shareholders pro rata, or by lot or other fair method to the extent required to restore compliance with the Asset Coverage and the Effective Leverage Ratio requirements. Gain or loss, if any, resulting from a redemption of the New MFP Shares will be taxed as gain or loss from the sale or exchange of the New MFP Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a shareholder’s ownership of the Common Shares and Preferred Shares will be taken into account, as will shares attributed to such shareholder under certain attribution rules contained in the Code.

Tax on Net Investment Income. A 3.8% tax is imposed on the net investment income of individuals, estates and trusts with income above certain threshold amounts. The types of investment income used to calculate “net investment income,” include taxable distributions (if any) made by the Fund with respect to New MFP Shares and gains (if any) from the sale or other disposition of New MFP Shares.

Consequences of Insufficient Distributions. If at any time when the Fund’s New MFP Shares are outstanding the Fund fails to meet 200% asset coverage (as determined pursuant to the 1940 Act), the Fund will be required to suspend distributions to holders of its Common Shares until such asset coverage is restored. This may prevent the Fund from distributing at least 90% of its investment company taxable income (as that term is defined in the Code) and net tax-exempt income determined without regard to the deduction for dividends paid, and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur an income tax liability or the non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the 225% Asset Coverage required under the Supplement, the Fund will be required to redeem Preferred Shares in order to maintain or restore such asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

The foregoing is a general summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its New MFP shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the federal alternative minimum tax. Shareholders are advised to consult their own tax advisors for more detailed information concerning the regular federal income tax and federal alternative minimum income tax consequences of purchasing, holding and disposing of New MFP Shares.

The foregoing summary does not address any possible state, local or foreign tax consequences of acquiring or holding the New MFP Shares and shareholders should consult their own tax advisors about such possible consequences.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

The Fund’s investment objectives are:

•	to provide current income exempt from regular federal income tax; and

•

to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Investment Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Underrated municipal securities are those whose ratings do not, in the Investment Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Investment Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Fund’s investment in underrated or undervalued municipal securities will be based on the Investment Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “enhancement of portfolio value relative to the municipal bond market” refers to the Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Fund’s second investment objective is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to common shareholders and holders of Preferred Shares, including New MFP Shares. The Fund is currently required to allocate net capital gains and ordinary income taxable for federal income tax purposes, if any, proportionately between Common Shares and Preferred Shares, including New MFP Shares, and dividends paid on New MFP Shares will include an allocated portion of any such net capital gains and ordinary income. See “Material U.S. Federal Income Tax Considerations” above and “Distributions with respect to Taxable Allocations” in the Supplement.

It is a fundamental policy that, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal income tax.

As a non-fundamental policy subject to change by the Fund’s trustees upon 60 days’ notice to shareholders, under normal circumstances, the Fund may invest up to 35% of its Managed Assets (as defined below) in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser. The Fund may invest in distressed securities. The Fund may not invest in the securities of an issuer which, at the time of the investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e. rated below C-, at the time of the investment); provided, however, that NAM may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Securities of below-investment-grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated below investment-grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Fund will be more dependent on the Investment Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various municipal securities cause the Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the Investment Adviser and/or the Sub-Adviser may consider such factors as the Investment Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. See “—Municipal Securities” and “—Special Considerations Relating to Municipal Securities” below for a general description of the economic and credit characteristics of municipal issuers. The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. See “—Other Investment Companies.”

The Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Investment Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Investment Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods. The Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years.

The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. The economic effect of leverage through the Fund’s purchase of inverse floating rate securities creates an opportunity for increased net income and returns for common shareholders but also creates the possibility that the Fund’s long-term returns will be diminished if the cost of leverage exceeds the return of the inverse floating rate securities purchased by the Fund.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are bonds that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry. See “Risk Factors—Special Risks Related to Certain Municipal Obligations.”

The Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” Common and Preferred Shares, voting together as a single class, and of the holders of a “majority of the outstanding” Preferred Shares, including New MFP Shares, voting as a separate class, and with the prior written consent of the liquidity providers for VRDP Shares, such consent to be determined in each liquidity provider’s good faith discretion. A “majority of the outstanding,” under the 1940 Act, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See “Voting Rights” in the Statement for additional information with respect to the voting rights of Holders.

Municipal Securities

General. The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from both regular federal income tax and the federal alternative minimum tax applicable to individuals. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short term interim basis, anticipating repayment with the proceeds on long term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

The Fund may invest in municipal bonds issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal income tax.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Tobacco Settlement Bonds. Included in the general category of municipal securities described in this Memorandum are “tobacco settlement bonds.” The Acquiring Fund may invest in tobacco settlement bonds, which are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to the Acquiring Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

The actual amount of future settlement payments is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Municipal Leases and Certificates of Participation. The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where the Investment Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities. The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would affect only the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in TOB trusts.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities. The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Short-Term Investments

Short-Term Taxable Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends paid being subject to regular federal income tax and the federal alternative minimum tax applicable to individuals. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1)

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)

Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3)

Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)

Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Investment Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major Rating Agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities. Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank notes are notes issued by local government bodies and agencies, such as those described above, to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-exempt commercial paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace, and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable to shareholders. The Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than cost.

Derivatives and Hedging Strategies

The Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, the Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Investment Adviser’s and/or the Sub-Adviser’s opinion, correlate with the prices of the Fund’s investments. The Investment Adviser and/or the Sub-Adviser uses derivatives to shorten or lengthen the effective duration of the Fund’s portfolio securities, and therefore the interest rate risk, and to adjust other aspects of the portfolio’s risk/return profile. The Fund may use these instruments if the Fund deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” (“OTC”) or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. The Fund will invest in these instruments only in markets believed by the Investment Adviser and/or the Sub-Adviser to be active and sufficiently liquid. Net gains, if any, from hedging and other transactions in derivatives may generate taxable income which will increase the amount of taxable income included in distributions made to shareholders, including New MFP shareholders.

The Investment Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset.

Both parties entering into an index or financial futures contract are required to post an initial deposit, typically equal to from 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Interest rate swap and credit default swap transactions are typically entered into on a net basis, meaning that the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will sell only covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

There is no assurance that these derivative strategies will be available at any time or that the Investment Adviser and/or the Sub-Adviser will determine to use them for the Fund or, if used, that the strategies will be successful.

Swap Transactions. The Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

The “notional amount” of a swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash and/or other appropriate liquid assets.

The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. However, swap agreements may still be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) sets forth a new regulatory framework for certain derivatives, such as swaps, in which the Fund may be authorized to invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the CFTC. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Currently, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC. The Fund may face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member. In addition, the CFTC and bank regulators have imposed new margin requirements on uncleared OTC swaps that could adversely affect the Fund’s ability to enter into swaps in the OTC market. The SEC is expected to adopt similar margin requirements for uncleared security-based swaps. These requirements may increase the amount of collateral the Fund is required to provide and the costs associated with providing it. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund, and the establishment of centralized clearinghouses and trading facilities for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens and associated costs, and that such costs will be passed on to customers such as the Fund. The rules that have been and will be promulgated may exert a negative effect on the Fund’s ability to meet its investment objectives, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of the new requirements, which may increase the cost of the Fund’s investments and of doing business, which could adversely affect the Fund’s ability to buy or sell derivatives. The overall impact of the Dodd-Frank Act on the Fund remains highly uncertain and it is unclear how the swap markets will adapt to this new regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.

Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the Investment Adviser and/or the Sub-Adviser to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

In connection with the Fund’s position in a swap contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Investment Adviser and/or the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally. A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Bond Futures and Forward Contracts. Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in OTC transactions.

Under regulations of the CFTC currently in effect, which may change from time to time with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Options on Currency Futures Contracts. Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options. The Fund may also purchase put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

Limitations on the Use of Futures, Options on Futures and Swaps. The Investment Adviser has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the CEA, provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that the Investment Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a regulated investment company under Subchapter M of the Code, may limit the extent to which the Fund may employ futures, options on futures or swaps.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting the Nuveen registered open-end and closed-end funds, including the Fund, to participate in an inter-fund lending facility whereby those funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business days’ notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board of Trustees of the Nuveen Funds is responsible for overseeing the Inter-Fund Program. The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high yielding municipal securities available in the market. The Fund may invest in investment companies that are advised by the Investment Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not applied for and currently does not intend to apply for such relief. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

The Investment Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must maintain liquid assets (often referred to as “asset segregation”), or engage in other SEC or staff-approved measures, to

“cover” open positions with respect to certain kinds of derivative instruments and financial agreements (such as reverse repurchase agreements). Generally, the Fund will maintain an amount of liquid assets with its custodian in an amount at least equal to the current amount of its obligations, including the value of unpaid past and future payment obligations, under derivative instruments and financial agreements, in accordance with SEC guidance. However, the Fund also may “cover” such obligations by other means such as through ownership of the underlying security or financial instrument. The Fund also may enter into offsetting transactions so that its combined position, coupled with any liquid assets maintained by its custodian, equals its net outstanding obligation in related derivatives or financial agreements. In the case of financial futures contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to financial futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. If the Fund writes credit default swaps, it will segregate the full notional amount of the payment obligation under the credit default swap that must be paid upon the occurrence of a credit event. The Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts. The Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. As a result of their segregation, such assets may not be used for other operational purposes. The Investment Adviser will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

The Fund may invest in reverse floating rate securities issued by special purpose trusts. With respect to such investments, the Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Other Investment Policies and Techniques

Illiquid Securities. The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act and repurchase agreements with maturities in excess of seven days.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate.

Portfolio Trading and Turnover Rate. Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Investment Adviser and/or the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes or may result in greater amounts of net capital gain distributions. See “Material U.S. Federal Income Tax Considerations.”

Repurchase Agreements. As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed-upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements is taxable to shareholders of the Fund, including owners of New MFP Shares, and, therefore, is required to be allocated proportionately by the Fund between Common Shares and Preferred Shares, including New MFP Shares. See “Distributions with respect to Taxable Allocations” in the Supplement and “Material U.S. Federal Income Tax Considerations” above. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Adviser and/or the Sub-Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Investment Adviser and/or the Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds and Other Original Issue Discount Instruments. A zero coupon bond is a bond that typically does not pay interest for its entire life. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Investment Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, the Investment Adviser receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

Investment Restrictions

Except as described below, the Fund as a fundamental policy may not without the approval of the holders of a majority of the outstanding Common Shares and Preferred Shares, including New MFP Shares, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares, including New MFP Shares, voting as a separate class, and the prior written consent of liquidity providers or other Fund counterparties:

(1)        Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to bonds issued by the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.

(2)        Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).

(3)        Issue senior securities, as defined in the Investment Company Act of 1940, other than preferred shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in this Memorandum.

(4)        Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(5)        Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users.

(6)        Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security.

(7)        Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

(8)        Make loans, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940.

(9)        Issue debt securities that rank senior to preferred shares other than for temporary or emergency purposes.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

For the purpose of applying the limitation set forth in subparagraph (1) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of the Fund’s total assets, the Fund may not (1) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (2) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to leverage risk.

Subject to the limitation set forth in subparagraph (2) above, the Fund may borrow for temporary purposes permitted by the 1940 Act. The Fund, along with certain other funds managed by the Investment Adviser (the “Participating Funds”), are party to a committed unsecured credit facility (the “Facility”) provided by a group of lenders, under which Participating Funds may borrow for temporary purposes only. Outstanding balances drawn by the Fund, or any other Participating Fund, will bear interest at a variable rate and is the liability of such Participating Fund. The Facility is not intended for sustained levered investment purposes. A large portion of the Facility’s capacity (and corresponding annual costs, excluding interest cost) is currently allocated by the Investment Adviser to a small number of Participating Funds, which does not include the Fund. The Facility has a 364-day term and will expire in July 2020 unless extended or renewed.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1)        Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)        Invest in securities of other open- or closed-end investment companies (including ETFs) except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

(3)        Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)        Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5)        Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Investment Adviser determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

(6)        Invest more than 20% of the Fund’s Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.

(7)        Purchase defaulted securities or securities of an issuer that is in bankruptcy at the time of investment, except that the Fund may invest in defaulted securities from an issuer of a security if it already owns, or some other party, to help facilitate a favorable resolution to a municipal workout pursuant to the Investment Adviser or NAM policy regarding municipal workouts.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for Preferred Shares, or, if issued, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

At least six months prior to the Term Redemption Date for all Outstanding New MFP Shares in 2047, the Fund will earmark assets rated at least A- or the equivalent (and including Deposit Securities in an amount equal to 20% of the Liquidation Preference of all Outstanding New MFP Shares, with 135 days remaining to the redemption date, increasing to 100% with 15 days remaining) with a Market Value equal to at least 110% of the Liquidation Preference of all Outstanding New MFP Shares until the redemption of all such Outstanding New MFP Shares.

HOW THE FUND MANAGES PORTFOLIO RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a “majority of the outstanding” Common Shares and Preferred Shares, including New MFP Shares, voting together as a single class, and the approval of the holders of a “majority of the outstanding” Preferred Shares, including New MFP Shares, voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Among other restrictions, the Fund may not invest more than 25% of total Fund assets in securities of issuers in any one industry, except that this limitation does not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users, or invest more than 5% of its total assets in securities of any one issuer, except that this limitation does not apply to bonds issued by the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets. The Fund may become subject to guidelines which are more limiting than the investment restrictions set forth above in order to obtain and maintain long-term ratings on the New MFP Shares or other Preferred Shares. See “The Fund’s Investments—Investment Restrictions” for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Hedging Strategies

The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Investment Adviser and/or the Sub-Adviser, correlate with the prices of the Fund’s investments. Successful implementation of most hedging strategies would generate taxable income. See “The Fund’s Investments—Derivatives and Hedging Strategies.”

MANAGEMENT OF THE FUND

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund under the management agreement between the Investment Adviser and the Fund, is the responsibility of the Board of Trustees of the Fund. Information about the trustees and officers of the Fund is incorporated in this Memorandum by reference to the Fund’s most recent Annual Report and Proxy Statement relating to the Fund’s annual meeting of shareholders filed with the SEC, current as of the date of such Annual Report and Proxy Statement, respectively. See “Available Information.”

Investment Adviser and Sub-Adviser

Nuveen Fund Advisors, LLC, the Fund’s investment adviser, offers advisory and investment management services to a broad range of investment company clients. The Investment Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolios, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. The Investment Adviser is located at 333 West Wacker Drive, Chicago, Illinois 60606.

The Investment Adviser is an indirect subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2019, Nuveen managed approximately $982.2 billion in assets, of which approximately $143.6 billion was managed by Nuveen Fund Advisors.

The Investment Adviser has selected its wholly owned affiliate, Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-adviser to the Fund pursuant to a sub-advisory agreement between the Investment Adviser and NAM (the “Sub-Advisory Agreement”). NAM, a registered investment adviser, oversees day-to-day operations and manages the investment of the Fund’s assets on a discretionary basis, subject to the supervision of the Investment Adviser. Pursuant to the Sub-Advisory Agreement, NAM is compensated for the services it provides to the Fund with a portion of the management fee the Investment Adviser receives from the Fund. The Investment Adviser and NAM retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Portfolio Management

Subject to the supervision of the Investment Adviser, NAM is responsible for execution of specific investment strategies and day-to-day investment operations. NAM manages the Fund using a team of analysts and a portfolio manager that focuses on a specific group of funds. As of the date hereof, Christopher L. Drahn, CFA, is the portfolio manager of the Fund. Information about Mr. Drahn’s compensation, other accounts managed and any material conflicts of interest is contained in the Fund’s most recent Form N-CSR. See “Available Information.”

Investment Management Agreement and Sub-Advisory Agreement

Pursuant to the Investment Management Agreement, the Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by the Investment Adviser. The Fund’s management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Investment Adviser. The fund-level fee is a maximum of 0.45% of the Fund’s average daily assets (including assets attributable to Preferred Shares), with lower fee levels for assets that exceed $125 million. The complex-level fee is a maximum of 0.20% of the Fund’s average daily managed assets based on the total daily managed assets for all Nuveen-sponsored funds in the U.S. that constitute “eligible assets,” with lower fee levels of complex-level assets that exceed $55 billion. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011.

Pursuant to an investment sub-advisory agreement between the Investment Adviser and NAM, NAM will receive from the Investment Adviser a management fee equal to 38.4615% of the Investment Adviser’s net management fee from the Fund.

In addition to the Investment Adviser’s management fee, the Fund pays all of its other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Investment Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment of distributions to shareholders.

NUVEEN ASSET MANAGEMENT CONFLICT OF INTEREST POLICIES

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NAM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NAM has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, NAM determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NAM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NAM may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NAM has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NAM has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Conflicts of interest may also arise when NAM invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

DESCRIPTION OF OUTSTANDING SHARES

Description of Common Shares

In addition to the Preferred Shares, the Declaration authorizes the issuance of an unlimited number of Common Shares, par value $.01 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares are fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable when issued and have no preemptive rights, conversion rights or rights to cumulative voting. Whenever Preferred Shares, including New MFP Shares, are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accumulated dividends on Preferred Shares, including New MFP Shares, have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares, including New MFP Shares, would be at least 200% after giving effect to the distributions.

Description of Outstanding Fund MFP Shares

The Fund’s outstanding MFP Shares (the “Outstanding MFP Shares”) as of the date hereof are set forth below:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Original Issue Date	Term Redemption Date
Series A MFP Shares	6,070	$0.01	$100,000	January 2018	January 3, 2028

The Series A MFP Shares were issued to a qualified institutional buyer through a private transaction exempt from registration under the Securities Act.

The Series A MFP Shares were issued in the “Variable Rate Mode—Adjustable Rate” (the “VR Mode”), in which the dividend is currently a variable rate determined by reference to an index rate plus an applicable spread. So long as the Series A MFP Shares are in the VR Mode, the Fund and the beneficial owner or owners of the Series A MFP Shares may agree from time to time to adjust the dividend rate and other economic terms.

The Fund established the term of the VR Mode for the Series A MFP Shares as ending on the Term Redemption Date, subject to earlier redemption, repurchase or transition to a new mode by the Fund. Under the statement establishing and fixing the rights and preferences of the Series A MFP Shares, as supplemented (the “Statement”), the Fund may terminate the VR Mode early and transition the Series A MFP Shares to a new mode (and, thereafter, until the term redemption date, subsequent new modes), during which many of the economic terms of the Series A MFP Shares set forth in the Statement may be modified. Modified terms for a new mode may include provisions with respect to (but not limited to) optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined and redemption provisions.

Dividends

The holders of Outstanding MFP Shares are entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the dividend rate for the Outstanding MFP Shares of such series payable on the dividend payment dates with respect to the Outstanding MFP Shares of such series. Holders of Outstanding MFP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the Outstanding MFP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Outstanding MFP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage.

Redemption

The Outstanding MFP Shares are subject to optional and mandatory redemption in certain circumstances. The Fund is obligated to redeem the Outstanding MFP Shares on the Term Redemption

Date set forth in the table above, unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends (whether or not earned or declared). In the event the Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements. In addition, the Fund is obligated to redeem all of the Outstanding MFP Shares in the event a mode change is initiated and a failed transition to a new mode occurs, if such failure is not cured within the applicable cure period. Outstanding MFP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting and Consent Rights

Except as otherwise provided in the Declaration, the Statement, or as otherwise required by applicable law, (i) each holder of Outstanding MFP Shares is entitled to one vote for each Outstanding MFP Share held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding MFP Shares, along with holders of other outstanding preferred shares of the Fund, vote with holders of common shares of the Fund as a single class; provided, however, that holders of preferred shares, including Outstanding MFP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding common shares and preferred shares, including Outstanding MFP Shares, voting as a single class, elect the balance of the trustees of the Fund.

Holders of Outstanding MFP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Outstanding MFP Shares or holders of Outstanding MFP Shares. In addition, holders of Outstanding MFP Shares have certain consent rights under the purchase agreement for the Outstanding MFP Shares of the applicable series with respect to certain actions that would affect their investment in the Fund. Holders of Outstanding MFP Shares also are entitled to vote as a class with holders of other preferred shares of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including Outstanding MFP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Priority of Payment

The Outstanding MFP Shares are senior in priority to the Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Outstanding MFP Shares have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with the other preferred shares of the Fund, including the other series of Outstanding MFP Shares, Outstanding VRDP Shares, Outstanding AMTP Shares and the New MFP Shares.

Description of Outstanding Fund AMTP Shares

The Fund’s outstanding AMTP Shares (the “Outstanding AMTP Shares”), each offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act, which are outstanding as of the date hereof, are set forth below:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Original Issue Date	Mandatory Redemption Date
Series 2028 AMTP Shares	3,370	$0.01	$100,000	December 2018	December 1, 2028
Series 2028-1 AMTP Shares	2,085	$0.01	$100,000	December 2018	December 1, 2028

Holders of Outstanding AMTP Shares are entitled to receive cash dividends when, as and if declared by the Fund’s Board of Trustees. The amount of dividends per Outstanding AMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) is an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the Outstanding AMTP Shares.

The Outstanding AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The Fund is obligated to redeem the Outstanding AMTP Shares on the dates listed above, unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends thereon. The Outstanding AMTP Shares also may be redeemed in whole or in part at the option of the Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends thereon, plus a certain redemption premium. In the event the Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Voting and Consent Rights

Except as otherwise provided in the Declaration or the Statement for the Outstanding AMTP Shares or as otherwise required by applicable law, (1) each holder of Outstanding AMTP Shares is entitled to one vote for each Outstanding AMTP Share held on each matter submitted to a vote of shareholders of the Fund, and (2) the holders of Outstanding AMTP Shares, along with holders of other outstanding preferred shares of the Fund, vote with holders of common shares of the Fund as a single class; provided, however, that holders of preferred shares, including Outstanding AMTP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding common shares and preferred shares, including Outstanding AMTP Shares, voting as a single class, elect the balance of the trustees of the Fund.

With respect to each series of outstanding AMTP Shares and except as otherwise permitted by the terms of the applicable statement, in the event of a proposed amendment, alteration or repeal of the Fund’s declaration of trust or of the statement associated with an outstanding series of AMTP Shares so as to materially and adversely affect any preference, right or power of such series or the holders thereof, the holders of such affected series of outstanding AMTP Shares would vote separately. In addition, holders of outstanding AMTP Shares of each series have certain consent rights under the purchase agreement for the AMTP Shares of the applicable series with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of Outstanding AMTP Shares also are entitled to vote as a class with holders of other preferred shares of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. Holders of preferred shares, including Outstanding AMTP Shares, are entitled to elect additional trustees constituting, when added to the two trustees elected exclusively by the holders of preferred shares, a majority of the trustees, in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Priority of Payment

The Outstanding AMTP Shares are senior in priority to the Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Outstanding AMTP Shares have equal priority as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other preferred shares of the Fund, including other series of the Outstanding AMTP Shares, the Outstanding VRDP Shares, the Outstanding MFP Shares and the New MFP Shares to be issued in connection with the Reorganization.

Description of Outstanding Fund VRDP Shares

The Fund’s outstanding VRDP Shares (the “Outstanding VRDP Shares”), each offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act, which are outstanding as of the date hereof, are set forth below:

Series	Shares Outstanding	Par Value Per Share	Liquidation Preference Per Share	Offering Time	Mandatory Redemption Date
Series 1 VRDP Shares	2,368	$0.01	$100,000	September 2016	September 11, 2026
Series 2 VRDP Shares	2,675	$0.01	$100,000	September 2016	September 11, 2026
Series 3 VRDP Shares	1,277	$0.01	$100,000	September 2016	September 11, 2026

Under the statements establishing and fixing the rights and preferences of the Outstanding VRDP Shares (the “VRDP Statements”), the Outstanding VRDP Shares of each series pay an adjustable dividend rate set weekly by a remarketing agent. Holders of the Outstanding VRDP Shares of each series have the right to give notice on any business day to tender the securities for remarketing in seven days. The Outstanding VRDP Shares of each series are also subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the Outstanding VRDP Shares of the applicable series.

The Outstanding VRDP Shares of each series have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement for the Outstanding VRDP Shares of each series requires the applicable liquidity provider to purchase from holders all Outstanding VRDP

Shares of such series tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all Outstanding VRDP Shares of the applicable series prior to termination of the purchase agreement for such series, including by reason of the failure of the liquidity provider to maintain the requisite level of short-term ratings, if the Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider for the Outstanding VRDP Shares of each series to purchase the Outstanding VRDP Shares of such series pursuant to the purchase agreement for such series runs to the benefit of the holders of the Outstanding VRDP Shares of such series and is unconditional and irrevocable, and as such the short-term ratings assigned to the Outstanding VRDP Shares of each series are directly linked to the short-term creditworthiness of the associated liquidity provider. The liquidity provider for the Outstanding VRDP Shares of each series entered into a purchase agreement with respect to the Outstanding VRDP Shares of such series, subject to periodic extension by agreement with the Fund.

Dividends

The holders of Outstanding VRDP Shares of each series are entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the dividend rate for the Outstanding VRDP Shares of such series payable on the dividend payment dates with respect to the Outstanding VRDP Shares of such series. Holders of Outstanding VRDP Shares are not entitled to any dividend, whether payable in cash, property or shares, in excess of such cumulative dividends on the Outstanding VRDP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Outstanding VRDP Shares which may be in arrears, and no additional sum of money will be payable in respect of such arrearage. The amount of dividends per Outstanding VRDP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each dividend reset period during the relevant monthly dividend period.

Redemption

The Outstanding VRDP Shares of each series are subject to optional and mandatory redemption in certain circumstances. The Fund is obligated to redeem the Outstanding VRDP Shares on the Mandatory Redemption Date set forth for each series in the table above, unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends (whether or not earned or declared). Pursuant to the Statement for the Outstanding VRDP Shares of each series and the fee agreement with the liquidity provider for such series, the Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board of Trustees for redemption, shares of such series purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. The Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board of Trustees for redemption, such number of preferred shares as is necessary to achieve compliance, if the Fund fails to maintain the minimum asset coverage required under the 1940 Act and the Fund’s agreement with the liquidity provider for the Outstanding VRDP Shares of the applicable series, and such failure is not cured by the applicable cure date. Outstanding VRDP Shares also may be redeemed in whole at any time or in part from time to time at the option of the Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared).

Voting Rights

Except as otherwise provided in the Declaration, the VRDP Statements, or as otherwise required by applicable law, (i) each holder of Outstanding VRDP Shares is entitled to one vote for each Outstanding VRDP Share held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding VRDP Shares, along with holders of other outstanding preferred shares of the Fund, vote with holders of common shares of the Fund as a single class; provided, however, that holders of preferred shares, including Outstanding VRDP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding common shares and preferred shares, including Outstanding VRDP Shares, voting as a single class, elect the balance of the trustees of the Fund.

Holders of Outstanding VRDP Shares of each series, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Outstanding VRDP Shares or holders of Outstanding VRDP Shares of the applicable series. Holders of Outstanding VRDP Shares also are entitled to vote as a class with holders of other preferred shares of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including Outstanding VRDP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Priority of Payment

The Outstanding VRDP Shares are senior in priority to the Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Outstanding VRDP Shares have equal priority as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other preferred shares of the Fund, including other series of the Outstanding VRDP Shares, the Outstanding AMTP Shares, the Outstanding MFP Shares and the New MFP Shares to be issued in connection with the Reorganization.

NET ASSET VALUE

The Fund’s net asset value per Common Share is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the fair value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

The Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Fund’s Board of Trustees has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Fund’s portfolio securities) are valued at fair value as determined by the Board of Trustees in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board of Trustees of the Fund.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-laws require the Board of Trustees be divided into three classes with staggered terms. This provision of the By-laws could delay for up to two years the replacement of a majority of the Board of Trustees. Preferred shareholders, including New MFP shareholders, voting as a separate class, will be entitled to elect two of the Fund’s trustees. In addition, the Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by shareholders of at least two-thirds of the Common Shares and Preferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the shareholders of at least a majority of the Fund’s Common Shares and Preferred Shares outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. For purposes of the foregoing, the term “recapitalization” shall not mean, without limitation, the issuance or redemption of Preferred Shares pursuant to the terms of the Declaration or the Statement adopted with respect to such Preferred Shares, whether or not in conjunction with the issuance, retirement or redemption of other securities or indebtedness of the Fund. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) for any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and Preferred Shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of Preferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s Preferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the shareholders of at least a majority of the Fund’s Preferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of Preferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

The Declaration provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration of Trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The provisions of the Declaration and By-Laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Declaration of Trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to the Declaration and the By-Laws on file with the SEC for the full text of these provisions.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund’s Preferred Shares, including New MFP Shares, are Outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accumulated but unpaid dividends on Preferred Shares, including New MFP Shares, due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the Outstanding Preferred Shares, including New MFP Shares (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees of the Fund at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s Common Shares and Preferred Shares, including New MFP Shares Outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund’s Preferred Shares, including New MFP Shares Outstanding at the time, voting as a separate class; provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See “Certain Provisions in the Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares, including New MFP Shares then Outstanding, and the Fund’s Common Shares would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares, including New MFP Shares, are Outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of Trustees of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

CUSTODIAN AND TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. With respect to the Fund’s common shares and AMTP Shares, the transfer, shareholder services and dividend disbursing agent is Computershare Inc. and Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286 acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent, calculation agent and redemption price disbursing agent with respect to the Fund’s MFP Shares and VRDP Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund appearing in the Fund’s Annual Report for the fiscal year ended October 31, 2018 are incorporated by reference into this Memorandum. The audited financial statements and financial highlights have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such audited financial statements and financial highlights are incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. The information with respect to the fiscal years ended prior to October 31, 2014 has been audited by other auditors. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. These documents can be inspected and copied for a fee at the Securities and Exchange Commission’s public reference room, 100 F Street, N.E., Washington, D.C. 20549, and New York Regional Office, Brookfield Place, 200 Vesey Street, New York, New York 10281 or by written request to the Branch of Public Reference via email at publicinfo@sec.gov, by fax at (202) 777-1030 or by mail at 100 F Street, N.E. Washington D.C. 20549. The Securities and Exchange Commission also maintains an internet site that contains reports, proxy and information statements and other information regarding issuers at http://www.sec.gov. The most recent audited financial statements of the Fund for the fiscal year ended October 31, 2018, together with the report of the independent registered public accounting firm thereon, are incorporated in this Memorandum by reference to the Fund’s most recent Annual Report filed with the Securities and Exchange Commission. The most recent unaudited financial statements of the Fund for the six month period ended April 30, 2019 are incorporated in this Memorandum by reference to the Fund’s most recent Semi-Annual Report filed with the Securities and Exchange Commission. Information about the trustees and officers of the Fund is incorporated in this Memorandum by reference to the Fund’s most recent Annual Report and the most recent Proxy Statement relating to the Fund’s annual meeting of shareholders filed with the Securities and Exchange Commission. Information about the Fund’s portfolio manager is incorporated by reference to the Fund’s most recent Form N-CSR filed with the Securities and Exchange Commission. A copy of the Annual Report, the Semi-Annual Report and the Proxy Statement may be obtained from www.sec.gov or by visiting www.nuveen.com. A copy of the Form N-CSR may be obtained from www.sec.gov.

If at any time the Fund is not subject to Section 13(a) or 15(d) of the Exchange Act, the Fund will furnish to New MFP shareholders and prospective investors, upon their request, the information specified in Rule 144A(d)(4) under the Securities Act in order to permit compliance with Rule 144A in connection with resales of New MFP Shares.

Statements in this Memorandum about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other documents available upon request from the Fund, subject to compliance with applicable confidentiality restrictions, each such statement being qualified in all respects by this reference.

Appendix A-1

FORM OF STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES

OF SERIES B MUNIFUND PREFERRED SHARES

A1-1

Appendix A1

NUVEEN QUALITY MUNICIPAL INCOME FUND

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF SERIES B

MUNIFUND PREFERRED SHARES

(NAD SERIES B MFP)

(Relating to the issuance of Series B MuniFund Preferred Shares by the above-named fund in exchange for the outstanding Series A MuniFund Preferred Shares of

Nuveen Texas Quality Municipal Income Fund (NTX))

A1-2

Page
DESIGNATION OF SERIES B MFP			A1-5
DEFINITIONS			A1-6

1.	Number of Authorized Shares; Ranking; Preemptive Rights; Effectiveness		A1-11

2.	Dividends		A1-11
	(a)	Cumulative Cash Dividends	A1-11
	(b)	Dividends Cumulative from Date of Original Issue	A1-11
	(c)	Dividend Payment Dates	A1-12
	(d)	Dividend Rates and Calculation of Dividends	A1-12
	(e)	Dividends Paid to Holders	A1-12
	(f)	Dividends Credited Against Earliest Accumulated But Unpaid Dividends	A1-12
	(g)	Dividends Reported as Exempt-Interest Dividends	A1-12

3.	Additional Amount Payments and Taxable Allocations		A1-12

4.	Designation of Modes		A1-12
	(a)	Initial Mode and Subsequent Modes	A1-12
	(b)	Designation of Change in or Extension of Mode	A1-13
	(c)	Notices in Respect of Mode Designation or Extension	A1-13
	(d)	Designation of Mode Provisions	A1-13
	(e)	Modification of Statement in a Supplement Designating Mode Provisions	A1-13

5.	Voting Rights		A1-13
	(a)	One Vote Per MFP Share	A1-13
	(b)	Voting for Additional Trustees	A1-14
	(c)	Holders of MFP Shares to Vote on Certain Other Matters	A1-15
	(d)	Fund May Take Certain Actions Without Shareholder Approval	A1-16
	(e)	Voting Rights Set Forth Herein are Sole Voting Rights	A1-16
	(f)	No Preemptive Rights or Cumulative Voting	A1-16
	(g)	Sole Remedy for Fund’s Failure to Pay Dividends	A1-16
	(h)	Holders Entitled to Vote	A1-17

6.	Asset Coverage		A1-17

7.	Rating Agencies		A1-17

8.	Restrictions on Dividends and Other Distributions		A1-17
	(a)	Dividends on Preferred Shares Other than the MFP Shares	A1-17
	(b)	Dividends and Other Distributions With Respect to Common Shares Under the 1940 Act	A1-18
	(c)	Other Restrictions on Dividends and Other Distributions	A1-18

9.	Issuance of Additional Preferred Shares		A1-18

10.	Redemption		A1-19
	(a)	Optional Redemption	A1-19
	(b)	Mandatory Redemption	A1-19
	(c)	Notice of Redemption	A1-19
	(d)	No Redemption Under Certain Circumstances	A1-19
	(e)	Absence of Funds Available for Redemption	A1-19
	(f)	Tender and Paying Agent as Trustee of Redemption Payments by Fund	A1-20
	(g)	Deposit with the Tender and Paying Agent; MFP Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding	A1-20

A1-3

Page
	(h)	Compliance With Applicable Law	A1-21
	(i)	Only Whole MFP Shares May Be Redeemed	A1-21
	(j)	Modification of Redemption Procedures	A1-21
	(k)	Term Redemption Liquidity Account and Liquidity Requirement.	A1-21

11.	Liquidation Rights		A1-22
	(a)	Distributions Upon Liquidation	A1-22
	(b)	Pro Rata Distributions	A1-22
	(c)	Rights of Junior Shares	A1-23
	(d)	Certain Events Not Constituting Liquidation	A1-23

12.	Miscellaneous		A1-23
	(a)	Amendment of or Supplements to this Statement	A1-23
	(b)	No Fractional Shares	A1-23
	(c)	Status of MFP Shares Redeemed, Exchanged or Otherwise Acquired by the Fund	A1-23
	(d)	Treatment of MFP Shares as Stock	A1-24
	(e)	Board May Resolve Ambiguities	A1-24
	(f)	Headings Not Determinative	A1-24
	(g)	Notices	A1-24

13.	Transfers		A1-24

14.	Global Certificate		A1-24

APPENDIX A: Supplement Initially Designating the Variable Rate Mode for the Series B MuniFund Preferred Shares

A1-4

NUVEEN QUALITY MUNICIPAL INCOME FUND

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF SERIES B

MUNIFUND PREFERRED SHARES

NUVEEN QUALITY MUNICIPAL INCOME FUND, a Massachusetts business trust (the “Fund”), hereby certifies that:

FIRST: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article IV of the Fund’s Declaration of Trust, the Board of Trustees has, by resolution, authorized the issuance of preferred shares, $.01 par value per share, classified as MuniFund Preferred Shares with a liquidation preference of $100,000 per share in such one or more series as may be authorized and issued from time to time; and

SECOND: The preferences (including liquidation preference), voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the Series B MuniFund Preferred Shares designated below are as follows or as set forth in an amendment or supplement hereto.

DESIGNATION OF SERIES B MFP

Series B: A series of preferred shares, par value $.01 per share, liquidation preference $100,000 per share, is hereby authorized and designated “Series B MuniFund Preferred Shares,” also referred to herein as “Series B MFP” or “MFP Shares,” and references to “such series” with respect to the MFP Shares shall be interpreted as references to “shares of such series,” as the context may require. Each MFP Share shall be issued on a date determined by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Declaration, as set forth in this Statement (as defined below), as amended or supplemented. The Fund initially shall designate in Appendix A hereto the additional or different terms and conditions to apply to the MFP Shares for a period commencing on the effective date of this Statement and ending not later than the Term Redemption Date, referred to herein as the “Initial Mode.” In accordance with the terms and conditions set forth in Section 4 below and, as applicable, Appendix A or any other Supplement (as defined below) hereto as then in effect, the Fund, by means of a further Supplement, may establish a new Mode (as defined below) or, if applicable, extend the Initial Mode or any subsequent Mode to a date not later than the Term Redemption Date, and, if the Initial Mode or any subsequent Mode (in each case, as it may be extended) is designated to end on a date earlier than the Term Redemption Date (including through an optional or accelerated expiration), shall use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to extend such Mode or establish a new Mode to succeed such Mode then in effect for the MFP Shares. In the Supplement for any Mode or Mode extension, the Fund may designate different or additional terms and conditions for the MFP Shares, subject to Section 4(e) of this Statement and the applicable Supplement.

The number of MFP Shares which the Board of Trustees has initially authorized for issuance is 720. The Board of Trustees may, from time to time, authorize the issuance of additional MFP Shares in accordance with the terms hereof. The MFP Shares shall constitute a separate series of preferred shares of the Fund and each MFP Share shall be identical.

A1-5

One MFP Share initially authorized for issuance as stated above shall be issued and distributed in respect of each Series A MuniFund Preferred Share of Nuveen Texas Quality Municipal Income Fund (the “Target Fund MFP”) outstanding on the date of distribution in connection with the reorganization of Nuveen Texas Quality Municipal Income Fund (the “Target Fund”) as described in the Memorandum (as defined below).

DEFINITIONS

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(a)        “Additional Amount Payment” has the meaning if and as set forth in the Supplement for the Mode then in effect.

(b)        “Agent Member” means a Person with an account at the Securities Depository that holds one or more MFP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent, if any, and the Tender and Paying Agent with respect to such Beneficial Owner.

(c)        “Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the effective date of this Statement, of at least 200% or such higher percentage as required and specified in the Supplement for the Mode then in effect, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding MFP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

(d)        “Beneficial Owner” means a Person to the extent it is at any time the beneficial owner of MFP Shares, in whose name MFP Shares are recorded as beneficial owner of such MFP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee.

(e)        “Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof.

(f)        “Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

(g)        “Code” means the Internal Revenue Code of 1986, as amended.

(h)        “Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

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(i)        “Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Fund.

(j)        “Date of Original Issue,” with respect to any MFP Share, means the date on which the Fund initially issued such MFP Share.

(k)        “Declaration” means the Declaration of Trust of the Fund, as it may be amended from time to time in accordance with the provisions thereof.

(l)        “Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)	cash or any cash equivalent;

(2)	any U.S. Government Security;

(3)

any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities (long-term or short-term as to the applicable type of obligation) as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)

any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Securities or any combination thereof; or

(5)

any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

(m)        “Dividend Payment Date” has the meaning set forth in paragraph (c) of Section 2 of this Statement.

(n)        “Dividend Period” has the meaning set forth in the Supplement for the Mode then in effect.

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(o)        “Dividend Rate” has the meaning set forth in paragraph (d)(i) of Section 2 of this Statement.

(p)        “Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in of the Tender and Paying Agent Agreement or as specified in the related notice.

(q)        “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(r)        “Fitch” means Fitch Ratings, Inc., a Delaware corporation, and its successors.

(s)        “Holder” means a Person in whose name an MFP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

(t)        “Initial Mode” has the meaning set forth in “Designation of Series B MFP” above.

(u)        “Investment Adviser” means Nuveen Fund Advisors, LLC, or any successor company or entity.

(v)        “Liquidation Preference,” with respect to a given number of MFP Shares, means $100,000 times that number.

(w)        “Liquidity Account” has the meaning set forth in paragraph (k)(i) of Section 10 of this Statement.

(x)        “Liquidity Account Investments” means any Deposit Security or any other security or investment owned by the Fund that is rated at least A- or the equivalent rating by each NRSRO then rating such security or investment, provided that any such Deposit Security or other security or investment shall be so rated by at least one NRSRO.

(y)        “Liquidity Requirement” has the meaning set forth in paragraph (k)(ii) of Section 10 of this Statement.

(z)        “Market Value” of any asset of the Fund means the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees. The Market Value of any asset shall include any interest accrued thereon. The pricing service shall value portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

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(aa)        “Memorandum” means the proxy statement of the Target Fund, dated July [•], 2019, and the Fund’s information memorandum attached thereto, as amended, revised or supplemented from time to time.

(bb)        “Mode” means the Initial Mode including any extension thereof, or any subsequent Mode, including any extension thereof, for which terms and conditions of the MFP Shares are designated pursuant to Section 4 of this Statement and the Supplement in effect at the time of designation of such subsequent Mode or any Mode extension and set forth in a further Supplement hereto.

(cc)        “Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

(dd)        “Municipal Securities” means municipal securities as described under “The Fund’s Investments—Municipal Securities” in the Memorandum.

(ee)        “1940 Act” means the U.S. Investment Company Act of 1940, as amended.

(ff)        “Notice of Redemption” has the meaning specified in paragraph (c) of Section 10 of this Statement.

(gg)        “NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund, including, at the date hereof, Fitch, Moody’s and S&P.

(hh)        “Optional Redemption Premium,” if any, has the meaning if and as set forth in the Supplement for the Mode then in effect.

(ii)        “Outstanding” means, as of any date with respect to Preferred Shares of any series, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore exchanged, redeemed or cancelled or delivered to the Tender and Paying Agent (or other relevant tender and paying agent) for cancellation or redemption by the Fund, (ii) any shares of such series with respect to which, in the case of MFP Shares, the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such MFP Shares, pursuant to Section 10 of this Statement or, in the case of Preferred Shares of any other series, the Fund has taken the equivalent action under the statement applicable to such shares, (iii) any shares of such series of which the Fund is Beneficial Owner, and (iv) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

(jj)        “Person” means and includes an individual, a partnership, a corporation, a limited liability company, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(kk)        “Preferred Shares” means the preferred shares of the Fund, including the MFP Shares.

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(ll)        “Rating Agency” means each NRSRO, if any, then providing a rating for the MFP Shares pursuant to the request of the Fund, including, at the date hereof, Fitch.

(mm)        “Redemption Date” means the Term Redemption Date and any redemption dates for optional or mandatory redemption otherwise provided in the Supplement for the Mode then in effect.

(nn)        “Redemption Price” means the applicable redemption price specified in, or in the applicable Supplement for the Mode then in effect for purposes of redemption of MFP Shares pursuant to, paragraph (a) or (b) of Section 10 of this Statement and the applicable Supplement.

(oo)        “Remarketing Agent” means any entity appointed as such with respect to MFP Shares by a resolution of the Board of Trustees and any additional or successor companies or entities appointed by the Board of Trustees which have entered into a Remarketing Agreement with the Fund.

(pp)        “Remarketing Agreement” means the Remarketing Agreement, if any, with respect to the MFP Shares, between the Fund and the Remarketing Agent and any other party thereto, as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

(qq)        “S&P” means S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC, and its successors.

(rr)        “SEC” means the Securities and Exchange Commission.

(ss)        “Securities Act” means the U.S. Securities Act of 1933, as amended.

(tt)        “Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the MFP Shares.

(uu)        “Statement” means this statement establishing and fixing the rights and preferences of Series B MuniFund Preferred Shares, as it may be amended or supplemented from time to time in accordance with the provisions hereof, including by any Supplement hereto relating to the Mode then in effect.

(vv)        “Supplement” means Appendix A to this Statement and any further supplement hereto entered into in accordance with the provisions of this Statement for the purpose of designating or extending a Mode pursuant to Section 4 of this Statement.

(ww)        “Taxable Allocation” has the meaning specified in the Supplement for the Mode then in effect.

(xx)        “Tender and Paying Agent” means The Bank of New York Mellon, or any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to the MFP Shares.

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(yy)        “Tender and Paying Agent Agreement” means the Tender and Paying Agent Agreement with respect to the MFP Shares, dated as of [•], 2019, between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

(zz)        “Term Redemption Date” means September 1, 2047.

(aaa)        “U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

(bbb)        “Voting Period” has the meaning specified in paragraph (b)(i) of Section 5 of this Statement.

1.        Number of Authorized Shares; Ranking; Preemptive Rights; Effectiveness.

(a)        The initial number of authorized shares constituting MFP is as set forth above under the title “Designation of Series B MFP.”

(b)        The MFP Shares shall rank on a parity with each other and with shares of any other series of Preferred Shares as to the payment of dividends by the Fund and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

(c)        No Holder of MFP Shares shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any Preferred Shares, including MFP Shares, or Common Shares or other securities of the Fund which the Fund may hereafter issue or sell.

(d)        The effective date of this Statement is [•], 2019.

2.         Dividends.

(a)        Cumulative Cash Dividends.    The Holders of MFP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Dividend Rate for the MFP Shares determined as set forth in the Supplement for the Mode then in effect, and no more, payable on the Dividend Payment Dates with respect to the MFP Shares as set forth in the Supplement for the Mode then in effect, as provided in paragraph (c) below. Holders of MFP Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on MFP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on MFP Shares which may be in arrears, and no additional sum of money shall be payable in respect of such arrearage.

(b)        Dividends Cumulative from Date of Original Issue.    Dividends on the MFP Shares shall be declared daily and accumulate at the applicable Dividend Rate for the MFP Shares from the Date of Original Issue thereof.

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(c)        Dividend Payment Dates.    The dividend payment dates (each, a “Dividend Payment Date”) with respect to the MFP Shares shall be as provided in the Supplement for the Mode then in effect.

(d)        Dividend Rates and Calculation of Dividends.

(i)        Applicable Rates.    The dividend rate or rates (in each case, the “Dividend Rate”) on the MFP Shares shall be as provided in the Supplement for the Mode then in effect.

(ii)        Calculation of Dividends.    The amount of dividends per share payable on the MFP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for the related Dividend Period or Dividend Periods (or applicable portion thereof). The amount of dividends accumulated shall be computed as provided in the Supplement for the Mode then in effect.

(e)        Dividends Paid to Holders.    Dividends on the MFP Shares shall be paid to the Holders thereof as provided in the Supplement for the Mode then in effect.

(f)        Dividends Credited Against Earliest Accumulated But Unpaid Dividends.    Any dividend payment made on MFP Shares that is insufficient to cover the entire amount of dividends payable shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared (to the extent not previously declared as required under paragraph (b) above) and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

(g)        Dividends Reported as Exempt-Interest Dividends.    Dividends on MFP Shares shall be reported as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

3.        Additional Amount Payments and Taxable Allocations.    Holders of MFP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Additional Amount Payments as provided in the Supplement for the Mode then in effect. The Fund shall not be required to make Additional Amount Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund. The Fund may make Taxable Allocations as provided in the Supplement for the Mode then in effect.

4.        Designation of Modes.

(a)        Initial Mode and Subsequent Modes.    The additional or different terms and conditions applicable to the MFP Shares in the Initial Mode effective on the effective date of this Statement are as set forth in the Supplement attached as Appendix A hereto. The additional or different terms and conditions applicable to the MFP Shares in any subsequent Modes or extensions of the Initial Mode or any Subsequent Mode will be set forth in future new or amended Supplements effective on the dates set forth in any such new or amended Supplements.

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(b)        Designation of Change in or Extension of Mode.    The Fund, at its option, may change the terms of or extend the Mode then in effect or, if applicable, designate a new Mode for the MFP Shares in accordance with the terms and subject to the conditions of this Statement and the Supplement for the Mode then in effect.

(c)        Notices in Respect of Mode Designation or Extension.    The Fund shall deliver a notice of Mode designation or extension or proposed Mode designation or extension as specified in and otherwise in accordance with the Supplement that designated the Mode being succeeded or extended.

(d)        Designation of Mode Provisions.    In connection with any Mode designated or extended pursuant to this Section 4, the Fund, subject to compliance with paragraph (e) below, without the vote or consent of any Holder of MFP Shares, may (i) provide in the Supplement for such Mode for provisions relating solely to such Mode that differ from those provided in this Statement or any other Supplement, including, but not limited to, with respect to optional tender provisions, mandatory tender provisions, a liquidity facility or other credit enhancement, mandatory purchase provisions, the dividend rate setting provisions (including as to any maximum rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, redemption provisions and modified or new definitions, and (ii) subject to any restrictions on modification specifically set forth in such Supplement for a Mode then in effect, modify such Supplement then in effect to provide for optional tender provisions, and/or mandatory tender provisions, a liquidity facility or other credit enhancement, and other provisions. Extension of any Mode, and the modification of any provisions relating to such Mode, shall be subject to any restrictions on extension or modification set forth herein or in the Supplement for such Mode.

(e)        Modification of Statement in a Supplement Designating Mode Provisions.     Notwithstanding paragraph (d) above, no Supplement adopted in accordance with paragraph (d) above shall modify the terms of Section 1, this Section 4(e), Section 5, Section 8, Section 10(b)(i), Section 11 or Section 12(a) of this Statement. Furthermore, subject only to the immediately preceding sentence, for purposes of any provision of this Statement that purports to limit the right of the Fund or the Board of Trustees to take any action with respect to this Statement or the MFP Shares, no terms or conditions adopted for a Mode shall be considered to affect the rights and preferences of the MFP Shares or any Holder or Beneficial Owner thereof as in effect for any preceding or succeeding Mode.

5.        Voting Rights.

(a)        One Vote Per MFP Share.    Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of MFP Shares shall be entitled to one vote for each MFP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding Preferred Shares, including each MFP Share, and of Common Shares shall vote together as a single class; provided, however, that the holders of Outstanding Preferred Shares, including MFP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, shall be entitled to elect two trustees of the Fund at all times, each Preferred Share, including each MFP Share, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and Preferred Shares, including MFP Shares, voting together as a single class, shall elect the balance of the trustees.

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(b)        Voting for Additional Trustees.

(i)        Voting Period.    During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this paragraph (b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including MFP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including MFP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

(A)        if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any Outstanding Preferred Shares, including MFP Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Tender and Paying Agent for the payment of such accumulated dividends; or

(B)        if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund. A Voting Period shall terminate upon all of the foregoing conditions ceasing to exist.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares upon the further occurrence of any of the events described in this paragraph (b)(i).

(ii)        Notice of Special Meeting.    As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b)(i) of this Section 5, the Fund shall call a special meeting of such holders, and the Fund shall mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 calendar days after the date of mailing of such notice. If a special meeting is not called by the Fund, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b)(i) of this Section 5 on a one-vote-per-share basis.

(iii)        Terms of Office of Existing Trustees.    The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of other Preferred Shares of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders of

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other Preferred Shares, together with the two incumbent trustees elected by the Holders and such other holders of other Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv)        Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period.    Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b)(i) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b)(i) of this Section 5.

(c)        Holders of MFP Shares to Vote on Certain Other Matters.

(i)        Certain Amendments Requiring Approval of MFP Shares.    Except as otherwise permitted by the terms of this Statement including, without limitation, Section 4 hereof, so long as any MFP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the MFP Shares Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, (x) to modify the terms of Section 1, Section 4(e), Section 8, Section 10(b)(i), Section 11 or Section 12(a) of this Statement or (y) so as to materially and adversely affect any preference, right or power of such MFP Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 9 hereof shall not be considered to materially and adversely affect the rights and preferences of the MFP Shares, (ii) a division of an MFP Share shall be deemed to materially and adversely affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the MFP Shares and (iii) a Supplement establishing terms and conditions for a new Mode in accordance with Section 4 hereof or a modification of a Supplement then in effect in accordance with the terms of Section 4(d) hereof shall not be considered to materially and adversely affect the rights and preferences of the MFP Shares. For purposes of the foregoing, no other matter shall be deemed to materially and adversely affect any preference, right or power of an MFP Share or the Holder thereof unless such matter (i) reduces or abolishes any preferential right of such MFP Share or (ii) reduces or abolishes any right in respect of redemption of such MFP Share applicable to the Mode then in effect (other than solely as a result of a division of an MFP Share or as provided in the Supplement designating such Mode in accordance with Section 4 hereof). So long as any MFP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of at least 66 2/3% of the Holders of the MFP Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. Additionally, notwithstanding the foregoing, (1) (x) no extension of the Term Redemption Date or (y) reduction or repeal of the Liquidation Preference of the MFP Shares that adversely affects the rights of the Holders of the MFP Shares relative to each other or any other shares of the Fund shall be effected without, in each case, the prior unanimous vote or consent of the Holders of the MFP Shares, and (2) with respect to a Supplement then in effect, no change reducing the amount or extending the timing of any payment due on the MFP Shares or adversely affecting the taxability of any payments due on the MFP Shares, in each case, other than in accordance with the terms of such Supplement, or to the obligation of the Fund to (x) pay the Redemption Price on any Redemption Date, (y) accumulate dividends at the Dividend Rate for, or other required distributions

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on, the MFP Shares, or (z) pay the Optional Redemption Premium, if any, shall be effected without, in each case, the prior unanimous vote or consent of the Holders of the MFP Shares in the Mode to which such Supplement relates. No vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement including any Supplement hereto.

(ii)        1940 Act Matters.    Unless a higher percentage is provided for in the Declaration, the affirmative vote of the holders of at least a “majority of the Outstanding Preferred Shares,” including MFP Shares, Outstanding at the time, voting as a separate class, shall be required to approve (A) any conversion of the Fund from a closed-end to an open-end investment company, (B) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (C) any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the Outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

(iii)        Exclusive Right to Vote on Certain Matters.    Except as otherwise required by the 1940 Act, other applicable law or the Declaration, (i) whenever a vote of Holders of MFP Shares is otherwise required by this Statement, Holders of Outstanding MFP Shares will be entitled as a series, to the exclusion of the holders of all other shares, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest of the Fund, to vote on matters affecting MFP Shares only and (ii) Holders of Outstanding MFP Shares will not be entitled to vote on matters affecting any other Preferred Shares that do not adversely affect any of the rights of Holders of MFP Shares, as expressly set forth in the Declaration and this Statement.

(d)        Fund May Take Certain Actions Without Shareholder Approval.     Notwithstanding the foregoing, nothing in this Section 5 is intended in any way to limit the ability of the Board of Trustees to amend or alter other provisions of this Statement or any Supplement, without the vote, approval or consent of any Holder of MFP Shares, or any other shareholder of the Fund, as otherwise provided in this Statement or any such Supplement; provided, that nothing in this Statement or any Supplement shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Beneficial Owner of MFP Shares with regard to any special rights of such Holder or Beneficial Owner with respect to its investment in the Fund.

(e)        Voting Rights Set Forth Herein are Sole Voting Rights.    Unless otherwise required by law, the Holders of MFP Shares shall not have any voting rights, relative rights or preferences or other special rights other than those specifically set forth herein.

(f)        No Preemptive Rights or Cumulative Voting.    The Holders of MFP Shares shall have no preemptive rights or rights to cumulative voting.

(g)        Sole Remedy for Fund’s Failure to Pay Dividends.    In the event that the Fund fails to pay any dividends on the MFP Shares, the sole remedy of the Holders under this Statement, without limitation of any rights to payment of such dividends or other rights under the Declaration, this Statement (including any Supplement hereto) and applicable law, shall be the right to vote for trustees pursuant to the provisions of this Section 5.

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(h)        Holders Entitled to Vote.    For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any MFP Share and no MFP Share shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been provided as set forth in paragraph (c) of Section 10 of this Statement and Deposit Securities with a Market Value at least equal to the Redemption Price for the redemption of such shares shall have been deposited in trust with the Tender and Paying Agent for that purpose. MFP Shares owned (legally or beneficially) or controlled by the Fund shall not have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

6.        Asset Coverage.    The Fund shall maintain minimum Asset Coverage as provided in the Supplement applicable to the Mode then in effect.

7.        Rating Agencies.

(a)        The Fund is not required to maintain any particular short-term or long-term ratings for the MFP Shares, and the Fund, without the vote, approval or consent of any holder of Preferred Shares, including the MFP Shares, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining, maintaining or changing the rating of any Rating Agency which is then rating the MFP Shares, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of MFP Shares or the Holders thereof.

(b)        The Fund may, at any time, replace a Rating Agency or terminate the services of any Rating Agencies then providing a rating for the MFP Shares without replacement, in either case, without the vote, approval or consent of Holders of MFP Shares or other shareholders of the Fund. In the event a Rating Agency ceases to furnish a rating for the MFP Shares or the Fund terminates the services of a Rating Agency then providing a rating for the MFP Shares, such rating, to the extent it would have been taken into account in any of the provisions of the MFP Shares included in this Statement, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account.

8.        Restrictions on Dividends and Other Distributions.

(a)        Dividends on Preferred Shares Other than the MFP Shares.    Except as set forth in the next sentence, no dividends and other distributions shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with the MFP Shares for any period unless full cumulative dividends and other distributions have been or contemporaneously are declared and paid on the shares of each series of Preferred Shares through its most recent dividend payment date. When dividends and other distributions due are not paid in full upon the shares of each series of Preferred Shares through its most recent dividend payment date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with the MFP Shares through their most recent respective dividend payment dates, all dividends declared and paid upon the

A1-17

MFP Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with the MFP Shares shall be declared and paid pro rata so that the amount of dividends declared and paid per share on the MFP Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the MFP Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared and paid per MFP Share shall be based on the Dividend Rate for such share for the Dividend Periods during which dividends were not paid in full).

(b)        Dividends and Other Distributions With Respect to Common Shares Under the 1940 Act.    The Board of Trustees shall not declare or pay any dividend or distribution (except a dividend payable in Common Shares) upon the Common Shares, or purchase or redeem or otherwise acquire for consideration any Common Shares or pay any proceeds of the liquidation of the Fund in respect of any Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

(c)        Other Restrictions on Dividends and Other Distributions.    For so long as any MFP Share is Outstanding, and except as set forth in paragraph (a) of this Section 8 and paragraph (b) of Section 11 hereof, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the MFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the MFP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the MFP Shares through the most recently ended Dividend Period therefor shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Tender and Paying Agent and (ii) the Fund has redeemed the full number of MFP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto.

9.        Issuance of Additional Preferred Shares.    So long as any MFP Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of Preferred Shares ranking on a parity with MFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding MFP Shares, and authorize, issue and sell additional shares of any such series of Preferred Shares then Outstanding or so established and created, including additional MFP Shares, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such

A1-18

Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have at least the Asset Coverage (calculated in the same manner as is contemplated by the Supplement for the Mode then in effect) specified in the Supplement for the Mode then in effect.

10.        Redemption.

(a)        Optional Redemption.    The MFP Shares may be redeemed, at the option of the Fund, on such terms and conditions as are set forth in the Supplement applicable to the Mode then in effect.

(b)        Mandatory Redemption.

(i)        The Fund shall redeem all Outstanding MFP Shares on the Term Redemption Date, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, such date.

(ii)        The MFP Shares otherwise shall be subject to mandatory redemption by the Fund on such terms and conditions as are set forth in the Supplement applicable to the Mode then in effect.

(c)        Notice of Redemption.    The Fund will send a notice of redemption (a “Notice of Redemption”) in accordance with the provisions set forth in the Supplement applicable to the Mode then in effect. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent not otherwise expressly stated herein and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(d)        No Redemption Under Certain Circumstances.    Notwithstanding the other provisions of this Section 10, except as otherwise required by law, the Fund shall not redeem any MFP Shares or other series of Preferred Shares unless all accumulated and unpaid dividends and other distributions on all Outstanding MFP Shares and shares of other series of Preferred Shares for all applicable past Dividend Periods (or the equivalent for other series of Preferred Shares) (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares for the payment of such dividends and other distributions) shall have been or are contemporaneously deposited with the Tender and Paying Agent or other applicable paying agent for such Preferred Shares in accordance with the terms of such Preferred Shares, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding MFP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding MFP Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and other distributions have not been paid.

(e)        Absence of Funds Available for Redemption.    To the extent that any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such

A1-19

redemption shall be made as soon as practicable to the extent such funds become available. A failure to redeem MFP Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been sent; provided, however, that the foregoing shall not apply in the case of the Fund’s failure to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares where (i) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (ii) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed MFP Shares for which a Notice of Redemption has been provided, dividends shall be declared and paid on MFP Shares in accordance with and subject to the conditions of this Statement and shall be included in the Redemption Price in respect of those MFP Shares for which a Notice of Redemption has been provided.

(f)        Tender and Paying Agent as Trustee of Redemption Payments by Fund.    All moneys paid to the Tender and Paying Agent for payment of the Redemption Price of MFP Shares called for redemption shall be held in trust by the Tender and Paying Agent for the benefit of Holders of shares so to be redeemed or returned to the Fund in accordance with paragraph (g) below.

(g)        Deposit with the Tender and Paying Agent; MFP Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding.    Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 10 in accordance with the Supplement for the Mode then in effect, the Fund shall irrevocably deposit with the Tender and Paying Agent in accordance with the Supplement for the Mode then in effect an aggregate amount of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the MFP Shares that are subject to such notice. Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 10, upon the deposit with the Tender and Paying Agent of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the MFP Shares that are the subject of such notice, dividends on such shares shall cease to accumulate, except as included in the Redemption Price, and such shares shall no longer be deemed to be Outstanding, for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in the Supplement for the Mode then in effect. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Tender and Paying Agent to the Holders of MFP Shares subject to redemption. In the case that fewer than all of the MFP Shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Tender and Paying Agent, promptly after the date fixed for redemption, any Deposit Securities deposited with the Tender and Paying Agent in excess of (i) the aggregate Redemption Price of the MFP Shares called for redemption on such date and (ii) all other amounts to which Holders of MFP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of MFP Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

A1-20

(h)        Compliance With Applicable Law.    In effecting any redemption pursuant to this Section 10, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

(i)        Only Whole MFP Shares May Be Redeemed.    In the case of any redemption pursuant to this Section 10, only whole MFP Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Tender and Paying Agent shall be authorized to round up so that only whole shares are redeemed.

(j)        Modification of Redemption Procedures.    Notwithstanding the foregoing provisions of this Section 10, the Fund may, in its sole discretion, modify the procedures set forth above and in the Supplement with respect to notification of redemption for the MFP Shares, provided that such modification does not materially and adversely affect the Holders of the MFP Shares or cause the Fund to violate any law, rule or regulation; and provided further that no such modification shall in any way alter the obligations of the Tender and Paying Agent without its prior written consent.

(k)        Term Redemption Liquidity Account and Liquidity Requirement.    (i) At least six months prior to the Term Redemption Date, the Fund shall cause the Custodian to earmark, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of the Outstanding MFP Shares. If, during the six-month period, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account as of the close of business on any Business Day is less than 110% of the Liquidation Preference of the Outstanding MFP Shares, then the Fund shall cause the Custodian and the Investment Adviser to take all such necessary actions, including earmarking additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account is at least equal to 110% of the Liquidation Preference of the Outstanding MFP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund earmarked as Liquidity Account Investments, the Investment Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such earmarking and to substitute therefor other Liquidity Account Investments, so long as (x) the assets of the Fund earmarked as Liquidity Account Investments at the close of business on such date have a Market Value at least equal to 110% of the Liquidation Preference of the Outstanding MFP Shares and (y) the assets of the Fund designated and earmarked as Deposit Securities at the close of business on such date have a Market Value at least equal to the Liquidity Requirement (if any) determined in accordance with paragraph (ii) below with respect to the Outstanding MFP Shares for such date. The Fund shall cause the Custodian not to permit, and the Fund shall otherwise not permit, any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(ii)        The Market Value of the Deposit Securities held in the Liquidity Account, from and after the day (or, if such day is not a Business Day, the next succeeding Business Day) preceding the Term Redemption Date specified in the table set forth below, shall

A1-21

not be less than the percentage of the Liquidation Preference for the Outstanding MFP Shares set forth below opposite such day (the “Liquidity Requirement”), but in all cases subject to the cure provisions of subsection (iii) below:

Number of Days Preceding the Term Redemption Date	Market Value of Deposit Securities as Percentage of Liquidation Preference
135	20%
105	40%
75	60%
45	80%
15	100%

(iii)        If the aggregate Market Value of the Deposit Securities included in the Liquidity Account as of the close of business on any Business Day is less than the Liquidity Requirement in respect of the Outstanding MFP Shares for such Business Day, then the Fund shall cause the earmarking of additional or substitute Deposit Securities in respect of the Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account is at least equal to the Liquidity Requirement for the Outstanding MFP Shares not later than the close of business on the next succeeding Business Day.

(iv)        The Deposit Securities included in the Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Redemption Price for the Outstanding MFP Shares. Upon the deposit by the Fund with the Tender and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the Outstanding MFP Shares on the Term Redemption Date for the Outstanding MFP Shares, the requirement of the Fund to maintain a Liquidity Account for the Outstanding MFP Shares as contemplated by this Section 10(k) shall lapse and be of no further force and effect.

11.        Liquidation Rights.

(a)        Distributions Upon Liquidation.    Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of MFP Shares then Outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the MFP Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of this Statement in connection with the liquidation of the Fund. After the payment to the Holders of the MFP Shares of the full preferential amounts provided for in this paragraph (a), the Holders of MFP Shares as such shall have no right or claim to any of the remaining assets of the Fund.

(b)        Pro Rata Distributions.    In the event the assets of the Fund available for distribution to the Holders of MFP Shares upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 11, no such distribution shall be made on account of MFP or any shares of any other class or series of Preferred Shares ranking on a

A1-22

parity with the MFP Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the MFP Shares, ratably, in proportion to the full distributable amounts for which holders of MFP Shares and all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

(c)        Rights of Junior Shares.    Subject to the rights of the holders of shares of any other series or class or classes of shares ranking on a parity with the MFP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the MFP Shares as provided in paragraph (a) of this Section 11, but not prior thereto, any other series or class or classes of shares ranking junior to the MFP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the MFP Shares shall not be entitled to share therein.

(d)        Certain Events Not Constituting Liquidation.    Neither the sale of all or substantially all the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any business or statutory trust, corporation or other entity nor the merger, consolidation or reorganization of any business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 11.

12.        Miscellaneous.

(a)        Amendment of or Supplements to this Statement.    Subject to Section 5 hereof, in addition to adopting a Supplement or Supplements in accordance with Section 4 hereof, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise required by applicable law or any applicable Supplement), amend or supplement this Statement including any Supplement hereto, to (1) provide for the issuance of additional MFP Shares (and terms relating thereto), each such additional MFP Share to be governed by the terms of this Statement as so amended or supplemented, or (2) reflect any amendments or supplements to this Statement including amendments to any Supplement hereto made in accordance with Section 5(c)(i) hereto. Furthermore, subject only to the immediately preceding sentence, for purposes of any provision of this Statement that purports to limit the right of the Fund or the Board of Trustees to take any action with respect to this Statement or the MFP Shares, no amendment or supplement to a Supplement adopted for a Mode shall be considered to affect the rights and preferences of the MFP Shares or any Holder or Beneficial Owner thereof as in effect for any preceding or succeeding Mode.

(b)        No Fractional Shares.    No fractional MFP Shares shall be issued.

(c)        Status of MFP Shares Redeemed, Exchanged or Otherwise Acquired by the Fund.    MFP Shares which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares without designation as to series, provided, however, that any MFP Shares which are provisionally delivered by the Fund to or for the account of an agent of the Fund or to or for the account of a purchaser of such MFP Shares, but for which final payment is not received by the Fund, shall return to the status of authorized and unissued MFP Shares.

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(d)        Treatment of MFP Shares as Stock.    Each Holder and Beneficial Owner, by virtue of acquiring MFP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the MFP Shares as stock in the Fund.

(e)        Board May Resolve Ambiguities.    To the extent permitted by applicable law, without shareholder approval, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect.

(f)        Headings Not Determinative.    The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

(g)        Notices.    All notices or communications, unless otherwise specified in the by-laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person, by Electronic Means or mailed by first-class mail, postage prepaid. Any notice given to Holders or Beneficial Owners in accordance with the terms hereof or the applicable Supplement will be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice.

13.        Transfers.

(a)        Unless otherwise permitted by the Fund, a Beneficial Owner or Holder may sell, transfer or otherwise dispose of MFP Shares only in whole shares and only as permitted by the terms of the Supplement for the Mode then in effect. The Fund has not registered the MFP Shares under the Securities Act. Accordingly, the MFP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to persons the seller reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision or any exemption from registration available and otherwise in accordance with the legend set forth on the face of the MFP Shares.

(b)        If at any time the Fund is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to Holders and Beneficial Owners of MFP Shares and prospective purchasers of MFP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

14.        Global Certificate.

So long as any MFP Share shall be represented by one or more global certificates registered in the name of the Securities Depository or its nominee, no registration of transfer of such MFP Share shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

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IN WITNESS WHEREOF, Nuveen Quality Municipal Income Fund, having duly adopted this Statement, has caused these presents to be signed as of [•]     , 2019, in its name and on its behalf by its Chief Administrative Officer and attested by its Vice President and Assistant Secretary. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and such officers of the Fund have executed this Statement as officers and not individually, and the obligations of the Fund set forth in this Statement are not binding upon any such officers, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN QUALITY MUNICIPAL INCOME FUND
By:
Name: Cedric H. Antosiewicz
Title: Chief Administrative Officer

ATTEST:

Name:	Mark Winget
Title:	Vice President and Assistant Secretary

Signature Page to Statement (NAD Series B MFP)

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Appendix A-2

FORM OF SUPPLEMENT TO THE STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND

PREFERENCES

OF SERIES B MUNIFUND PREFERRED SHARES INITIALLY DESIGNATING THE

VARIABLE RATE MODE FOR THE SERIES B

MUNIFUND PREFERRED SHARES

A2-1

Appendix A2

NUVEEN QUALITY MUNICIPAL INCOME FUND

SUPPLEMENT TO THE STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND

PREFERENCES OF SERIES B MUNIFUND PREFERRED SHARES INITIALLY DESIGNATING THE VARIABLE RATE MODE FOR THE SERIES B MUNIFUND PREFERRED SHARES

(NAD SERIES B MFP)

A2-2

Page
ARTICLE 1	DEFINITIONS	A2-4
1.1	Definitions	A2-4
1.2	Interpretation	A2-13
ARTICLE 2	TERMS APPLICABLE TO THE INITIAL MODE FOR SERIES A MUNIFUND PREFERRED SHARES	A2-13
2.1	Dividends and Distributions	A2-13
2.2	Coverage & Leverage Tests	A2-16
2.3	Redemption	A2-17
2.4	Grant of Irrevocable Proxy	A2-22
2.5	Rating Agencies	A2-22
2.6	Issuance of Additional Preferred Shares	A2-22
2.7	Distributions with respect to Taxable Allocations	A2-23
2.8	Failed Transition Redemption Liquidity Account and Liquidity Requirement	A2-24
2.9	Termination	A2-25
2.10	Actions on Other than Business Days	A2-25
2.11	Modification	A2-25
2.12	Transfers	A2-25
2.13	Acknowledgement of Contractual Rights	A2-26
ARTICLE 3	DESIGNATION OF NEW MODE OR MODE EXTENSION	A2-26
3.1	General Provisions	A2-26
3.2	Election and Notice of Mode Extension or Change	A2-27
3.3	Extension of the Initial Mode or Transition to a New Mode	A2-27
3.4	Failed Transition Event	A2-30
3.5	Optional Early Transition to New Mode at the Option of the Fund	A2-30

A2-3

NUVEEN QUALITY MUNICIPAL INCOME FUND

SUPPLEMENT TO THE STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF SERIES B MUNIFUND PREFERRED SHARES INITIALLY DESIGNATING THE VARIABLE RATE MODE FOR THE SERIES B MUNIFUND PREFERRED SHARES

This Supplement to the Statement Establishing and Fixing the Rights and Preferences of Series B MuniFund Preferred Shares Initially Designating the Variable Rate Mode for the Series B MuniFund Preferred Shares (this “Supplement”) designates the Initial Mode (as defined below) as a Variable Rate Mode for the Series B MuniFund Preferred Shares of Nuveen Quality Municipal Income Fund (the “Fund”). This Supplement establishes, pursuant to Section 4 of the Statement Establishing and Fixing the Rights and Preferences of Series B MuniFund Preferred Shares, effective [•] (the “Statement”), the additional or different terms and conditions of the Series B MuniFund Preferred Shares for the Variable Rate Mode commencing on the Mode Commencement Date and ending on the Mode Termination Date (subject to early transition in accordance with Section 3.5 below or extension in accordance with Section 3.1(a)(i) below or in the event of a Failed Transition Event (defined below)).

ARTICLE 1

DEFINITIONS

1.1        Definitions.    Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to them in the Statement. The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Additional Amount Payment” means a payment to a Beneficial Owner of MFP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Beneficial Owner to which such Additional Amount Payment relates, would cause such Beneficial Owner’s dividends in dollars (after regular federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such Beneficial Owner if the amount of such aggregate Taxable Allocations would have been excludable (for regular federal income tax purposes) from the gross income of such Beneficial Owner. Such Additional Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Beneficial Owner of MFP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; (iii) only taking into account the regular federal income tax (and the tax imposed under Section 1411 of the Code or any successor provision) with respect to dividends received by the Fund (that is, without giving effect to any other federal tax based on income) and (iv) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is reported as an exempt-interest dividend for purposes of Section 852(b)(5) of the Code) would be taxable in the hands of each Beneficial Owner of MFP Shares at the maximum marginal regular federal individual income tax rate (taking account of the tax imposed under Section 1411 of the Code or any successor provision) applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is made.

A2-4

“Agent Member” has the meaning set forth in the Statement.

“Applicable Spread” means, with respect to any Dividend Reset Period, the percentage per annum set forth opposite the highest applicable credit rating most recently assigned to the MFP Shares by any Rating Agency in the table set forth directly below on the Rate Determination Date for such Dividend Reset Period; provided, however, that, “Applicable Spread” shall not apply for any Dividend Reset Period or portion thereof occurring during the Failed Transition Period, if any, except in the case of an Increased Rate Period occurring during the Failed Transition Period.

Long Term Ratings*
Fitch	Applicable Percentage**
AAA to AA	[•]%
AA-	[•]%
A+	[•]%
A	[•]%
A-	[•]%
BBB+	[•]%
BBB	[•]%
BBB-	[•]%
*And/or the equivalent ratings of another Rating Agency then rating the MFP Shares utilizing the highest of the ratings of the Rating Agencies then rating the MFP Shares.	**Unless an Increased Rate Period is in effect or the Increased Rate otherwise applies to any portion of a Dividend Reset Period, in which case the Applicable Spread shall be [•]% for such Increased Rate Period or such portion of a Dividend Reset Period, as the case may be.

“Asset Coverage” has the meaning set forth in the Statement.

“Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain Asset Coverage of at least 225% as of the close of business on a Business Day (as required by Section 2.2(a)), the date that is thirty (30) calendar days following such Business Day.

“Below Investment Grade” means, as of any date, the following ratings with respect to each Rating Agency (to the extent it is a Rating Agency on such date):

(i)        lower than BBB-, in the case of Fitch; and

(ii)      lower than an equivalent long-term credit rating to that set forth in clause (i), in the case of any other Rating Agency.

“Beneficial Owner” has the meaning set forth in the Statement.

“Business Day” has the meaning set forth in the Statement.

“Closed-End Funds” has the meaning set forth in Section 2.12.

“Code” has the meaning set forth in the Statement.

“Custodian” has the meaning set forth in the Statement.

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“Declaration” has the meaning set forth in the Statement.

“Deposit Securities” has the meaning set forth in the Statement.

“Dividend Default” has the meaning set forth in Section 2.1(f)(i).

“Dividend Payment Date” means (i) the first Business Day of each calendar month, commencing on (and including) [•], (ii) the first Business Day following the last calendar day of the Initial Mode, (iii) the New Mode Commencement Date (and the date, if any, to which it shall have been postponed in accordance with Section 3.3(e)) and (iv) each other date designated for the payment of dividends in accordance with this Supplement, including, as applicable, any Special Dividend Payment Date.

“Dividend Period” means, with respect to any Dividend Payment Date, (i) in the case of the first Dividend Payment Date, the period from and including the Mode Commencement Date to and including [•], and (ii) for each subsequent Dividend Payment Date, (a) for each regular monthly Dividend Payment Date following a regular monthly Dividend Payment Date, the period from and including the first calendar day of the month ending immediately preceding the month in which the current Dividend Payment Date falls to and including the last calendar day of such month, (b) for each regular monthly Dividend Payment Date following a Special Dividend Payment Date, the period from and including the Special Dividend Payment Date to and including the last calendar day of the month immediately preceding the month in which the current Dividend Payment Date falls, (c) for each Special Dividend Payment Date following a regular monthly Dividend Payment Date, the period from and including the first calendar day of the month in which such regular monthly Dividend Payment Date falls to but excluding the Special Dividend Payment Date, and (d) for each Special Dividend Payment Date following another Special Dividend Payment Date, the period from and including the prior Special Dividend Payment Date to but excluding the current Special Dividend Payment Date. Notwithstanding the foregoing, the final Dividend Period in the Initial Mode shall end on and include the last calendar day of the Initial Mode.

“Dividend Rate” means, with respect to any Dividend Reset Period and subject to the adjustment described in Section 2.7, for the Initial Dividend Reset Period, the Index Rate for the Initial Dividend Reset Period plus the Applicable Spread for such Dividend Reset Period and for each Subsequent Dividend Reset Period, the Index Rate in effect as of the Dividend Reset Date constituting the first day of such Dividend Reset Period plus the Applicable Spread for such Dividend Reset Period; provided, however, that, with respect to any Increased Rate Period (or any portion of a Dividend Reset Period to which the Increased Rate otherwise applies), the Dividend Rate shall mean the Increased Rate for such Increased Rate Period (or such portion of a Dividend Reset Period); provided further, that for any Dividend Reset Period (or portion thereof) during the Failed Transition Period, if any, “Dividend Rate” shall mean the Failed Transition Period Dividend Rate; and provided further that the Dividend Rate for any Dividend Reset Period (or portion thereof) shall in no event exceed the Maximum Rate.

“Dividend Reset Date” means the Mode Commencement Date and, thereafter, the first day of each Dividend Reset Period.

“Dividend Reset Period” means the Initial Dividend Reset Period and any Subsequent Dividend Reset Period.

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“Effective Leverage Ratio” has the meaning set forth in Section 2.2(d).

“Effective Leverage Ratio Cure Date” has the meaning set forth in Section 2.3(c)(ii)(A).

“Electronic Means” has the meaning set forth in the Statement.

“Failed Transition Event” means that either (i) the Transition Notice required by Section 3.3(e) states that the Transition Remarketing Agent was unable to successfully remarket all of the MFP Shares to be purchased on the New Mode Commencement Date, (ii) the remarketing proceeds for any tendered MFP Shares are not received for any reason (x) by the Tender and Paying Agent by 4:30 p.m., New York City time or (y) if payment is made directly to the Beneficial Owners, by the Beneficial Owners by 3:00 p.m., New York City time, subject to the proviso in Section 3.3(e), in each case, on the New Mode Commencement Date, or (iii) the Fund has otherwise been unsuccessful in extending the Initial Mode or establishing a new Mode (in each of which cases the related MFP Shares will be treated as not having been successfully remarketed).

“Failed Transition Period” means, upon the occurrence of a Failed Transition Event, the period commencing on the date of such Failed Transition Event and ending on the earlier to occur of (i) the Failed Transition Redemption Date and (ii) the redemption, repurchase or successful Transition Remarketing of 100% of the Outstanding MFP Shares in accordance with the terms of this Supplement.

“Failed Transition Period Applicable Spread” means, for each Dividend Reset Period or portion thereof occurring while the Failed Transition Period, if any, has occurred and is continuing: 200 basis points (2.00%) (up to 59 days of the continued Failed Transition Period), 225 basis points (2.25%) (60 days but fewer than 90 days of the continued Failed Transition Period), 250 basis points (2.50%) (90 days but fewer than 120 days of the continued Failed Transition Period), 275 basis points (2.75%) (120 days but fewer than 150 days of the continued Failed Transition Period), 300 basis points (3.00%) (150 days but fewer than 180 days of the Failed Transition Period), and 400 basis points (4.00%) (180 days or more of the continued Failed Transition Period).

“Failed Transition Period Dividend Rate” means, with respect to any Dividend Reset Period (or portion thereof) occurring during the Failed Transition Period, if any, subject to the adjustment described in Section 2.7(a), the Index Rate for such Dividend Reset Period (or portion thereof) plus the Failed Transition Period Applicable Spread for such Dividend Reset Period (or portion thereof); provided, however, that, with respect to any Increased Rate Period (or any portion of a Dividend Reset Period to which the Increased Rate otherwise applies), the Failed Transition Period Dividend Rate shall mean the Increased Rate for such Increased Rate Period (or such portion of a Dividend Reset Period); and provided further, that the Failed Transition Period Dividend Rate for any Dividend Reset Period (or portion thereof) shall in no event exceed the Maximum Rate.

“Failed Transition Redemption Date” means [•], only if a Failed Transition Period has occurred and is continuing as of such date.

“Fitch” has the meaning set forth in the Statement.

“Fund” has the meaning set forth the preamble to this Supplement.

“Holder” has the meaning set forth in the Statement.

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“Increased Rate” means, for any Increased Rate Period or any portion of a Dividend Reset Period to which the Increased Rate otherwise applies, the Index Rate for such Increased Rate Period or portion thereof plus an Applicable Spread of [•]%.

“Increased Rate Period” has the meaning set forth in Section 2.1(f)(i).

[“Index Rate” means, with respect to any Dividend Reset Period or portion thereof, (i) the SIFMA Municipal Swap Index made available by approximately 4:00 p.m., New York City time, on the Rate Determination Date for such Dividend Reset Period or (ii) if such index is not made so available on such date, the SIFMA Municipal Swap Index as determined on the previous Rate Determination Date.]

[“Index Rate” means, with respect to any Dividend Reset Period or portion thereof, (i) [•]% of One-month LIBOR as determined on the Rate Determination Date for such Dividend Reset Period or (ii) if such index is not made so available on such date, [•]% of One-month LIBOR as determined on the previous Rate Determination Date.]

“Initial Dividend Reset Period” means the period commencing on and including the Mode Commencement Date and ending on, and including, [•].

“Initial Mode” means the Variable Rate Mode designated by this Supplement for the period commencing on the Mode Commencement Date and ending on the Mode Termination Date.

“Investment Adviser” has the meaning set forth in the Statement.

“Liquidation Preference” has the meaning set forth in the Statement.

“Liquidity Account” in connection with a Failed Transition Redemption, has the meaning set forth in Section 2.8(a).

“Liquidity Account Investments” has the meaning set forth in the Statement.

“Liquidity Requirement” in connection with a Failed Transition Redemption, has the meaning set forth in Section 2.8(b).

[“London Banking Day” means a day on which commercial banks are open for business, including dealings in U.S. dollars, in London.]

“Mandatory Tender” means the mandatory tender of all MFP Shares by the Beneficial Owners thereof for Transition Remarketing and purchase on the New Mode Commencement Date.

“Market Value” has the meaning set forth in the Statement.

“Maximum Rate” means 15% per annum.

“Mode” has the meaning set forth in the Statement.

“Mode Commencement Date” means [•].

“Mode Extension/Change Notice” has the meaning set forth in Section 3.2(a).

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“Mode Termination Date” means the earliest of (i) the Optional Early Transition Date, in the case of a successful transition to a new Mode pursuant to Section 3.5, (ii) [•], in the event of a successful transition to a new Mode upon expiration of the Initial Mode, as such date may be extended in accordance with Section 3.1(a)(i) and (iii) the Failed Transition Redemption Date, as it may be extended in accordance with Section 3.1(a)(i).

“MuniFund Preferred Shares” or “MFP Shares” has the meaning set forth in the Statement and as used in this Supplement refers only to the Series B MuniFund Preferred Shares.

“New Mode Commencement Date” has the meaning set forth in Section 3.1(a).

“Notice of Redemption” has the meaning set forth in Section 2.3(e)(i).

“Notice of Taxable Allocation” has the meaning set forth in Section 2.7(a).

“NRSRO” has the meaning set forth in the Statement.

“Nuveen Person” means the Investment Adviser or any affiliated person of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a redemption or purchase of the MFP Shares which are to be cancelled within ten (10) days of purchase by the Fund).

[“One-month LIBOR” means:

(1)        the rate for one-month deposits in U.S. dollars, commencing on the applicable Dividend Reset Date, that appears on the Designated LIBOR Page (as defined below) as of 11:00 A.M., London time, on the applicable Rate Determination Date; or

(2)        if the rate referred to in clause (1) does not appear on the Designated LIBOR Page, or is not so published by 11:00 A.M., London time, on the applicable Rate Determination Date, the rate calculated by the Calculation Agent (as defined below) as the arithmetic mean of at least two quotations obtained by the Calculation Agent after requesting the principal London offices of four major reference banks in the London interbank market to provide the Calculation Agent with its offered quotation for one-month deposits in U.S. dollars, commencing on the applicable Dividend Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on the applicable Rate Determination Date and in a principal amount that is representative for a single transaction in the U.S. dollars in that market at that time; or

(3)        if fewer than two quotations referred to in clause (2) are so provided, the rate on the applicable Rate Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., New York City time, in The City of New York on the applicable Rate Determination Date by three major banks in The City of New York selected by the Calculation Agent for one-month loans in U.S. dollars to leading European banks commencing on the applicable Dividend Reset Date, and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time; or

(4)        if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (3), One-month LIBOR as previously in effect on the applicable Dividend Reset Date.

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Notwithstanding the foregoing, if (A) One-month LIBOR determined as set forth above in respect of any Dividend Reset Date would otherwise be less than zero (0), One-month LIBOR for such Dividend Reset Date will be deemed to be zero (0), and (B) One-month LIBOR no longer appears or is not otherwise calculable as provided above, then One-month LIBOR shall mean such other reasonably comparable index selected in good faith by the Board of Trustees.

For purposes of the definition of One-month LIBOR, the following terms shall have the respective meanings as set forth below:

“Calculation Agent” means The Bank of New York Mellon, or any successor Calculation Agent appointed by the Fund.

“Designated LIBOR Page” means the display on Bloomberg, or any successor service, on Page BBAL or any page as may replace that specified page on that service for the purpose of displaying the London interbank rates of major banks for U.S. dollars.]

“Optional Early Transition Date” has the meaning set forth in Section 3.5(a).

“Optional Early Transition” has the meaning set forth in Section 3.5(a).

“Optional Redemption Date” has the meaning set forth in Section 2.3(d)(i).

[“Optional Redemption Premium” means with respect to each MFP Share to be redeemed an amount equal to:

(A)        if the Optional Redemption Date for such MFP Share occurs prior to [•], the product of (i) [•], (ii) the Liquidation Preference of such MFP Share and (iii) a fraction, the numerator of which is the number of days from and including the date of redemption to and including [•] and the denominator of which is the actual number of days from and including [•] to and including [•]; or

(B)        if the Optional Redemption Date for such MFP Share occurs on or after [•], zero.]

“Outstanding” has the meaning set forth in the Statement.

“Person” has the meaning set forth in the Statement.

“Preferred Shares” has the meaning set forth in the Statement.

“Purchase Agreement” means the Initial Series B MuniFund Preferred Shares (MFP) Purchase Agreement to be dated as of [•] between the Fund and the Purchaser, as the same may be amended, restated or modified from time to time in accordance with its terms.

“Purchase Price” means an amount equal to the Liquidation Preference of each MFP Share to be purchased on the New Mode Commencement Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the New Mode Commencement Date.

“Purchaser” means [•], as the purchaser of the MFP Shares pursuant to the Purchase Agreement.

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[“Rate Determination Date” means, with respect to the Initial Dividend Reset Period, the [•] and, with respect to any Subsequent Dividend Reset Period, the last day of the immediately preceding Dividend Reset Period or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day.]

[“Rate Determination Date” means, with respect to the Initial Dividend Reset Period, [•] and, with respect to any Subsequent Dividend Reset Period, the date that is two London Banking Days preceding the Dividend Reset Date for such Subsequent Dividend Reset Period.]

“Rating Agencies” means, as of any date, (i) Fitch and (ii) any other NRSRO designated as a Rating Agency on such date in accordance with Section 2.5, in each case above, to the extent it maintains a rating on the MFP Shares on such date and the Board of Trustees has not terminated its designation as a Rating Agency in accordance with Section 2.5. Fitch has initially been designated as a Rating Agency for purposes of the MFP Shares. In the event that at any time any Rating Agency (i) ceases to be a Rating Agency for purposes of the MFP Shares and such Rating Agency has been replaced by another Rating Agency in accordance with Section 2.5, any references to any credit rating of such replaced Rating Agency in this Supplement shall be deleted for purposes hereof as provided below and shall be deemed instead to be references to the equivalent credit rating of the other Rating Agency that has replaced such Rating Agency using the most recent published credit ratings for the MFP Shares of such replacement Rating Agency or (ii) designates a new rating definition for any credit rating of such Rating Agency with a corresponding replacement rating definition for such credit rating of such Rating Agency, any references to such replaced rating definition of such Rating Agency contained in this Supplement shall instead be deemed to be references to such corresponding replacement rating definition. Notwithstanding anything to the contrary in Section 7 of the Statement, in the event that at any time the designation of any Rating Agency as a Rating Agency for purposes of the MFP Shares is terminated in accordance with Section 2.5, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of this Supplement for the MFP Shares, shall be disregarded, and only the ratings of the then-designated Rating Agencies for the MFP Shares shall be taken into account for purposes of this Supplement, provided that, for purposes of determining the Dividend Rate applicable to a Dividend Reset Period, any designation of a Rating Agency after the Rate Determination Date for such Dividend Reset Period will take effect on or as of the next succeeding Rate Determination Date.

“Rating Agency Guidelines” means the guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to the MFP Shares.

“Ratings Event” has the meaning set forth in Section 2.1(f)(i).

“Redemption Date” has the meaning set forth in Section 2.3(e)(i).

“Redemption Default” has the meaning set forth in Section 2.1(f)(i).

“Redemption Price” means, for each MFP Share to be redeemed pursuant to Section 2.3, a price per share equal to (x) the Liquidation Preference per MFP Share plus (y) an amount equal to all unpaid dividends and other distributions on such MFP Share accumulated from and including the Date of Original Issue of such MFP Share to (but excluding) the date fixed for such redemption by the Board of Trustees (whether or not earned or declared by the Fund, but without interest thereon, and subject to Section 2.3(e)(vi)), [plus, (z) in the case of an optional redemption pursuant to

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Section 2.3(d), the Optional Redemption Premium (if any) per MFP Share that is applicable to an optional redemption of MFP Shares that is effected on the applicable Optional Redemption Date].

“Required Beneficial Owners” means the Beneficial Owners of 100% of the Outstanding MFP Shares.

“Retention Transition” has the meaning set forth in Section 3.3(c).

“Securities Depository” has the meaning set forth in the Statement.

[“SIFMA Municipal Swap Index” means the Securities Industry and Financial Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Bloomberg or its successor, or as otherwise designated by the Securities Industry and Financial Markets Association; provided, however, that if such index is no longer produced by Bloomberg or its successor, then SIFMA Municipal Swap Index shall mean (i) the S&P Municipal Bond 7 Day High Grade Rate Index produced by Standard & Poor’s Financial Services LLC or its successors or (ii) if the S&P Municipal Bond 7 Day High Grade Rate Index is no longer produced, such other reasonably comparable index selected in good faith by the Board of Trustees of the Fund.]

“Special Dividend Payment Date” has the meaning set forth in Section 2.1(g).

“Statement” has the meaning set forth in the preamble to this Supplement.

[“Subsequent Dividend Reset Period” means the period from, and including, the first day following the Initial Dividend Reset Period to, and including, the next Wednesday (or, if such Wednesday is not a Business Day, the next Business Day) and each subsequent period from, and including, the first day following the end of the previous Subsequent Dividend Reset Period to, and including, the next Wednesday (or, if such Wednesday is not a Business Day, the next Business Day). Notwithstanding the foregoing, the final Dividend Reset Period in the Initial Dividend Mode shall end on and include the Mode Termination Date.]

[“Subsequent Dividend Reset Period” means the period from, and including, the first calendar day of the month following the Initial Dividend Reset Period to, and including, the last calendar day of such month and each subsequent period from and including the first calendar day of the month to and including the last calendar day of the month. Notwithstanding the foregoing, the final Dividend Reset Period in the Initial Mode shall end on and include the Mode Termination Date.]

“Supplement” has the meaning set forth in the preamble to this Supplement.

“Tax Event” has the meaning set forth in Section 2.1(f)(i).

“Taxable Allocation” means the allocation of any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid in respect of the MFP Shares.

“Tender and Paying Agent” means The Bank of New York Mellon and its successors or any other tender and paying agent appointed by the Fund with respect to the MFP Shares.

“Tender and Paying Agent Agreement” means the Tender and Paying Agent Agreement dated as of [•], by and between the Fund and the Tender and Paying Agent, and as the same may be amended, restated or modified from time to time, or any similar agreement between the Fund and any other tender and paying agent appointed by the Fund.

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“Term Redemption Date” has the meaning set forth in the Statement.

“Transition Notice” has the meaning set forth in Section 3.3(e).

“Transition Remarketing” means the remarketing of the MFP Shares by the Transition Remarketing Agent on behalf of the Beneficial Owners thereof pursuant to the Mandatory Tender in connection with the transition from the Initial Mode to a new Mode.

“Transition Remarketing Agent” means the entity or entities appointed as such by the Fund to conduct the Transition Remarketing.

“Variable Rate Mode” means the Mode established for the MFP Shares by the terms and conditions of the Statement as modified by this Supplement.

1.2        Interpretation.

(a)        General.    The headings preceding the text of Sections included in this Supplement are for convenience only and shall not be deemed part of this Supplement or be given any effect in interpreting this Supplement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Supplement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Supplement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. References to Sections shall refer to those portions of this Supplement, unless otherwise provided. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Supplement as a whole and not to any particular Article, Section or clause of this Supplement.

(b)        Interpretation of the Statement and this Supplement.    Subject to Section 4(e) of the Statement, the terms and conditions of the MFP Shares set forth in this Supplement supersede the terms and conditions of the Statement, to the extent inconsistent therewith, for the Variable Rate Mode.

(c)        This Supplement shall be effective on the Mode Commencement Date.

ARTICLE 2

TERMS APPLICABLE TO THE INITIAL MODE FOR SERIES B

MUNIFUND PREFERRED SHARES

2.1        Dividends and Distributions.

(a)        Applicable Rates.    The amount of dividends per share payable on MFP Shares on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for

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each Dividend Reset Period (or portion thereof) in the related Dividend Period. The amount of dividends per share accumulated for each such Dividend Reset Period (or portion thereof) shall be computed by (i) multiplying the Dividend Rate in effect for MFP Shares for such Dividend Reset Period (or portion thereof) by a fraction, the numerator of which shall be the actual number of days in such Dividend Reset Period (or portion thereof) and the denominator of which shall be [the actual number of days in the year in which such Dividend Reset Period (or portion thereof) occurs (365 or 366)] [360] and (ii) multiplying the product determined pursuant to clause (i) by the Liquidation Preference for a MFP Share. The Dividend Rate shall be adjusted to the Increased Rate for each Increased Rate Period as provided in Section 2.1(f) below. For each Dividend Reset Period (or portion thereof) during the Failed Transition Period, if any, the Dividend Rate shall be the Failed Transition Period Dividend Rate.

(b)        Dividend Declaration and Entitlement.    Dividends on MFP Shares with respect to any Dividend Period shall be declared to the Holders of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period and shall be paid as provided in Section 2.1(e) hereof. In connection with any transfer of MFP Shares, the transferor shall, subject to any agreement between the transferor and transferee, transfer to the transferee the transferor’s right to receive from the Fund any unpaid dividends so declared for each day prior to the transferee becoming the Holder or Beneficial Owner, as applicable, of the MFP Shares in consideration of a portion of the purchase price for such MFP Shares paid by the transferee.

(c)        Dividend Payment by Fund to Tender and Paying Agent.    Not later than 5:00 p.m., New York City time, on the Business Day immediately preceding each Dividend Payment Date, the Fund shall deposit with the Tender and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and other distributions, if any, that are payable on such Dividend Payment Date in respect of the MFP Shares. The Fund may direct the Tender and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities so deposited prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same-day funds at the opening of business on such Dividend Payment Date.

(d)        Tender and Paying Agent as Trustee of Dividend Payments by Fund.    All Deposit Securities deposited with the Tender and Paying Agent for the payment of dividends and other distributions, if any, payable on MFP Shares shall be held in trust for the payment of such dividends and other distributions by the Tender and Paying Agent for the benefit of the Holders of the MFP Shares entitled to the payment of such dividends and other distributions pursuant to Section 2.1(e). Any moneys paid to the Tender and Paying Agent in accordance with the foregoing but not applied by the Tender and Paying Agent to the payment of dividends and other distributions, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

(e)        Dividends Paid to Holders.    Dividends and any distributions made pursuant to Section 2.7(a) on the MFP Shares shall be paid on each Dividend Payment Date to the Holders of the MFP Shares as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or, if such day is not a Business Day, the next preceding Business Day). Dividends and any distributions made pursuant to Section 2.7(a) in arrears on MFP Shares for any past Dividend Period may be declared (to the extent not previously

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declared) and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of such shares as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments of other distributions on MFP Shares which may be in arrears.

(f)        Increased Rate.    (i) The Dividend Rate shall be adjusted to the Increased Rate for each Increased Rate Period. Subject to the cure provisions of Section 2.1(f)(iii), an “Increased Rate Period” shall commence (A) on a Dividend Payment Date if the Fund has failed (as a result of complying with Section 8(a) of the Statement or otherwise) to deposit with the Tender and Paying Agent by 12:00 noon, New York City time, on such Dividend Payment Date, Deposit Securities that will provide funds available to the Tender and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on the MFP Shares payable on such Dividend Payment Date (a “Dividend Default”), and continue to, but excluding, the Business Day on which such Dividend Default has ended as contemplated by Section 2.1(f)(ii); (B) on an applicable Redemption Date (or any thereof) if the Fund has failed (as a result of complying with Section 8(a) of the Statement or otherwise) to deposit with the Tender and Paying Agent by 12:00 noon, New York City time, on such Redemption Date, Deposit Securities that will provide funds available to the Tender and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such shares on such Redemption Date (a “Redemption Default”), and continue to, but excluding, the Business Day on which such Redemption Default has ended as contemplated by Section 2.1(f)(ii); (C) on the Business Day on which any Rating Agency has withdrawn the credit rating required to be maintained with respect to the MFP Shares pursuant to Section 2.5 other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally, or on which the Board of Trustees has terminated the designation of a Rating Agency without complying with the requirements of Section 2.5, and the MFP Shares are not then rated by a Rating Agency, and continue to, but excluding, the Business Day on which compliance with Section 2.5 is restored; (D) on the Business Day on which a Ratings Event (as defined below) has occurred with respect to the MFP Shares and continue to, but excluding, the Business Day on which such Ratings Event has ended; or (E) (x) on the Business Day on which a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the MFP Shares do not qualify as equity in the Fund and (y) such determination results from an act or failure to act on the part of the Fund (a “Tax Event”) and continue so long as any MFP Shares are Outstanding. A “Ratings Event” shall be deemed to exist with respect to the MFP Shares at any time the MFP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time (or from the Rating Agency designated at such time if only one Rating Agency is then designated) that is Below Investment Grade. For the avoidance of doubt, no determination by any court or other applicable governmental authority that requires the Fund to make an Additional Amount Payment in respect of a Taxable Allocation shall be deemed to be a Tax Event hereunder. In no event shall an Increased Rate be cumulative, notwithstanding the existence of and continuation of multiple conditions giving rise to an Increased Rate Period.

(ii)        Subject to the cure provisions of Section 2.1(f)(iii), a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and other distributions on the MFP Shares and any unpaid Redemption Price on the MFP Shares (or any thereof, as applicable) shall have been deposited irrevocably in trust in same-day funds with the Tender and Paying Agent.

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(iii)        No Increased Rate Period for the MFP Shares with respect to any Dividend Default or Redemption Default on such shares shall be deemed to have commenced if the amount of any dividend or any Redemption Price due in respect of the MFP Shares is deposited irrevocably in trust, in same-day funds, with the Tender and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date for the MFP Shares with respect to which such Default occurred, together with an amount equal to the Increased Rate on such shares applied to the aggregate Liquidation Preference of and for the period of such non-payment on such shares, determined as provided in Section 2.1(a).

(g)        Special Dividend Payment Dates.    Notwithstanding the foregoing, the Fund in its discretion may establish Dividend Payment Dates (each, a “Special Dividend Payment Date”) more frequent than monthly Dividend Payment Dates; provided, that any such Special Dividend Payment Date shall be a Business Day.

2.2        Coverage & Leverage Tests.

(a)        Asset Coverage Requirement.    For so long as any MFP Shares are Outstanding during the Initial Mode, the Fund shall have Asset Coverage of at least 225% as of the close of business on each Business Day. If the Fund shall fail to maintain such Asset Coverage as of the close of business on any Business Day, the provisions of Section 2.3(c)(i) shall apply, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.2(a).

(b)        Calculation of Asset Coverage.    For purposes of determining whether the requirements of Section 2.2(a) are satisfied, (i) no MFP Shares or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 2.2(a) if, prior to or concurrently with such determination, sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such shares or other Preferred Shares) to pay the full redemption price for such shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for the MFP Shares or other Preferred Shares and the requisite notice of redemption for such shares or other Preferred Shares (or the portion thereof to be redeemed) shall have been given, and (ii) the Deposit Securities or other sufficient funds that shall have been so deposited with the applicable paying agent shall not be included as assets of the Fund for purposes of such computation.

(c)        Effective Leverage Ratio Requirement.    For so long as MFP Shares are Outstanding during the Initial Mode, the Effective Leverage Ratio shall not exceed 45% (or 46% solely by reason of fluctuations in the market value of the Fund’s portfolio securities) as of the close of business on any Business Day. If the Effective Leverage Ratio shall exceed the applicable percentage provided in the preceding sentence as of the close of business on any Business Day, the provisions of Section 2.3(c)(ii) shall apply, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.2(c).

(d)        Calculation of Effective Leverage Ratio.    For purposes of determining whether the requirements of Section 2.2(c) are satisfied, the “Effective Leverage Ratio” on any date shall mean the quotient of:

(i)        The sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act,

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excluding, without duplication, any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by

(ii)        The sum of (A) the Market Value of the Fund’s total assets (including amounts attributable to senior securities but excluding any assets consisting of Deposit Securities or funds referred to in clause (A) of Section 2.2(d)(i) above), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness), and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

2.3        Redemption.    The MFP Shares shall be subject to redemption by the Fund as provided below:

(a)        Term Redemption.    The Fund shall redeem all MFP Shares on the Term Redemption Date as provided in the Statement.

(b)        Failed Transition Redemption.    The Fund shall redeem all Outstanding MFP Shares on the Failed Transition Redemption Date, if a Failed Transition Period is then continuing, at a price per share equal to the Redemption Price.

(c)        Asset Coverage and Effective Leverage Ratio Mandatory Redemption.

(i)        Asset Coverage Mandatory Redemption.

A.        If the Fund fails to comply with the Asset Coverage requirement as provided in Section 2.2(a) as of any time as of which such compliance is required to be determined in accordance with Section 2.2(a) and such failure is not cured as of the Asset Coverage Cure Date other than as a result of the redemption required by this Section 2.3(c)(i), the Fund shall, to the extent permitted by the 1940 Act and Massachusetts law, by the close of business on the Business Day next following such Asset Coverage Cure Date, cause a notice of redemption to be issued, and cause to be deposited Deposit Securities or other sufficient funds in trust with the Tender and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of MFP Shares, to enable it to meet the requirements of Section 2.3(c)(i)(B). In the event that any MFP Shares then Outstanding are to be redeemed pursuant to this Section 2.3(c)(i) or Section 2.3(c)(ii), the Fund shall redeem such shares at a price per share equal to the Redemption Price.

B.        On the Redemption Date for a redemption contemplated by Section 2.3(c)(i)(A), the Fund shall redeem at the Redemption Price per MFP Share or specified redemption price for any other Preferred Shares, as applicable, out of funds legally available therefor, such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of MFP Shares) as shall be equal to the lesser of (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of

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business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 225% (provided, however, that if there is no such minimum number of MFP Shares and other Preferred Shares the redemption or retirement of which would have such result, all MFP Shares and other Preferred Shares then outstanding shall be redeemed) and (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.3(c)(i), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.3(c) a sufficient number of MFP Shares that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 250%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than thirty (30) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of MFP Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to thirty (30) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those MFP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding MFP Shares are to be redeemed pursuant to this Section 2.3(c)(i), the number of MFP Shares to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.3(c)(i)(B) shall be subject to any applicable procedures established by the Securities Depository.

(ii)        Effective Leverage Ratio Mandatory Redemption.

A.        If the Fund fails to comply with the Effective Leverage Ratio requirement as provided in Section 2.2(c) or as determined in accordance with Section 6.13 of the Purchase Agreement (if then in effect) as of any time as of which such compliance is required to be determined in accordance with Section 2.2(c) and, in any such case, such failure is not cured as of the close of business on the date that is seven (7) Business Days following the Business Day on which such non-compliance is first determined (the “Effective Leverage Ratio Cure Date”) other than as a result of the redemption or other transactions required by this Section 2.3(c)(ii), the Fund shall not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date cause the Effective Leverage Ratio (determined in accordance with the requirements applicable to the determination of the Effective Leverage Ratio under this Supplement and under the Purchase Agreement) to not exceed the Effective Leverage Ratio required under Section 2.2(c) (without giving effect to the parenthetical provision in the first sentence of Section 2.2(c)) as so determined, by (x) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y) to the extent permitted by the 1940 Act and Massachusetts law, causing a notice of redemption to be issued, and, in addition, causing to be irrevocably deposited Deposit Securities or other sufficient funds in trust with the Tender and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption at the redemption price specified in the terms of such Preferred Shares of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts

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law) may include any number or proportion of MFP Shares, or (z) engaging in any combination of the actions contemplated by clauses (x) and (y) of this Section 2.3(c)(ii)(A). In the event that any MFP Shares are to be redeemed pursuant to clause (y) of this Section 2.3(c)(ii)(A), the Fund shall redeem such MFP Shares at a price per MFP Share equal to the Redemption Price. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.3(c)(ii), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.3(c)(ii) a sufficient number of MFP Shares that, when aggregated with other Preferred Shares redeemed by the Fund and after giving effect to the transactions described in clause (x) of this Section 2.3(c)(ii)(A), would result, if deemed to have occurred immediately prior to the opening of business on the Effective Leverage Ratio Cure Date, in the Fund having an Effective Leverage Ratio on such Effective Leverage Ratio Cure Date of no less than 40%.

B.        On the Redemption Date for a redemption contemplated by clause (y) of Section 2.3(c)(ii)(A), the Fund shall not redeem more than the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. If the Fund is unable to redeem the required number of MFP Shares and other Preferred Shares which have been designated to be redeemed in accordance with clause (y) of Section 2.3(c)(ii)(A) due to the unavailability of legally available funds, the Fund shall redeem those MFP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding MFP Shares are to be redeemed pursuant to clause (y) of Section 2.3(c)(ii)(A), the number of MFP Shares to be redeemed from the respective Holders shall be selected (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided that such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.3(c)(ii)(B) shall be subject to any applicable procedures established by the Securities Depository.

(d)        Optional Redemption.

(i)        Subject to the provisions of Section 2.3(d)(ii), the Fund may at its option on any Business Day (an “Optional Redemption Date”) redeem in whole or from time to time in part the Outstanding MFP Shares, at a redemption price per MFP Share equal to the Redemption Price [, including the Optional Redemption Premium per share, if any, that is applicable to an optional redemption of MFP Shares that is effected on such Optional Redemption Date].

(ii)        If fewer than all of the Outstanding MFP Shares are to be redeemed pursuant to Section 2.3(d)(i), the MFP Shares to be redeemed from the respective Holders shall be selected either (A) pro rata among the Holders of the MFP Shares, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable; provided that, in each case, such method of redemption as set forth in clause (A), (B) or (C) of this Section 2.3(d)(ii) shall be subject to any applicable procedures established by the Securities Depository. Subject to the provisions of the Statement and this Supplement and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which MFP Shares will be redeemed pursuant to this Section 2.3(d) from time to time.

(iii)        The Fund may not on any date deliver a Notice of Redemption pursuant to Section 2.3(e) in respect of a redemption contemplated to be effected pursuant to this Section 2.3(d) unless on such date the Fund has available Deposit Securities for the Optional Redemption Date

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contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of MFP Shares by reason of the redemption of such MFP Shares on such Optional Redemption Date.

(iv)        MFP Shares redeemed at the Fund’s sole option in accordance with, but solely to the extent contemplated by, Section 2.3(c)(i)(B) or Section 2.3(c)(ii) shall be considered mandatorily redeemed in accordance therewith and not subject to this Section 2.3(d).

(e)        Procedures for Redemption.

(i)        If the Fund shall determine or be required to redeem, in whole or in part, MFP Shares pursuant to Section 2.3(a), (b), (c) or (d), the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Tender and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption and not less than five (5) calendar days (or such shorter or longer notice period as may be consented to by the Required Beneficial Owners, which consent shall not be deemed to be a vote required by Section 5 of the Statement) prior to the date fixed for redemption pursuant to this Section 2.3(e) in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the series and number of MFP Shares to be redeemed; (C) the CUSIP number for the MFP Shares; (D) the applicable Redemption Price on a per share basis or, if not then ascertainable, the manner of calculation thereof in accordance with this Supplement; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the MFP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Supplement under which such redemption is made. If fewer than all MFP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of MFP Shares to be redeemed from such Holder and/or the method of determining such number. The Fund may provide in the Notice of Redemption relating to the Failed Transition Redemption Date that such redemption is subject to the condition of the Failed Transition Period being continuing on the related Failed Transition Redemption Date. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to this Supplement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(ii)        If the Fund shall give a Notice of Redemption, then at any time from and after the giving of a Notice of Redemption and prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Redemption Date (so long as any applicable conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Tender and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the MFP Shares to be redeemed on the Redemption Date and (B) give the Tender and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the MFP Shares called for redemption and redeemed on the

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Redemption Date. Notwithstanding the provisions of clause (A) of the preceding sentence, if the Redemption Date is the Failed Transition Redemption Date, then such deposit of Deposit Securities (which may come in whole or in part from the Liquidity Account) shall be made no later than fifteen (15) calendar days prior to the Failed Transition Redemption Date. The Fund may direct the Tender and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds.

(iii)        Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the MFP Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such MFP Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof, including Section 2.3(e)(vi), up to (but excluding) the applicable date of redemption of the MFP Shares, which accumulated dividends, unless previously declared and paid as contemplated by the last sentence of Section 2.3(e)(v) below, shall be payable as part of the applicable Redemption Price on the date of redemption of the MFP Shares). The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the MFP Shares called for redemption and redeemed on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of three hundred and sixty five (365) calendar days from the date of redemption of the MFP Shares shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the MFP Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the date of redemption, any interest on the Deposit Securities so deposited.

(iv)        On or after the Redemption Date, each Holder of MFP Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such MFP Shares to the Fund at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such MFP Shares, without interest, and, in the case of a redemption of fewer than all the MFP Shares represented by such certificate(s), a new certificate representing the MFP Shares that were not redeemed.

(v)        In the case of any redemption pursuant to Section 2.3(d), no Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any MFP Shares, dividends shall be declared and paid on each Dividend Payment Date in accordance with their terms regardless of whether Deposit Securities for the payment of the Redemption Price of such MFP Shares shall have been deposited in trust with the Tender and Paying Agent for that purpose.

(vi)        Notwithstanding anything to the contrary herein, or in the Statement or in any Notice of Redemption, if the Fund shall not have redeemed MFP Shares on the applicable Redemption Date, the Holders of the MFP Shares subject to redemption shall continue to be entitled to receive dividends on such shares at the Dividend Rate for the period from, and including, such Redemption Date through, but excluding, the date on which such shares are actually redeemed and

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such dividends, to the extent accumulated, but unpaid, during such period (whether or not earned or declared but without interest thereon), together with any Additional Amount Payment applicable thereto, shall be included in the Redemption Price.

(f)        Tender and Paying Agent as Trustee of Redemption Payments by Fund.    All Deposit Securities transferred to the Tender and Paying Agent for payment of the Redemption Price of MFP Shares called for redemption shall be held in trust by the Tender and Paying Agent for the benefit of Holders of MFP Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 2.3(e)(iii) above.

(g)        Modification of Redemption Procedures.    Notwithstanding the foregoing provisions of this Section 2.3, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the MFP Shares, provided that such modification does not materially and adversely affect the Holders of the MFP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Tender and Paying Agent without its prior written consent.

2.4        Grant of Irrevocable Proxy.    To the fullest extent permitted by applicable law, each Holder and Beneficial Owner may in its discretion grant an irrevocable proxy with respect to MFP Shares.

2.5        Rating Agencies.    The Fund shall use commercially reasonable efforts to cause a Rating Agency to issue a long-term credit rating with respect to the MFP Shares for so long as such Series is Outstanding during the Initial Mode. The Fund shall use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. If a Rating Agency shall cease to rate the securities of tax-exempt closed-end management investment companies generally, the Board of Trustees shall terminate the designation of such Rating Agency as a Rating Agency hereunder. The Board of Trustees may elect to terminate the designation of any Rating Agency as a Rating Agency hereunder with respect to MFP Shares so long as it replaces the terminated Rating Agency with another NRSRO and provides notice thereof to the Holders of such Series; provided that such replacement shall not occur unless such a replacement Rating Agency shall have at the time of such replacement (i) published a rating for the MFP Shares and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions. The Board of Trustees may also elect to designate one or more other NRSROs as Rating Agencies hereunder with respect to MFP Shares by notice to the Holders of the MFP Shares. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any Holder of MFP Shares or any other shareholder of the Fund.

2.6        Issuance of Additional Preferred Shares.    So long as any MFP Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of Preferred Shares ranking on a parity with MFP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding MFP Shares, and authorize, issue and sell additional shares of any such Series of Preferred Shares then outstanding or so established and created, including additional MFP Shares, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with

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such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.2(b) hereof) of at least 225%.

2.7        Distributions with respect to Taxable Allocations.    Whenever a Taxable Allocation is to be paid by the Fund with respect to the MFP Shares with respect to any Dividend Period and either the Increased Rate or the Maximum Rate is not in effect during such Dividend Period, the Fund shall comply with one of clause (a), clause (b) or clause (c) of this Section 2.7:

(a)        The Fund may provide notice to the Tender and Paying Agent prior to the commencement of any Dividend Period of the amount of the Taxable Allocation that will be made in respect of MFP Shares for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of the Taxable Allocation will state the amount of the dividends payable in respect of each MFP Share for such Dividend Period that will be treated as a Taxable Allocation and the adjustment to the Dividend Rate for each Dividend Reset Period (or portion thereof) included in such Dividend Period that will be required to pay the Additional Amount Payment in respect of the Taxable Allocation paid on such MFP Share for such Dividend Period. In lieu of adjusting the Dividend Rate, the Fund may make, in addition to and in conjunction with the payment of regular dividends for such Dividend Period, a supplemental distribution in respect of each MFP Share for such Dividend Period equal to the Additional Amount Payment payable in respect of the Taxable Allocation paid on such MFP Share for such Dividend Period. The Fund will use commercially reasonable efforts to effect the adjustment or distribution in respect of Taxable Allocations in respect of the MFP Shares as provided in this Section 2.7(a), and shall only effect the distribution in respect of Taxable Allocations as described in Section 2.7(b) and/or Section 2.7(c) if such commercially reasonable efforts do not reasonably permit the Fund to effect the adjustment or distribution in respect of a Taxable Allocation as contemplated by this Section 2.7(a).

(b)        If the Fund does not provide a Notice of Taxable Allocation as provided in Section 2.7(a) with respect to a Taxable Allocation that is made in respect of the MFP Shares, the Fund may make one or more supplemental distributions on the MFP Shares equal to the Additional Amount Payment due in respect of such Taxable Allocation. Any such supplemental distribution in respect of the MFP Shares shall be made reasonably promptly following any such Taxable Allocation and may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the Holders of the MFP Shares as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Trustees.

(c)        If in connection with a redemption of MFP Shares, the Fund makes a Taxable Allocation without having either given advance notice thereof pursuant to Section 2.7(a) or made one or more supplemental distributions pursuant to Section 2.7(b), the Fund shall direct the Tender and Paying Agent to send an Additional Amount Payment in respect of such Taxable Allocation to each Beneficial Owner of such MFP Shares at such Person’s address as the same appears or last appeared on the record books of the Fund. For such purpose, the Fund and the Tender and Paying Agent may rely on the address most recently provided by the Beneficial Owner in accordance with the Purchase Agreement (including any transferee certificate delivered in accordance therewith).

(d)        Except as required by the Purchase Agreement, for so long as the applicable provisions of the Purchase Agreement shall be in effect, the Fund shall not be required to pay an Additional Amount Payment with respect to the MFP Shares with respect to any net capital gain or

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ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

2.8        Failed Transition Redemption Liquidity Account and Liquidity Requirement.

(a)        By the first Business Day following the occurrence and during the continuance of the Failed Transition Period, the Fund shall cause the Custodian to earmark, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of the Outstanding MFP Shares. If, while the Failed Transition Period is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account as of the close of business on any Business Day is less than 110% of the Liquidation Preference of the Outstanding MFP Shares, then the Fund shall cause the Custodian and the Investment Adviser to take all such necessary actions, including earmarking additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account is at least equal to 110% of the Liquidation Preference of the Outstanding MFP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund earmarked as Liquidity Account Investments, the Investment Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such earmarking and to substitute therefor other Liquidity Account Investments, so long as (x) the assets of the Fund earmarked as Liquidity Account Investments at the close of business on such date have a Market Value at least equal to 110% of the Liquidation Preference of the Outstanding MFP Shares and (y) the assets of the Fund designated and earmarked as Deposit Securities at the close of business on such date have a Market Value at least equal to the Liquidity Requirement (if any) determined in accordance with paragraph (b) below with respect to the Outstanding MFP Shares for such date. The Fund shall cause the Custodian not to permit, and the Fund shall otherwise not permit, any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(b)        The Market Value of the Deposit Securities held in the Liquidity Account, from and after the day (or, if such day is not a Business Day, the next succeeding Business Day) preceding the Failed Transition Redemption Date specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference for the Outstanding MFP Shares set forth below opposite such day (the “Liquidity Requirement”), but in all cases subject to the cure provisions of subsection (c) below:

Number of Days Preceding the Failed Transition Redemption Date	Market Value of Deposit Securities as Percentage of Liquidation Preference
150	20%
120	40%
90	60%
60	80%
30	100%

(c)        If the aggregate Market Value of the Deposit Securities included in the Liquidity Account as of the close of business on any Business Day is less than the Liquidity Requirement in

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respect of the Outstanding MFP Shares for such Business Day, then the Fund shall cause the earmarking of additional or substitute Deposit Securities in respect of the Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account is at least equal to the Liquidity Requirement for the Outstanding MFP Shares not later than the close of business on the next succeeding Business Day.

(d)        The Deposit Securities included in the Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Redemption Price for the Outstanding MFP Shares. Upon the earlier to occur of (x) the successful Transition Remarketing of the Outstanding MFP Shares or (y) the deposit by the Fund with the Tender and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the Outstanding MFP Shares on the Failed Transition Redemption Date for the Outstanding MFP Shares, the requirement of the Fund to maintain a Liquidity Account for the Outstanding MFP Shares as contemplated by this Section 2.8 shall lapse and be of no further force and effect.

2.9        Termination.    Upon the earlier to occur of (a) no MFP Shares being Outstanding or (b) the successful transition to a new Mode for the MFP Shares, all rights and preferences of the MFP Shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Supplement with respect to the MFP Shares shall terminate.

2.10        Actions on Other than Business Days.    Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Supplement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

2.11        Modification.    To the extent permitted by law, the Statement and the Purchase Agreement, the Board of Trustees, without the vote of the Holders of MFP Shares, may interpret, supplement or amend the provisions of this Supplement.

2.12        Transfers.    A Beneficial Owner or Holder of any MFP Shares may sell, transfer or otherwise dispose of MFP Shares only in whole shares and only to Persons that are both: (A)(i) Persons that such Beneficial Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), bank entities that are 100% direct or indirect subsidiaries of banks’ publicly traded parent holding companies (collectively, “Banks”), insurance companies or registered open-end management investment companies, (ii) tender option bond trusts or similar vehicles in which all investors are Persons that such Beneficial Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) that are Closed-End Funds, Banks, insurance companies, or registered open-end management investment companies, or (iii) other investors with the prior written consent of the Fund and (B) Persons that are either (i) not a Nuveen Person, or (ii) a Nuveen Person, provided that (x) such Nuveen Person would, after such sale and transfer, own not more than 20% of the Outstanding MFP Shares, or (y) the prior written consent of the Fund and the holder(s) of more than 50% of the Outstanding MFP Shares has been obtained.

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2.13        Acknowledgement of Contractual Rights.    Nothing in this Supplement or the Statement (including, without limitation, Section 5(e) of the Statement) shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Beneficial Owner of MFP Shares with regard to any special rights of such Holder or Beneficial Owner with respect to its investment in the Fund.

ARTICLE 3

DESIGNATION OF NEW MODE OR MODE EXTENSION

3.1        General Provisions.

(a)        The Fund agrees to use its reasonable best efforts, to the extent that it can do so on a commercially reasonable basis, to extend the Initial Mode or transition to a new Mode by:

(i)        extending the Initial Mode through an extension of the Mode Termination Date then in effect, the terms of which extension are agreed to in writing by the Required Beneficial Owners and, to the extent different from the terms of the Initial Mode already in effect, are set forth in a new or amended Supplement; or

(ii)        establishing a new Mode to succeed the Initial Mode that will result in a transition to such new Mode on the first Business Day immediately following the last day of the Initial Mode, as such day may be accelerated in accordance with Section 3.5 (such first Business Day, whether or not a new Mode commences on such day, as so accelerated, being referred to in this Supplement as the “New Mode Commencement Date”), the terms of which are agreed to in writing by the Required Beneficial Owners and are set forth in a new Supplement; or

(iii)        establishing any other Mode to succeed the Initial Mode that will result in a transition to such Mode on the New Mode Commencement Date, with terms as set forth in a new Supplement designating the terms of such Mode;

provided, that, if the Fund is not successful in extending the Initial Mode or transitioning to a new Mode by using its reasonable best efforts to implement any one of the actions described in clauses (i), (ii) and (iii) above, it shall use its reasonable best efforts to attempt the actions described in one or both of the remaining two clauses until a Mode to succeed the Initial Mode or an extension of the Initial Mode is established or no MFP Shares remain Outstanding.

(b)        In the event that the Fund successfully establishes a new Mode succeeding the Initial Mode, and no Failed Transition Event otherwise shall have occurred and be continuing as of the New Mode Commencement Date, then on and as of the New Mode Commencement Date, the MFP Shares shall be subject to the terms established for such Mode. If a Failed Transition Event shall have occurred, the Mode designated by the Fund shall not be established, pursuant to Section 3.3(c), all tendered MFP Shares, if any, shall be returned to the relevant tendering Holders by the Tender and Paying Agent, and all of the then Outstanding MFP Shares shall be redeemed by the Fund on the Failed Transition Redemption Date in accordance with Section 2.3(b).

(c)        The Fund shall use its best efforts to cause the extension of the Initial Mode or transition to a new Mode succeeding the Initial Mode and the terms and conditions of such Mode to be

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consistent with the continuing qualification of the MFP Shares as equity in the Fund for U.S. federal income tax purposes, and it shall be a condition precedent to such transition that the Fund shall have received an opinion of counsel to the effect that the MFP Shares will continue to qualify as equity in the Fund for U.S. federal income tax purposes.

3.2        Election and Notice of Mode Extension or Change.

(a)        The Fund shall provide notice of the termination or expiration of the Initial Mode and proposed extension of the Initial Mode or transition to a Mode succeeding the Initial Mode by delivering a notice of Mode extension or change (a “Mode Extension/Change Notice”) by overnight delivery, by first class mail, postage prepaid or by Electronic Means to the Holders of the MFP Shares, or by requesting the Tender and Paying Agent, on behalf of the Fund, to promptly do so. The Mode Extension/Change Notice shall be provided not more than forty-five (45) calendar days and not less than ten (10) Business Days (or such shorter or longer notice period as may be consented to in writing by the Required Beneficial Owners or, if so provided in the Purchase Agreement (if in effect) the Purchaser (which consent shall not be deemed to be a vote required by Section 5 of the Statement)) prior to the Mode Termination Date for the Initial Mode specified in such Mode Extension/Change Notice. Subject to the notice requirement in the immediately preceding sentence, in the case of an Optional Early Transition, the Fund may select any Wednesday that is a Business Day, and for which the next calendar day is also a Business Day, as the Mode Termination Date, with the new Mode to commence on the New Mode Commencement Date and end not later than the Term Redemption Date. The terms of the extension of the Initial Mode or the new Mode may not, in any event, affect the parity ranking of MFP Shares relative to each other or to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

(b)        The Mode Extension/Change Notice shall state, as applicable: (A) the Mode Termination Date then in effect and the proposed accelerated or extended Mode Termination Date, if any; (B) the series of MFP Shares to which the notice relates; (C) the CUSIP number for the MFP Shares; (D) the Purchase Price on a per share basis; (E) that (i) all Outstanding MFP Shares will be subject to Mandatory Tender for Transition Remarketing and purchase on the New Mode Commencement Date, and (ii) in the event of a Failed Transition Event, all tendered MFP Shares will be returned to the relevant tendering Holders; (F) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Mode Extension/Change Notice states) are to be surrendered for payment of the Purchase Price; and (G) that the notice relates to a Mode extension or Mode change and, if applicable, pursuant to an Optional Early Transition. The Fund may provide in any Mode Extension/Change Notice that such Mode extension or change is subject to one or more additional conditions precedent and that the Fund shall not be required to effect such change unless each such condition has been satisfied at the time or times and in the manner specified in such Mode Extension/Change Notice; provided, that no such conditions shall affect the timing of termination or expiration of the Initial Mode or the consequences of a Failed Transition Event.

3.3        Extension of the Initial Mode or Transition to a New Mode.

(a)        In the case of an extension of the Initial Mode in accordance with Section 3.1(a)(i) above or a transition to a new Mode succeeding the Initial Mode in accordance with Section 3.1(a)(ii) above, the Required Beneficial Owners by agreement with the Fund as to such

A2-27

extension or new Mode shall be deemed to have irrevocably waived their right to the Mandatory Tender of their MFP Shares and shall retain their MFP Shares upon extension of the Initial Mode or as of the New Mode Commencement Date, as applicable. Such agreement and waiver shall be binding upon the then-current Holders and Beneficial Owners and each subsequent Holder and Beneficial Owner of the MFP Shares. Notice of such agreement, waiver and retention of shares shall be delivered by the Fund by Electronic Means to the Tender and Paying Agent by not later than 4:00 p.m., New York City time, on the Business Day preceding the Mode Termination Date then in effect.

(b)        In the case of a transition to a new Mode succeeding the Initial Mode in accordance with Section 3.1(a)(iii) above, or otherwise in a successful transition not consented to by the Required Beneficial Owners, all Outstanding MFP Shares automatically shall be subject to Mandatory Tender for Transition Remarketing and delivered to the Tender and Paying Agent for purchase by purchasers in the Transition Remarketing on the New Mode Commencement Date, in the event of a successful Transition Remarketing. All tendered MFP Shares shall be remarketed at the Purchase Price of such MFP Shares. The calculation of the Purchase Price of the MFP Shares shall be made by the Transition Remarketing Agent in advance of the New Mode Commencement Date. The Fund shall use its best efforts to engage Nuveen Securities, LLC or another Person with expertise in remarketing variable-rate securities as Transition Remarketing Agent, and to cause the Transition Remarketing Agent to agree to use its best efforts to find purchasers for all the MFP Shares subject to Mandatory Tender pursuant to this Section 3.3.

(c)        The retention of MFP Shares by the Beneficial Owners thereof pursuant to Section 3.3(a) (a “Retention Transition”) shall be deemed to constitute a successful Transition Remarketing. Otherwise, a Transition Remarketing shall be deemed successful only if a Failed Transition Event shall not have occurred. Upon the occurrence of a Failed Transition Event, all tendered MFP Shares shall be returned to the relevant tendering Holders by the Tender and Paying Agent.

(d)        In the event of a successful Transition Remarketing (other than a Retention Transition), the proceeds of the sale of the tendered MFP Shares may be paid (i) through the Tender and Paying Agent or (ii) to the Beneficial Owners (directly or through the Securities Depository) as directed by the Fund. In the case of (i), the proceeds shall be used by the Tender and Paying Agent for the purchase of the tendered MFP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Transition Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the New Mode Commencement Date for payment to the Holders tendering MFP Shares for sale through the Securities Depository in immediately available funds, and, in the case of (ii), the terms of the sale will provide for the wire transfer of such Purchase Price by the Transition Remarketing Agent to be made by no later than 11:00 a.m., New York City time (or such other time as the Transition Remarketing Agent and the Beneficial Owners may agree), on the New Mode Commencement Date, in either case, against delivery of the tendered MFP Shares either (x) to the Tender and Paying Agent through the Securities Depository on the New Mode Commencement Date and the re-delivery of such MFP Shares by means of “FREE” delivery through the Securities Depository to the Transition Remarketing Agent for delivery to the relevant purchaser’s Agent Member or (y) directly to the Transition Remarketing Agent or such Agent Member, through the Securities Depository by 3:00 p.m., New York City time, on the New Mode Commencement Date.

(e)        By 3:30 p.m., New York City time, on the New Mode Commencement Date, the Transition Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Fund (a

A2-28

“Transition Notice”), by Electronic Means, that provides notice of the successful Transition Remarketing of all Outstanding MFP Shares or, if applicable, the number of MFP Shares, if any, not successfully remarketed for purchase on the New Mode Commencement Date, and the Purchase Price per MFP Share. If (i) the Transition Notice states that the Transition Remarketing Agent has not successfully remarketed all of the MFP Shares to be purchased on the New Mode Commencement Date, or (ii) the remarketing proceeds for any tendered MFP Shares have not been received for any reason (x) by the Tender and Paying Agent by 4:30 p.m., New York City time, or (y) if payment is made directly to the Beneficial Owners, by the Beneficial Owners by 3:00 p.m., New York City time, in each case, on the New Mode Commencement Date, or (iii) the Fund has otherwise been unsuccessful in establishing a new Mode (in each of which cases the MFP Shares will be treated as not having been successfully remarketed), the Tender and Paying Agent will promptly, and in any event by approximately 5:00 p.m., New York City time, on the New Mode Commencement Date, deliver by Electronic Means to the Holders, the Fund and the Transition Remarketing Agent a notice stating that a Failed Transition Event has occurred; provided, that, if payment for all Outstanding MFP Shares is being made through the Tender and Paying Agent and is received by the Tender and Paying Agent after 2:45 p.m., New York City time, but by 4:30 p.m., New York City time, on such day, if applicable, or if the Fund and the Required Beneficial Owners agree in writing to waive the occurrence of a Failed Transition Event on such day, then the Mode Termination Date shall be deemed changed to such day and the New Mode Commencement Date shall be deemed changed to the immediately succeeding Business Day. The New Mode Commencement Date, and the date, if any, to which it shall have been postponed in accordance with the foregoing, shall be a Dividend Payment Date.

(f)        Any funds paid by the Transition Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with the Transition Remarketing shall be held in trust for the benefit of the Transition Remarketing Agent on account of purchasers of the MFP Shares in the Transition Remarketing until the MFP Shares are delivered by the tendering Holders against payment therefor, or returned to the Transition Remarketing Agent on account of such purchasers. In the event of a successful Transition Remarketing, upon receipt of MFP Shares from the tendering Holders by the Tender and Paying Agent, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of remarketing proceeds from the Transition Remarketing Agent, the Purchase Price for such MFP Shares to such tendering Holders. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the New Mode Commencement Date.

(g)        Except as otherwise expressly provided for herein, the purchase and delivery of tendered MFP Shares in the form of global securities, the Transition Remarketing, and payments with respect to the foregoing, will be accomplished in accordance with the applicable procedures of the Securities Depository.

(h)        The Transition Remarketing Agent shall not be obligated to purchase any MFP Shares that would otherwise remain unsold in the Transition Remarketing. The Transition Remarketing Agent in its sole discretion may, however, purchase for its own account MFP Shares in the Transition Remarketing. None of the Fund, the Tender and Paying Agent or the Transition Remarketing Agent shall be obligated in any case to provide funds to make payment to a Holder upon such Holder’s tender of its MFP Shares in the Transition Remarketing unless, in each case, such MFP Shares were acquired for the account of the Fund, the Tender and Paying Agent or the Transition Remarketing Agent.

(i)        In the event that MFP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder of MFP Shares fails to deliver such MFP

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Shares on or prior to the New Mode Commencement Date, the Holder of such MFP Shares shall not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered MFP Shares as of the New Mode Commencement Date. Any such undelivered MFP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered MFP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered MFP Shares will be held in a separate account by the Tender and Paying Agent, will not be invested, and will be held for the exclusive benefit of the Holder of such undelivered MFP Shares. The undelivered MFP Shares will be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement MFP Share certificates in lieu of such undelivered MFP Shares.

(j)        The Transition Remarketing Agent may modify the settlement procedures set forth above with respect to the Transition Remarketing (other than timing requirements) with the written consent of the Fund, the Tender and Paying Agent and the Beneficial Owners. The Fund may modify or waive each of the timing requirements set forth above with the written consent of the Beneficial Owners, the Transition Remarketing Agent and the Tender and Paying Agent, in each case such consent to be required only to the extent such party is affected thereby.

(k)        Upon the occurrence of a successful Transition Remarketing, the Fund will be deemed to have successfully established a new Mode, and the MFP Shares shall be subject to the terms established for the new Mode.

3.4        Failed Transition Event.

(a)        If a Failed Transition Event occurs, the extension of the Initial Mode or the new Mode, as applicable, designated by the relevant Mode Extension/Change Notice shall not be established. In such event, subject to Section 3.4(b), the Failed Transition Period shall commence and be deemed an extension of the Initial Mode and, for each Dividend Reset Period or portion thereof during the Failed Transition Period, the Dividend Rate shall be the Failed Transition Period Dividend Rate. Pursuant to Section 3.3(c), all tendered MFP Shares shall be returned to the relevant tendering Holders by the Tender and Paying Agent.

(b)        During the Failed Transition Period, the Fund shall continue to use its reasonable best efforts to successfully establish a Mode for the MFP Shares, or use its reasonable best efforts to extend the Initial Mode in accordance with Section 3.1 and, in connection with each such attempt, may designate by a Mode Extension/Change Notice, a Mode with new or different terms in accordance with Section 3.2, until a Mode to succeed the Initial Mode or an extension of the Initial Mode is established or no MFP Shares remain Outstanding. If a Failed Transition Event occurs in connection with the Transition Remarketing relating to such continued attempt to establish a Mode to extend or succeed the Initial Mode, any such Failed Transition Event shall not alter the Failed Transition Period, the Failed Transition Redemption Date or the Failed Transition Period Dividend Rate. In the event that the Fund successfully extends the Initial Mode or establishes a Mode to succeed the Initial Mode, the Failed Transition Period shall terminate, and the MFP Shares shall be subject to the terms established for such extension or new Mode.

3.5        Optional Early Transition to New Mode at the Option of the Fund.

(a)        For the purpose of effecting an early transition to a new Mode with respect to all of the Outstanding MFP Shares, the Fund may at its option accelerate the expiration date of the Initial

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Mode (an “Optional Early Transition”) to any Wednesday that is a Business Day [occurring on or after [•]] (the “Optional Early Transition Date”) by delivering a Mode Extension/Change Notice in accordance with Section 3.2 above. The proposed transition to a new Mode to follow the expiration of the Initial Mode on the Optional Early Transition Date shall otherwise be effected in accordance with, and governed by, this Article 3 of this Supplement.

(b)        Notwithstanding the foregoing provisions of this Section 3.5, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of optional early transition for the MFP Shares, provided that such modification does not materially and adversely affect the Holders of the MFP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Tender and Paying Agent without its prior written consent.

[Signature Page Begins on the Following Page]

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IN WITNESS WHEREOF, Nuveen Quality Municipal Income Fund, having duly adopted this Supplement, has caused these presents to be signed as of [•]     , 2019 in its name and on its behalf by its Chief Administrative Officer. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and the said officer of the Fund has executed this Supplement as an officer and not individually, and the obligations of the Fund set forth in this Supplement are not binding upon such officer, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN QUALITY MUNICIPAL INCOME FUND

By:
Name:
Title:

Signature Page to the Supplement to the Statement (NAD Series B MFP)

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Nuveen

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	NTX P 0919

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Please detach at perforation before mailing.

NUVEEN TEXAS QUALITY MUNICIPAL INCOME FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 23, 2019

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Texas Quality Municipal Income Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Mark L. Winget, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Texas Quality Municipal Income Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on September 23, 2019 at 2:00 p.m., Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged. The shares of Nuveen Texas Quality Municipal Income Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

NTX_30744_071119_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Texas Quality Municipal Income Fund

Special Meeting of Shareholders to Be Held on September 23, 2019.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal	THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.	FOR	AGAINST	ABSTAIN

1.

To approve an Agreement and Plan of Reorganization pursuant to which the Nuveen Texas Quality Municipal Income Fund (the “Target Fund”) would: (i) transfer substantially all of its assets to Nuveen Quality Municipal Income Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund; and (iii) liquidate, dissolve and terminate in accordance with applicable law.

			☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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xxxxxxxxxxxxxx	NTX 30744	M xxxxxxxx	+